United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-8042

(Investment Company Act File Number)

Federated Insurance Series

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 12/31/17

Date of Reporting Period: 12/31/17

Item 1.	Reports to Stockholders

Annual Shareholder Report
December 31, 2017
Share Class	Primary	Service

Federated Managed Tail Risk Fund II

A Portfolio of Federated Insurance Series
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2017 through December 31, 2017. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Managed Tail Risk Fund II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2017, was 10.95% for the Primary Shares and 10.67% for the Service Shares. The total return of the S&P 500 Index (S&P 500),1 the Fund's broad-based securities market index, was 21.83% for the same period. The total returns of the MSCI All Country World Index2 (MSCI ACWI) and the Bloomberg Barclays U.S. Universal Index2 (BBUSUI) were 23.97% and 4.09%, respectively. Weighting these benchmarks (60% MSCI ACWI and 40% BBUSUI),2 the total return of the blended benchmark (“Blended Index”) was 15.65%.The Fund's total returns reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the Blended Index.
During the reporting period, the Fund's performance was affected by: (a) the Fund's targeted neutral asset allocation; (b) tactical allocation relative to these neutral points; (c) the security selection of the underlying funds; and (d) the Fund's risk management overlay. The risk management overlay was the most significant factor affecting the Fund's performance relative to the Blended Index.
The following discussion will focus on the performance of the Fund's Primary Shares.
MARKET OVERVIEW
During the reporting period, equity markets reached all-time highs amid record low volatility,3 supported by a strong global economy and hopes of domestic tax reform. Tax reform was passed at the end of the year to help propel equity markets to their year-end levels. The march to these levels was relatively smooth, with only a few bouts of volatility that saw the Chicago Board Options Exchange (CBOE) Volatility Index (VIX),4 a measure of implied forward volatility of the S&P 500, close above 15, which would ordinarily be a typical value rather than a maximum. The most notable of these occurred in May when Deputy Attorney General Rod Rosenstein appointed Robert Mueller as a special prosecutor for the investigation of Russian interference in the 2016 election. This led some to speculate about the potential of an impeachment of President Donald Trump; however, those fears quickly faded, and volatility returned to low levels. During this reporting period, the U.S. Federal Reserve (the Fed) continued to increase the federal funds target rate by hiking the rate by 25 basis points three times during the year. Furthermore, they initiated a process to unwind the Fed's balance sheet in a process dubbed “normalization” in the fall. This process will see several trillion dollars of assets expire from the Fed's balance sheet over the coming years, in a slow, managed process, which could affect the valuation of similar bonds.
The market, as measured by the S&P 500, ended the year up 21.83%, and domestic small-caps, as measured by the Russell 2000® Index,5 were up 14.65%. U.S. equities underperformed the rest of the world with the S&P 500 underperforming the MSCI ACWI, which returned 23.97%. Equities continued to outpace the 3.54% return of the Bloomberg Barclays U.S. Aggregate Bond Index.6 The commodity market continued to strengthen on improving economic conditions, as indicated by the strong 6.16% return of the DBIQ Optimum Yield Diversified Commodity Index.7 High-yield bond spreads declined substantially, and high-yield bonds, as measured by the BofA Merrill Lynch U.S. High Yield Index,8 returned 7.48%. Renewed inflation expectations following the election led to solid performance of the Treasury Inflation-Protected Securities (TIPS) asset class, as the total return of U.S. TIPS, as measured by the Bloomberg Barclays U.S. TIPS Index,9 was 1.90%.
Market volatility decreased slightly from a moderate level of 14 to a low level of 11 during the reporting period, as measured by the VIX. It only increased a few times during the year peaking at 15.96, 15.59 and 16.04 in April, May and August, respectively. All of these volatility increases were short-lived and receded quickly.
NEUTRAL ASSET ALLOCATION
The diversified10 neutral allocation, which was intended to provide resilience in down markets, was tilted toward Value Equities relative to the Blended Index. Also, the fixed-income portion of the Fund held TIPS, commodities and floating-rate notes for inflation protection. The diversified mix contributed negatively to Fund performance over the reporting period.
TACTICAL ALLOCATION
The Fund began the reporting period overweight in equities and maintained the overweight for the entire year. This tactical move positively impacted Fund performance.
SECURITY SELECTION
Security selection positively impacted Fund performance in the reporting period, with several underlying funds outperforming their respective benchmarks.
Annual Shareholder Report
1

RISK MANAGEMENT OVERLAY
The Fund uses an S&P 500 futures11 overlay to reduce the Fund's risk in markets with unusually high volatility. None of the aforementioned volatility spikes were to a high enough level to require the use of the risk management overlay. As such, this had no impact on Fund performance. At the end of the reporting period, the Fund had no overlay position.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the S& P 500.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index (60% MSCI ACWI and 40% BBUSUI). The Blended Index is being used for comparison purposes because, although it is not the Fund's broad-based securities market index, the Fund's Adviser believes it more closely reflects the market sectors in which the Fund invests.
3	Volatility is a statistical measurement of the frequency and level of changes in the value of an asset, index or instrument without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings.
4	The CBOE Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.*
5	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The R2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.*
6	The Bloomberg Barclays U.S. Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities.*
7	The DBIQ Optimum Yield Diversified Commodity Index is based on 14 commodities drawn from the Energy, Precious Metals, Industrial Metals and Agriculture sectors.*
8	The BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar-denominated below investment-grade corporate debt publicly issued in the U.S. domestic market.*
9	The Bloomberg Barclays U.S. TIPS Index is a market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury.*
10	Diversification does not assure a profit nor protect against loss.
11	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
*	The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Managed Tail Risk Fund II from December 31, 2007 to December 31, 2017, compared to the Standard & Poor's 500 Index (S&P 500),2 the Fund's broad-based securities market index, and a blended index comprised of 60% of the MSCI All Country World Index (MSCI ACWI) and 40% of the Bloomberg Barclays U.S. Universal Index (BBUSUI) (the “Blended Index”).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2017
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses.
Average Annual Total Returns for the Period Ended 12/31/2017
	1 Year	5 Years	10 Years
Primary Shares	10.95%	2.81%	0.83%
Service Shares	10.67%	2.53%	0.59%
S&P 500	21.83%	15.79%	8.50%
Blended Index	15.65%	7.53%	4.86%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, the MSCI ACWI and the BBUSUI have been adjusted to reflect reinvestment of dividends on securities in the index.
2	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The MSCI ACWI captures large- and mid-cap representation across 23 developed markets and 23 emerging markets countries. The index covers approximately 85% of the global investable equity opportunity set. The BBUSUI covers USD-denominated taxable bonds that are rated either investment-grade or high-yield. The indexes are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report
3

Portfolio of Investments Summary Table (unaudited)
At December 31, 2017, the Fund's portfolio composition1 was as follows:
Portfolio Composition	Percentage of Total Net Assets
Securities Sold Short	(2.3)%
Derivative Contracts—Short (notional value)[2]	(1.7)%
Domestic Equity Securities	37.8%
International Equity Securities	20.4%
U.S. Treasury Securities	9.3%
Domestic Fixed-Income Securities	3.8%
Trade Finance Agreements	4.9%
Asset-Backed Securities	0.3%
International Fixed-Income Securities	1.0%
Floating Rate Loan	0.4%
Non-Agency Mortgage-Backed Securities	0.3%
U.S. Government Agency Mortgage-Backed Securities	1.4%
Foreign Governments/Agencies	0.1%
Adjustment for Derivative Contracts (notional value)[2]	1.7%
Derivative Contracts[3,4]	0.0%
Other Security Types[5]	11.1%
Cash Equivalents[6]	8.1%
Other Assets and Liabilities—Net[7]	3.4%
TOTAL	100.0%
1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
2	Represents the notional value of S&P 500 futures contracts held by the Federated Prudent Bear Fund and Federated Absolute Return Fund.
3	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
4	Represents less than 0.1%.
5	Other Security Types consist of exchange-traded funds.
6	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
7	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
4

Portfolio of Investments
December 31, 2017
Shares or Principal Amount			Value
	[1]	INVESTMENT COMPANIES—79.1%
71,406		Emerging Markets Core Fund	$723,341
1,561,176		Federated Absolute Return Fund, Institutional Shares	15,580,536
71,954		Federated Bank Loan Core Fund	724,581
817,546		Federated Clover Small Value Fund, Institutional Shares	21,256,199
826,451		Federated Equity Income Fund, Inc., Institutional Shares	20,909,216
704,213		Federated Intermediate Corporate Bond Fund, Institutional Shares	6,464,674
401,179		Federated International Leaders Fund, Class R6 Shares	14,992,066
3,816,293		Federated International Strategic Value Dividend Fund, Institutional Shares	14,387,424
602,953		Federated Kaufmann Large Cap Fund, Class R6 Shares	14,507,040
316,796		Federated Mortgage Core Portfolio	3,104,599
1,232,320		Federated Project and Trade Finance Core Fund	11,189,468
488,874		Federated Prudent Bear Fund, Institutional Shares	7,797,536
3,394,487		Federated Strategic Value Dividend Fund, Institutional Shares	20,876,093
992		Federated U.S. Gov't Securities Fund: 2-5 Years, Institutional Shares	10,672
200,581		High Yield Bond Portfolio	1,283,721
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $158,194,997)	153,807,166
		CORPORATE BONDS—1.3%
$25,000		Abbott Laboratories, Sr. Unsecd. Note, 4.9%, 11/30/2046	28,753
25,000		Advance Auto Parts, Inc., 4.5%, 12/01/2023	26,313
150,000		American Honda Finance Co., Unsecd. Deb., Series MTN, 2.25%, 8/15/2019	150,245
60,000		Atmos Energy Corp., Sr. Unsecd. Note, 4.125%, 10/15/2044	65,622
75,000		Autodesk, Inc., Sr. Unsecd. Note, 4.375%, 6/15/2025	78,805
100,000		AutoZone, Inc., Sr. Unsecd. Note, 3.250%, 4/15/2025	99,755
20,000		BB&T Corp., Sr. Unsecd. Note, Series MTN, 2.250%, 2/01/2019	20,036
50,000	[2]	Bank of America Corp., Sr. Unsecd. Note, Series MTN, 1.971%, (3-month USLIBOR +0.650%), 10/01/2021	50,252
50,000		Bank of America Corp., Sub. Note, Series L, 3.95%, 4/21/2025	51,743
100,000		Becton Dickinson & Co., Sr. Unsecd. Note, 4.685%, 12/15/2044	109,682
30,000		Berkshire Hathaway, Inc., Sr. Unsecd. Note, 3.125%, 3/15/2026	30,363
100,000		Canadian Natural Resources Ltd., 3.900%, 2/01/2025	103,087
22,000		Carpenter Technology Corp., Sr. Unsecd. Note, 4.450%, 3/01/2023	22,451
30,000		Chubb INA Holdings, Inc., 3.35%, 5/03/2026	30,641
30,000		Comerica, Inc., 3.8%, 7/22/2026	30,482
50,000		Embraer Overseas Ltd., Sr. Unsecd. Note, Series 144A, 5.696%, 9/16/2023	54,875
40,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 4.900%, 2/01/2024	42,346
50,000		Energy Transfer Partners, Sr. Unsecd. Note, 4.05%, 3/15/2025	50,029
70,000		Enterprise Products Operating, Sr. Unsecd. Note, 3.95%, 2/15/2027	72,872
70,000		EverSource Energy, Sr. Unsecd. Note, 3.350%, 3/15/2026	70,487
70,000		Exelon Corp., Sr. Unsecd. Note, 3.4%, 4/15/2026	70,130
50,000		Exelon Generation Co. LLC, Sr. Unsecd. Note, 4.250%, 6/15/2022	52,508
20,000		Indiana Michigan Power Co., Sr. Unsecd. Note, Series K, 4.55%, 3/15/2046	22,884
40,000		Invesco Finance PLC, Sr. Unsecd. Note, 3.75%, 1/15/2026	41,385
40,000		Liberty Mutual Group, Inc., 4.85%, Series 144A, 8/01/2044	44,589
70,000		Liberty Property LP, Sr. Unsecd. Note, 3.75%, 4/01/2025	71,777
40,000		Masco Corp., Sr. Unsecd. Note, 4.375%, 4/01/2026	42,420
50,000		National Rural Utilities Cooperative Finance Corp., Sr. Sub., 5.250%, 4/20/2046	53,789
70,000		Newell Rubbermaid, Inc., Sr. Unsecd. Note, 4.2%, 4/01/2026	73,165
25,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 2.700%, 9/15/2019	25,160
Annual Shareholder Report
5

Shares or Principal Amount			Value
		CORPORATE BONDS—continued
$40,000		O'Reilly Automotive, Inc., Sr. Unsecd. Note, 3.55%, 3/15/2026	$40,471
35,000		ONEOK, Inc., Sr Unsecd. Note, Series 0, 4.95%, 7/13/2047	36,524
100,000		Omnicom Group, Inc., Sr. Unsecd. Note, 3.600%, 4/15/2026	101,317
10,000		Stryker Corp., Sr. Unsecd. Note, 3.5%, 3/15/2026	10,334
60,000		SunTrust Banks, Inc., Sr. Unsecd. Note, 2.9%, 3/03/2021	60,711
20,000		Textron, Inc., Sr. Unsecd. Note, 4.000%, 3/15/2026	20,892
25,000		Textron, Inc., Sr. Unsecd. Note, 4.300%, 3/01/2024	26,467
20,000		Total System Services, Inc., Sr. Unsecd. Note, 4.8%, 4/01/2026	21,669
25,000		Verisk Analytics, Inc., Sr. Unsecd. Note, 5.500%, 6/15/2045	29,212
125,000		Verizon Communications, Inc., Sr. Unsecd. Note, 5.150%, 9/15/2023	139,232
16,000		Viacom, Inc., Sr. Unsecd. Note, 3.875%, 4/01/2024	15,982
30,000		Visa, Inc., Sr. Unsecd. Note, 3.15%, 12/14/2025	30,693
50,000	[2]	Wells Fargo & Co., Sr. Unsecd. Note, 2.610%, (3-month USLIBOR +1.230%), 10/31/2023	51,364
90,000		Williams Partners LP, 4.9%, 1/15/2045	95,760
35,000		Worthington Industries, Inc., Sr Unsecd. Note, Series 0, 4.3%, 8/01/2032	35,224
55,000		Worthington Industries, Inc., Sr. Unsecd. Note, 4.550%, 4/15/2026	57,073
		TOTAL CORPORATE BONDS (IDENTIFIED COST $2,351,232)	2,459,571
		ASSET-BACKED SECURITIES—0.1%
150,000	[2]	American Express Credit Account Master Trust 2014-1, Class A, 1.847%, (1-month USLIBOR +0.370%), 12/15/2021	150,572
90,000	[2]	Navistar Financial Dealer Note Master Trust 2016-1, Class A, 2.902%, (1-month USLIBOR +1.350%), 9/27/2021	90,536
42,000		PFS Financing Corp., 2016-BA, Class A, 1.87%, 10/15/2021	41,472
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $281,999)	282,580
		COMMERCIAL MORTGAGE-BACKED SECURITIES—0.3%
60,000		Banc of America Commercial Mortgage Trust 2016-UBS10, Class A4, 3.17%, 7/15/2049	60,077
95,000		CD Commercial Mortgage Trust 2016-CD1, Class A4, 2.724%, 8/10/2049	92,348
50,000		Commercial Mortgage Trust 2015-DC1, Class AM, 3.724%, 2/10/2048	50,882
150,000		Federal Home Loan Mortgage Corp., 2.566%, 9/25/2020	151,016
100,000		JPMDB Commercial Mortgage Securities Trust 2016-C4, Class A3, 3.1413%, 12/15/2049	100,188
105,000		WF-RBS Commercial Mortgage Trust 2014-C25, Class B, 4.236%, 11/15/2047	106,975
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $373,418)	561,486
		COLLATERALIZED MORTGAGE OBLIGATION—0.0%
85,000		Bank A4, 3.488%, 11/15/2050 (IDENTIFIED COST $87,547)	87,104
		EXCHANGE-TRADED FUNDS—8.1%
83,160		iShares MSCI Emerging Market	3,918,499
70,312		iShares Dow Jones U.S. Real Estate Index Fund	5,695,975
366,452	[3]	PowerShares DB Commodity Index Tracking Fund	6,086,768
		TOTAL EXCHANGE-TRADED FUNDS (IDENTIFIED COST $16,870,959)	15,701,242
		U.S. TREASURY—6.3%
$106,981		U.S. Treasury Inflation-Protected Bond, 0.750%, 2/15/2042	107,859
437,855		U.S. Treasury Inflation-Protected Bond, 0.750%, 2/15/2045	439,558
51,092		U.S. Treasury Inflation-Protected Bond, 0.875%, 2/15/2047	53,045
51,011		U.S. Treasury Inflation-Protected Bond, 1.000%, 2/15/2046	54,423
872,431		U.S. Treasury Inflation-Protected Bond, 1.375%, 2/15/2044	1,006,495
1,436,465		U.S. Treasury Inflation-Protected Bond, 1.750%, 1/15/2028	1,612,714
1,140,890		U.S. Treasury Inflation-Protected Bond, 2.000%, 1/15/2026	1,282,171
765,537		U.S. Treasury Inflation-Protected Bond, 2.375%, 1/15/2025	871,794
1,579,050		U.S. Treasury Inflation-Protected Note, 0.125%, 4/15/2019	1,575,222
Annual Shareholder Report
6

Shares or Principal Amount		Value
	U.S. TREASURY—continued
$461,354	U.S. Treasury Inflation-Protected Note, 0.125%, 4/15/2020	$460,357
353,858	U.S. Treasury Inflation-Protected Note, 0.125%, 4/15/2021	352,300
190,722	U.S. Treasury Inflation-Protected Note, 0.125%, 1/15/2022	189,888
740,424	U.S. Treasury Inflation-Protected Note, 0.125%, 4/15/2022	735,066
3,116	U.S. Treasury Inflation-Protected Note, 0.125%, 7/15/2024	3,078
49,989	U.S. Treasury Inflation-Protected Note, 0.250%, 1/15/2025	49,515
104,016	U.S. Treasury Inflation-Protected Note, 0.375%, 7/15/2025	104,123
229,759	U.S. Treasury Inflation-Protected Note, 0.375%, 1/15/2027	228,021
55,461	U.S. Treasury Inflation-Protected Note, 0.375%, 7/15/2027	55,149
1,026,502	U.S. Treasury Inflation-Protected Note, 0.625%, 1/15/2024	1,043,681
67,478	U.S. Treasury Inflation-Protected Note, 0.625%, 1/15/2026	68,515
1,710,163	U.S. Treasury Inflation-Protected Note, 1.250%, 7/15/2020	1,765,335
55,000	United States Treasury Bond, 2.750%, 8/15/2047	55,069
1,000	United States Treasury Bond, 3.000%, 11/15/2044	1,051
25,000	United States Treasury Bond, 3.000%, 5/15/2047	26,287
90,000	United States Treasury Note, 2.000%, 11/30/2022	89,191
15,000	United States Treasury Note, 2.250%, 8/15/2027	14,798
	TOTAL U.S. TREASURY (IDENTIFIED COST $12,291,578)	12,244,705
	REPURCHASE AGREEMENT—4.8%
9,246,000	Interest in $950,000,000 joint repurchase agreement 1.42%, dated 12/29/2017 under which Bank of America, N.A. will repurchase securities provided as collateral for $950,149,889 on 1/2/2018. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities maturing on 7/20/2046 and the market value of those underlying securities was $969,152,887. (IDENTIFIED COST $9,246,000)	9,246,000
	TOTAL INVESTMENT IN SECURITIES—100.0% (IDENTIFIED COST $199,697,730)[4]	194,389,854
	OTHER ASSETS AND LIABILITIES - NET—0.0%[5]	(50,889)
	TOTAL NET ASSETS—100%	$194,338,965
At December 31, 2017, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
[3]United States Treasury Long Bond Long Futures	3	$459,000	March 2018	$1,204
[3]United States Treasury Notes 2-Year Long Futures	16	$3,425,750	March 2018	$(1,046)
[3]United States Treasury Notes 5-Year Long Futures	2	$232,328	March 2018	$167
[3]United States Treasury Ultra Bond Long Futures	7	$1,173,594	March 2018	$5,180
[3]United States Treasury Notes 10-Year Short Futures	10	$1,240,469	March 2018	$7,803
[3]United States Treasury Ultra 10-Year Short Futures	6	$801,375	March 2018	$(1,232)
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$12,076
Net Unrealized Appreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report
7

1	Affiliated holdings.
Affiliated fund holdings are investment companies which are managed by Federated Global Investment Management Corp., Federated Investment Management Company and Federated Equity Management Company of Pennsylvania (collectively, the “Co-Advisers”) or an affiliate of the Co-Advisers. Transactions with affiliated fund holdings during the year ended December 31, 2017, were as follows:
	Balance of Shares Held 12/31/2016	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/2017	Value	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/(Loss)	Dividend Income	Gain Distributions Received
Emerging Markets Core Fund	51,306	20,100	—	71,406	$723,341	$12,092	$—	$33,215	$834
Federated Absolute Return Fund, Institutional Shares	1,659,003	20,125	(117,952)	1,561,176	15,580,536	815,661	(8,718)	96,242	—
Federated Bank Loan Core Fund	77,949	3,565	(9,560)	71,954	724,581	(10,491)	3,339	36,112	—
Federated Clover Small Value Fund, Institutional Shares	730,265	184,407	(97,126)	817,546	21,256,199	(1,237,090)	438,749	159,370	3,025,002
Federated Equity Income Fund, Inc., Institutional Shares	833,185	114,586	(121,320)	826,451	20,909,216	1,739,827	233,600	475,082	677,436
Federated Intermediate Corporate Bond Fund, Institutional Shares	798,016	28,513	(122,316)	704,213	6,464,674	37,400	(30,934)	207,481	73,164
Federated International Leaders Fund, Class R6 Shares	349,652	127,110	(75,583)	401,179	14,992,066	2,842,187	22,891	98,675	—
Federated International Strategic Value Dividend Fund, Institutional Shares	2,977,505	1,321,549	(482,761)	3,816,293	14,387,424	1,044,943	(45,606)	495,249	—
Federated Kaufmann Large Cap Fund, Class R6 Shares	744,525	8,568	(150,140)	602,953	14,507,040	2,562,418	385,224	—	202,456
Federated Mortgage Core Portfolio	494,493	10,345	(188,042)	316,796	3,104,599	25,757	(26,708)	101,666	—
Federated Project and Trade Finance Core Fund	1,182,345	49,975	—	1,232,320	11,189,468	(252,606)	—	458,066	—
Federated Prudent Bear Fund, Institutional Shares	417,944	83,700	(12,770)	488,874	7,797,536	(1,290,203)	(1,405)	—	—
Federated Strategic Value Dividend Fund, Institutional Shares	3,245,193	499,370	(350,076)	3,394,487	20,876,093	591,936	225,805	752,745	1,316,516
Federated U.S. Gov't Securities Fund: 2-5 Years, Institutional Shares	980	12	—	992	10,672	(108)	—	138	—
High Yield Bond Portfolio	232,162	19,800	(51,381)	200,581	1,283,721	30,236	(13,274)	77,096	—
Affiliated issuers no longer in the portfolio at period end	545,762	—	(545,762)	—	—	2,501,233	—	—	—
TOTAL OF AFFILIATED TRANSACTIONS	14,340,285	2,491,725	(2,324,789)	14,507,221	$153,807,166	$9,413,192	$1,182,963	$2,991,137	$5,295,408
2	Floating/variable note with current rate and current maturity or next reset date shown.
3	Non-income-producing security.
4	The cost of investments for federal tax purposes amounts to $199,987,119.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2017.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
8

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Investment Companies[1]	$136,781,456	$—	$—	$153,807,166
Debt Securities:
Corporate Bonds	—	2,459,571	—	2,459,571
Asset-Backed Securities	—	282,580	—	282,580
Commercial Mortgage-Backed Securities	—	561,486	—	561,486
Collateralized Mortgage Obligations	—	87,104	—	87,104
U.S. Treasury	—	12,244,705	—	12,244,705
Exchange-Traded Funds	15,701,242	—	—	15,701,242
Repurchase Agreement	—	9,246,000	—	9,246,000
TOTAL SECURITIES	$152,482,698	$24,881,446	$—	$194,389,854
Other Financial Instruments[2]
Assets	$14,354	$—	$—	$14,354
Liabilities	(2,278)	—	—	(2,278)
TOTAL OTHER FINANCIAL INSTRUMENTS	$12,076	$—	$—	$12,076
1	As permitted by U.S. generally accepted accounting principles (GAAP), Investment Companies valued at $17,025,710 are measured at fair value using the net asset value (NAV) per share practical expedient and have not been categorized in the chart above but are included in the Total column. The amount included herein is intended to permit reconciliation of the fair value classifications to the amounts presented on the Statement of Assets and Liabilities. The price of shares redeemed in Emerging Markets Core Fund, Federated Bank Loan Core Fund, Federated Mortgage Core Portfolio and High Yield Bond Portfolio is the next determined NAV after receipt of a shareholder redemption request. The price of shares redeemed of Federated Project and Trade Finance Core Fund may be determined as of the closing NAV of the fund up to twenty-four days after receipt of a shareholder redemption request.
2	Other Financial Instruments are futures contracts.
The following acronyms are used throughout this portfolio:
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
9

Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$4.81	$5.11	$5.55	$7.06	$6.25
Income From Investment Operations:
Net investment income	0.08[1]	0.08[1]	0.08	0.08[1]	0.11[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	0.44	(0.29)	(0.42)	(0.13)	0.91
TOTAL FROM INVESTMENT OPERATIONS	0.52	(0.21)	(0.34)	(0.05)	1.02
Less Distributions:
Distributions from net investment income	(0.08)	(0.09)	(0.09)	(0.12)	(0.07)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	—	—	(0.01)	(1.34)	(0.14)
TOTAL DISTRIBUTIONS	(0.08)	(0.09)	(0.10)	(1.46)	(0.21)
Net Asset Value, End of Period	$5.25	$4.81	$5.11	$5.55	$7.06
Total Return[2]	10.95%	(4.20)%	(6.29)%	(0.97)%	16.45%
Ratios to Average Net Assets:
Net expenses	0.30%	0.28%	0.28%	0.30%	0.50%
Net investment income	1.65%	1.57%	1.54%	1.41%	1.62%
Expense waiver/reimbursement[3]	0.67%	0.69%	0.67%	0.61%	0.53%
Supplemental Data:
Net assets, end of period (000 omitted)	$137,245	$133,556	$141,823	$153,165	$169,658
Portfolio turnover	18%	21%	49%	39%	137%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
10

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$4.80	$5.10	$5.54	$7.07	$6.26
Income From Investment Operations:
Net investment income	0.07[1]	0.06[1]	0.07	0.08[1]	0.14[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	0.44	(0.29)	(0.42)	(0.16)	0.86
TOTAL FROM INVESTMENT OPERATIONS	0.51	(0.23)	(0.35)	(0.08)	1.00
Less Distributions:
Distributions from net investment income	(0.07)	(0.07)	(0.08)	(0.11)	(0.05)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	—	—	(0.01)	(1.34)	(0.14)
TOTAL DISTRIBUTIONS	(0.07)	(0.07)	(0.09)	(1.45)	(0.19)
Net Asset Value, End of Period	$5.24	$4.80	$5.10	$5.54	$7.07
Total Return[2]	10.67%	(4.48)%	(6.43)%	(1.33)%	16.11%
Ratios to Average Net Assets:
Net expenses	0.54%	0.53%	0.53%	0.54%	0.75%
Net investment income	1.36%	1.32%	1.29%	1.46%	2.01%
Expense waiver/reimbursement[3]	0.67%	0.69%	0.67%	0.63%	0.54%
Supplemental Data:
Net assets, end of period (000 omitted)	$57,094	$63,317	$69,876	$67,434	$10,101
Portfolio turnover	18%	21%	49%	39%	137%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
11

Statement of Assets and Liabilities
December 31, 2017
Assets:
Investment in securities, at value including $153,807,166 of investment in affiliated holdings (identified cost $199,697,730)		$194,389,854
Cash		863
Restricted cash (Note 2)		27,605
Income receivable		159,294
Receivable for shares sold		44,234
Receivable for daily variation margin on futures contracts		2,206
TOTAL ASSETS		194,624,056
Liabilities:
Payable for investments purchased	$58,822
Payable for shares redeemed	129,500
Payable to adviser (Note 5)	1,804
Payable for administrative fees (Note 5)	1,282
Payable for custodian fees	7,490
Payable for auditing fees	24,980
Payable for portfolio accounting fees	36,690
Payable for distribution services fee (Note 5)	12,066
Accrued expenses (Note 5)	12,457
TOTAL LIABILITIES		285,091
Net assets for 37,047,959 shares outstanding		$194,338,965
Net Assets Consist of:
Paid-in capital		$210,802,186
Net unrealized depreciation of investments and futures contracts		(5,295,800)
Accumulated net realized loss on investments and futures contracts		(15,697,041)
Undistributed net investment income		4,529,620
TOTAL NET ASSETS		$194,338,965
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
Net asset value per share ($137,244,938 ÷ 26,148,844 shares outstanding), no par value, unlimited shares authorized		$5.25
Service Shares:
Net asset value per share ($57,094,027 ÷ 10,899,115 shares outstanding), no par value, unlimited shares authorized		$5.24
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Statement of Operations
Year Ended December 31, 2017
Investment Income:
Dividends (including $2,991,137 received from affiliated holdings, see footnotes to Portfolio of Investments)		$3,267,492
Interest		486,717
TOTAL INCOME		3,754,209
Expenses:
Investment adviser fee (Note 5)	$1,455,690
Administrative fee (Note 5)	153,638
Custodian fees	16,747
Transfer agent fee	19,288
Directors'/Trustees' fees (Note 5)	2,836
Auditing fees	29,390
Legal fees	9,208
Portfolio accounting fees	70,925
Distribution services fee (Note 5)	146,314
Printing and postage	89,004
Miscellaneous (Note 5)	21,213
TOTAL EXPENSES	2,014,253
Waiver/reimbursement of investment adviser fee (Note 5)	(1,295,516)
Net expenses		718,737
Net investment income		3,035,472
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments (including net realized gain of $1,182,963 on sales of investments in affiliated holdings)		1,184,194
Net realized gain on futures contracts		42,074
Realized gain distributions from affiliated investment company shares		5,295,408
Net change in unrealized depreciation of investments (including net change in unrealized depreciation of $9,413,192 on investments in affiliated holdings)		10,601,729
Net change in unrealized depreciation of futures contracts		16,245
Net realized and unrealized gain on investments and futures contracts		17,139,650
Change in net assets resulting from operations		$20,175,122
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Statement of Changes in Net Assets
Year Ended December 31	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,035,472	$2,994,802
Net realized gain (loss) on investments including allocation from affiliated partnership, futures contracts, written options and foreign currency transactions	6,521,676	(17,484,676)
Net change in unrealized appreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	10,617,974	5,118,358
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	20,175,122	(9,371,516)
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(2,206,940)	(2,372,125)
Service Shares	(825,106)	(959,350)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(3,032,046)	(3,331,475)
Share Transactions:
Proceeds from sale of shares	9,582,389	25,650,999
Net asset value of shares issued to shareholders in payment of distributions declared	3,032,046	3,331,475
Cost of shares redeemed	(32,291,581)	(31,104,930)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(19,677,146)	(2,122,456)
Change in net assets	(2,534,070)	(14,825,447)
Net Assets:
Beginning of period	196,873,035	211,698,482
End of period (including undistributed net investment income of $4,529,620 and $3,069,391, respectively)	$194,338,965	$196,873,035
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Notes to Financial Statements
December 31, 2017
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Managed Tail Risk Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.
Investment Valuation
In calculating its NAV, the Fund generally values investments as follows:
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, the Co-Advisers and certain of the Co-Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Co-Advisers based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report
15

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Co-Advisers determine that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Co-Advisers determine that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Co-Advisers and their affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities (TIPS) are included in interest income. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. The Fund had invested in Emerging Markets Fixed Income Core Fund (EMCORE), a portfolio of Federated Core Trust II, L.P., which was a limited partnership established under the laws of the state of Delaware. The Fund recorded daily its proportionate share of income, expenses, realized and unrealized gains and losses from EMCORE. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Primary Shares and Service Shares may bear distribution services fees unique to those classes. The detail of the total fund expense waiver and reimbursement of $1,295,516 is disclosed in various locations in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration under the 1933 Act; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Annual Shareholder Report
16

Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration, market and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $6,685,875 and $3,464,670, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Option Contracts
The Fund buys or sells put and call options to seek to increase return and to manage market risk. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
At December 31, 2017, and during the year then ended, the Fund had no outstanding written option contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Annual Shareholder Report
17

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Asset
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for daily variation margin on futures contracts	$12,076*
*	Includes cumulative net appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$42,074

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$16,245
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended December 31	2017		2016
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	1,260,101	$6,261,034	2,955,103	$14,301,919
Shares issued to shareholders in payment of distributions declared	452,242	2,206,940	492,142	2,372,125
Shares redeemed	(3,354,022)	(16,735,488)	(3,387,677)	(16,394,502)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(1,641,679)	$(8,267,514)	59,568	$279,542

Year Ended December 31	2017		2016
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	666,337	$3,321,355	2,349,268	$11,349,080
Shares issued to shareholders in payment of distributions declared	169,079	825,106	199,035	959,350
Shares redeemed	(3,140,069)	(15,556,093)	(3,041,516)	(14,710,428)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(2,304,653)	$(11,409,632)	(493,213)	$(2,401,998)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(3,946,332)	$(19,677,146)	(433,645)	$(2,122,456)
Annual Shareholder Report
18

4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for the expiration of capital loss carryforwards, short-term capital gain distributions from registered investment companies, recognition of passive losses, and discount accretion/premium amortization on debt securities.
For the year ended December 31, 2017, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(2,259,665)	$1,456,803	$802,862
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2017 and 2016, was as follows:
	2017	2016
Ordinary income	$3,032,046	$3,331,475
As of December 31, 2017, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$4,529,905
Net unrealized depreciation	$(5,597,265)
Capital loss carryforwards	$(15,395,861)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, mark-to-market of futures contracts, discount accretion/premium amortization on debt securities, partnership basis adjustments and TIPS deflation deferrals.
At December 31, 2017, the cost of investments for federal tax purposes was $199,987,119. The net unrealized depreciation of investments for federal tax purposes was $5,597,265. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $6,917,864 and net unrealized depreciation from investments for those securities having an excess of cost over value of $12,515,129. The amounts presented are inclusive of derivative contracts.
At December 31, 2017, the Fund had a capital loss carryforward of $15,395,861 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years beginning after December 22, 2010.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$14,315,581	$1,080,280	$15,395,861
Capital loss carryforwards of $2,259,665 expired during the year ended December 31, 2017.
The Fund used capital loss carryforwards of $5,041,316 to offset capital gains realized during the year ended December 31, 2017.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The co-advisory agreement between the Fund and the Co-Advisers, provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Co-Advisers may voluntarily choose to waive any portion of their fee. For the year ended December 31, 2017, the Co-Advisers voluntarily waived $370,245 of their fee. The Co-Advisers have agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended December 31, 2017, the Co-Advisers reimbursed $925,271.
Annual Shareholder Report
19

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2017, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2017, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Service Shares	$146,314
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2017, FSC retained $63 of fees paid by the Fund. For the year ended December 31, 2017, the Fund's Primary Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Expense Limitation
The Co-Advisers and certain of their affiliates (which may include FSC and FAS) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective May 1, 2017, total annual fund operating expenses (as shown in the financial highlights, excluding interest expenses, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.30% and 0.55% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Co-Advisers and their applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Co-Advisers which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Annual Shareholder Report
20

6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2017, were as follows:
Purchases	$29,871,767
Sales	$37,950,234
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2017, the Fund had no outstanding loans. During the year ended December 31, 2017, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2017, there were no outstanding loans. During the year ended December 31, 2017, the program was not utilized.
9. Subsequent Event
On February 2, 2018, the Fund filed a supplement to its current Prospectus notifying shareholders that the Trustees have approved a proposed Agreement and Plan of Reorganization (Reorganization) pursuant to which Federated Managed Volatility Fund II, another fund of the Trust, would acquire all or substantially all of the assets of the Fund in complete liquidation and termination of the Fund. Pending submission of proxy materials to shareholders, a special meeting of the shareholders is proposed to be held in the third quarter of 2018 to approve or disapprove the proposed Reorganization.
10. FEDERAL TAX INFORMATION (UNAUDITED)
Of the ordinary income distributions made by the Fund during the year ended December 31, 2017, 32.98% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report
21

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF The FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED MANAGED TAIL RISK FUND II:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Managed Tail Risk Fund II (the “Fund”), a portfolio of Federated Insurance Series, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor for one or more of Federated Investors' - investment companies since 2006.
Boston, Massachusetts
February 14, 2018
Annual Shareholder Report
22

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds used as variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$1056.30	$1.55
Service Shares	$1,000	$1054.30	$2.85
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,023.70	$1.53
Service Shares	$1,000	$1,022.40	$2.80
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	0.30%
Service Shares	0.55%
Annual Shareholder Report
23

In Memoriam
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue and John W. (“John”) McGonigle. They will be greatly missed.
Jack Donahue
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
Jack Donahue, along with Richard B. Fisher, founded Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend.
John McGonigle
(Former Secretary of the Federated Funds, Former Director, Secretary and Chief Legal Officer of Federated Investors, Inc.)
John McGonigle served the Federated Funds and their respective Boards with distinction for more than 50 years as Fund Secretary and also served as Director for several closed-end funds. Mr. McGonigle was a gifted lawyer and wise counselor with a genial presence, keen intellect and convivial demeanor. A man of deep faith, he was a devoted husband, father and grandfather. A graduate of Duquesne University School of Law, Mr. McGonigle served as an officer in the U.S. Army for two years, achieving the rank of Captain. He also served on the staff of the Securities and Exchange Commission before joining Federated in 1966. Among many professional accomplishments, Mr. McGonigle helped fashion the regulatory foundation for money market funds, established Federated's first offshore funds in Ireland, and represented Federated on the Board of Governors of the Investment Company Institute where he was a member of the Executive Committee. Federated expresses deep gratitude for Mr. McGonigle and his impact on his family, friends, the community, and the mutual fund industry.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Annual Shareholder Report
24

Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Annual Shareholder Report
25

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.), where she currently serves as a member of the Compensation, Nominating and Corporate Governance Committee (Chair) and the Health, Safety and Environmental Committee. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: September 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.)
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report
26

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 Vice President Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 President Officer since: November 2004	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
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Evaluation and Approval of Advisory Contract–May 2017
Federated Managed Tail Risk Fund II (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract, under which Federated Investment Management Company, Federated Equity Management Company of Pennsylvania and Federated Global Investment Management Corp. will serve as co-advisers to the Fund (“Co-Advisers”) for an additional one-year term at its May 2017 meetings. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. Consistent with the judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of each Co-Adviser and their advisory affiliates for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below. Also, in weighing these factors, the Board considered the aggregate advisory fee paid by the Fund for the services of all Co-Advisers in addition to considering the allocation of that aggregate fee among the Co-Advisers and the rationale for that allocation.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings, at which the Board's formal approval of the investment advisory contract occurred. At the May meetings, in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Co-Advisers also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Co-Advisers or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Co-Advisers' investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Co-Advisers and their affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Co-Advisers in sponsoring the Fund; the continuing state of
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competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The investment advisory contract between the Fund and the Co-Advisers provides for payment of a single advisory fee by the Fund for all services provided by the Co-Advisers. The investment advisory contract permits the Co-Advisers to allocate the advisory fee in a manner commensurate with the services they provide to the Fund. Throughout the year, as well as in connection with its May meetings, the Board considered the fee allocation and analyzed whether the allocation of fees among the Co-Advisers continued to be a reasonable proxy for and measurement of the level of resources and services provided by each Co-Adviser toward the management of the Fund.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's contractual advisory fee rate and other expenses relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Co-Advisers and the resources of the Co-Advisers and their affiliates dedicated to the Fund. In particular, the Board considered the services provided by the Co-Advisers in the aggregate, to the extent that the Co-Advisers collaborate in the implementation of the Fund's strategy, as well as separately, to the extent to which specific services provided by a Co-Adviser are distinguishable and subject to meaningful assessment. In this regard, the Board evaluated, among other things, the Co-Advisers' personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of, and the compliance-related resources provided to, the Fund by the Co-Advisers. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Co-Advisers are executing the Fund's investment program. The Co-Advisers' ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Co-Advisers' investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by
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29

independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Senior Officer's Evaluation. The Board discussed the Fund's performance with the Co-Advisers and recognized the efforts being taken by the Co-Advisers in the context of the other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the expenses of the Fund are reasonable and supported renewal of the investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Co-Advisers have made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Co-Advisers' investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints, at higher levels. It should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Co-Advisers' industry standing and reputation and with the expectation that the Co-Advisers will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the
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30

investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Co-Advisers by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Co-Advisers and their affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Managed Tail Risk Fund II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916835
CUSIP 313916819
G00433-19 (2/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.
Annual Shareholder Report
December 31, 2017

Federated Managed Volatility Fund II

A Portfolio of Federated Insurance Series
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2017 through December 31, 2017. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Managed Volatility Fund II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2017, was 18.11%. The 18.11% total return for the reporting period consisted of 13.44% in price appreciation and 4.67% in reinvested dividends. For the same period, the Russell 1000® Value Index (R1000V) returned 13.66%, the Bloomberg Barclays High Yield 2% Issuer Capped Index (BBHY2%ICI) returned 7.50%, the Bloomberg Barclays Mortgage Backed Securities Index (BBMB) returned 2.47% and the Bloomberg Barclays Emerging Markets USD Aggregate Index (BBEMAI) returned 8.17%. Weighting these benchmarks (40% R1000V, 20% BBHY2%ICI, 20% BBMB and 20% BBEMAI), the blended index (“Blended Index”)1 return for the period was 9.06%. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which are not reflected in the total return of the Blended Index.
The Fund's investment strategy focused on income-earning investments, specifically high-quality, dividend-paying stocks and fixed-income securities with high current yield through: (1) portfolio allocation; (2) sector and security selection for equities; and (3) sector and security selection for bonds to achieve the Fund's objectives of high current income and moderate capital appreciation.2
MARKET OVERVIEW
During the reporting period, equity markets reached all-time highs amid record low volatility,3 supported by a strong global economy and hopes of domestic tax reform. Tax reform was passed at the end of the year to help propel equity markets to their year-end levels. The march to these levels was relatively smooth, with only a few bouts of volatility that saw the Chicago Board Options Exchange (CBOE) Volatility Index (VIX),4 a measure of implied forward volatility of the S&P 500 Index (S&P 500),5 close above 15, which would ordinarily be a typical value rather than a maximum. The most notable of these occurred in May when Deputy Attorney General Rod Rosenstein appointed Robert Mueller as a special prosecutor for the investigation of Russian interference in the 2016 election. This led some to speculate about the potential of an impeachment of President Donald Trump; however, those fears quickly faded, and volatility returned to low levels. During this reporting period, the U.S. Federal Reserve (the Fed) continued to increase the federal funds target rate by hiking the rate by 25 basis points three times during the year. Furthermore, they initiated a process to unwind the Fed's balance sheet in a process dubbed “normalization” in the fall. This process will see several trillion dollars of assets expire from the Fed's balance sheet over the coming years, in a slow, managed process, which could affect the valuation of similar bonds.
The S&P 500 returned 21.83% during the reporting period. In general, value stocks underperformed growth stocks, with cyclical sectors outperforming defensive sectors. The S&P 500's weak performance in the Energy and Telecommunications sectors was overshadowed by stronger performance in the Information Technology, Materials and Consumer Discretionary sectors.
On the fixed-income side, changes to U.S. Treasury rates during the reporting period were driven primarily by actions of the Fed. The raising of the federal funds target rate three times in 2017 led to a “Bear Flattening” of the U.S. Treasury curve. Specifically, interest rates for maturities of 1-month to 2-years increased by at least 70 basis points, while rates at the longer end were essentially unchanged for the 10-year maturity and down 32 basis points for the 30-year maturity. Low levels of domestic and global inflation and low sovereign yields in other developed markets combined to put downward pressure on the long end of the treasury curve. As a result of this low interest rate environment, global investor demand for yield drove U.S. credit spreads tighter. The credit-sensitive U.S. fixed-income markets such as high yield,6 investment-grade corporates7 and commercial mortgage-backed securities8 all outperformed the U.S. Treasury market on a total return and duration-adjusted basis.9 The Bloomberg Barclays U.S. Treasury Index10 total return was 2.31% during the reporting period, compared to the BBHY2%ICI total return of 7.5%, the BBEMAI total return of 8.2% and the BBMB total return of 2.5%. The fixed-income portfolio's blended benchmark's total return for the reporting period was 5.1%.
PORTFOLIO ALLOCATION
During the reporting period, the Fund's portfolio was allocated between stocks and fixed-income securities in a manner reflecting the Fund's primary investment objective of income and its secondary objective of capital appreciation. Factors used in making this allocation were: (1) the Fund's ability to pay and maintain an attractive level of dividends; and (2) the expected relative total return of fixed-income securities and stocks. The allocation at the end of the reporting period was 54% fixed-income securities, 40% stocks and 6% cash equivalents and other assets/liabilities.
Relative to the Blended Index, the Fund's allocation had a moderate negative effect on Fund performance because of an allocation to cash for futures margin.
Annual Shareholder Report

SECTOR AND SECURITY SELECTION–EQUITY
The equity component of the Fund contributed to the Fund's current income objective; additionally, it outperformed the R1000V benchmark during the reporting period. Fund management focused on realization of the Fund's income and total return objectives by purchasing and holding income-producing equity securities with favorable valuation levels. Relative to the equity component of the Blended Index, stock selection and sector allocation both contributed positively to the Fund's equity performance. Stock selection in the Industrials sector contributed positively to the Fund's equity performance. This was partially offset by negative stock selection in the Energy and Consumer Staples sectors. Sector selection in Energy and Information Technology helped the Fund's performance relative to the R1000V but was partially offset by negative sector selection in Utilities.
During the reporting period, the Fund invested in S&P 500 futures contracts for volatility risk management purposes.11 There were only limited volatility spikes throughout the year causing the Fund to not trade away from its maximum allocation to futures, ending the year at about +58%. The long futures exposure in the year was the major positive contributor to Fund performance for the reporting period. However, due to the maximum 60% futures exposure limitation and the record low market volatility, the realized, annualized daily volatility of the Fund during the reporting period was 6.1%, short of the 8%-12% target range.
SECTOR AND SECURITY SELECTION–BONDS12
Sector was the largest positive contributor to the Fund's fixed-income performance during the reporting period. The overweight to the high-yield sector and the resulting underweight to the mortgage-backed securities market (MBS) were the primary drivers of the positive sector contribution. As discussed above, the return of the high-yield market outperformed the total return of the fixed-income portion of the Blended Index, while the return of the MBS market underperformed the total return of the fixed-income portion of the Blended Index. Security selection in the emerging-market,13 MBS and investment-grade corporate sectors also positively contributed to the fixed-income portfolio's performance during the reporting period. The largest negative contributor to performance was the fixed-income portfolio's yield curve steepener positioning, which resulted in an overweight of shorter maturities and an underweight to longer maturities. The negative contribution from the yield curve position was partially offset by the fixed-income duration position, which averaged 95% of the fixed-income benchmark during the reporting period. However, interest rates overall had a negative impact on the fixed-income portfolio's performance.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2	There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend-paying stocks.
3	Volatility is a statistical measurement of the frequency and level of changes in the value of an asset, index or instrument without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings.
4	The CBOE Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.*
5	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the S& P 500.
6	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and a higher risk of default.
7	Investment-grade securities are securities that are rated at least “BBB- (minus)” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB- (minus)” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
8	The value of some mortgage-backed securities may be particularly sensitive to changes in the prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
9	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
10	The Bloomberg Barclays U.S. Treasury Index measures U.S dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury.*
11	The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities or other traditional instruments.
12	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
13	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging-market securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
*	The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Managed Volatility Fund II from December 31, 2007 to December 31, 2017, compared to the Standard & Poor's 500 Index (S&P 500),2,3 the Russell 1000® Value Index (R1000V),3,4 both broad-based securities market indexes, and a blend of indexes comprised of 40% R1000V/20% Bloomberg Barclays Emerging Markets USD Aggregate Index (BBEMAI)/20% Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI)/20% Bloomberg Barclays Mortgage Backed Securities Index (BBMB) (“Blended Index”).3,4 The Average Annual Total Return table below shows returns averaged over the stated periods.
GROWTH of a $10,000 Investment
Growth of $10,000 as of December 31, 2017
Average Annual Total Returns for the Period Ended 12/31/2017
	1 Year	5 Years	10 Years
Fund	18.11%	8.26%	7.31%
S&P 500	21.83%	15.79%	8.50%
R1000V	13.66%	14.04%	7.10%
Blended Index	9.06%	7.96%	6.92%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
Annual Shareholder Report

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, R1000V and the Blended Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
3	The S&P 500, R1000V and the Blended Index are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
4	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The R1000V is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The R1000V is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The BBEMAI tracks total returns for external-currency-denominated debt instruments of the emerging markets. The BBHY2%ICI is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BBMB covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At December 31, 2017, the Fund's portfolio composition1 was as follows:
Portfolio Composition	Percentage of Total Net Assets
Domestic Equity Securities	38.5%
Domestic Fixed-Income Securities	38.4%
International Fixed-Income Securities	14.6%
International Equity Securities	1.9%
Derivative Contracts[2]	0.3%
Other Security Types[3]	0.2%
Cash Equivalents[4]	4.4%
Other Assets and Liabilities—Net[5]	1.7%
TOTAL	100.0%
At December 31, 2017, the Fund's sector composition6 for its equity securities was as follows:
Sector Composition of Equity Holdings	Percentage of Equity Securities
Financials	26.7%
Health Care	13.4%
Energy	10.9%
Consumer Staples	8.6%
Industrials	8.5%
Information Technology	8.4%
Consumer Discretionary	6.8%
Utilities	6.0%
Real Estate	4.8%
Telecommunication Services	3.0%
Materials	2.9%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
2	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
3	Other Security Types consist of purchased options.
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
6	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments
December 31, 2017
Shares, Principal Amount or Contracts			Value
		COMMON STOCKS—40.4%
		Consumer Discretionary—2.8%
5,207		Best Buy Co., Inc.	$356,523
991		Block (H&R), Inc.	25,984
1,729	[1]	Charter Communications, Inc.	580,875
19,221		Comcast Corp., Class A	769,801
11,631		Extended Stay America, Inc.	220,989
82,625		Ford Motor Co.	1,031,986
34,803		General Motors Co.	1,426,575
1,011		Lear Corp.	178,603
21,515	[1]	Liberty Expedia Holdings, Inc.	953,760
3,038	[1]	Liberty Sirius Group - C	120,487
184	[1]	Liberty Siriusxm Group	7,298
12,535	[1]	Liberty Ventures - Series A	679,899
113	[1]	Madison Square Garden, Co. - A	23,826
12,741	[1]	Michael Kors Holdings Ltd.	802,046
33,502		News Corp.	556,133
22,462		Pulte Group, Inc.	746,862
10,135		Ralph Lauren Corp.	1,050,898
12,765		Royal Caribbean Cruises, Ltd.	1,522,609
4,103		Scripps Networks Interactive	350,314
12,420		Signet Jewelers Ltd.	702,351
15,779		Target Corp.	1,029,580
1,432		Tiffany & Co.	148,856
20,969		Time Warner, Inc.	1,918,035
7,665		Toll Brothers, Inc.	368,073
14,520		Walt Disney Co.	1,561,045
		TOTAL	17,133,408
		Consumer Staples—3.5%
16,163		Archer-Daniels-Midland Co.	647,813
19,838		CVS Health Corp.	1,438,255
4,527		Campbell Soup Co.	217,794
767		Clorox Co.	114,084
24,965		Colgate-Palmolive Co.	1,883,609
39,256		Conagra Brands, Inc.	1,478,773
2,704	[1]	Edgewell Personal Care Co.	160,591
11,274		Hershey Foods Corp.	1,279,712
4,276		Kimberly-Clark Corp.	515,942
5,044		Mondelez International, Inc.	215,883
373		Nu Skin Enterprises, Inc.	25,450
2,182		PepsiCo, Inc.	261,665
38,647		Philip Morris International, Inc.	4,083,055
21,327		Pinnacle Foods, Inc.	1,268,317
35,712		Procter & Gamble Co.	3,281,219
8,561	[1]	TreeHouse Foods, Inc.	423,427
35,007		Wal-Mart Stores, Inc.	3,456,941
11,314		Walgreens Boots Alliance, Inc.	821,623
		TOTAL	21,574,153
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		COMMON STOCKS—continued
		Energy—4.4%
16,698		Anadarko Petroleum Corp.	$895,681
2,185		Andeavor Logistics LP	249,833
4,157		Baker Hughes a GE Co. LLC	131,527
39,635		Cabot Oil & Gas Corp., Class A	1,133,561
39,724		Chevron Corp.	4,973,048
3,277		Cimarex Energy Co.	399,827
2,537	[1]	Concho Resources, Inc.	381,108
30,611		ConocoPhillips	1,680,238
4,625		Devon Energy Corp.	191,475
16,275		EOG Resources, Inc.	1,756,235
88,704		Exxon Mobil Corp.	7,419,203
13,173		Halliburton Co.	643,764
8,597		Hess Corp.	408,100
27,122		Kinder Morgan, Inc.	490,095
53,990	[1]	Kosmos Energy LLC	369,831
7,724		Marathon Oil Corp.	130,767
18,648		Marathon Petroleum Corp.	1,230,395
1,336		Noble Energy, Inc.	38,931
1,351		Occidental Petroleum Corp.	99,515
4,518		Pioneer Natural Resources, Inc.	780,936
26,688		Schlumberger Ltd.	1,798,504
1,521		Targa Resources Investments, Inc.	73,647
18,253		Valero Energy Corp.	1,677,633
16,976		Williams Companies, Inc.	517,598
		TOTAL	27,471,452
		Financials—10.8%
48,155		AGNC Investment Corp.	972,249
18,080		Aflac, Inc.	1,587,062
52,436		Ally Financial, Inc.	1,529,034
8,684		American Express Co.	862,408
21,499		American International Group, Inc.	1,280,910
12,181		Assurant, Inc.	1,228,332
106		Assured Guaranty Ltd.	3,590
4,928		BB&T Corp.	245,020
236,188		Bank of America Corp.	6,972,270
32,110	[1]	Berkshire Hathaway, Inc., Class B	6,364,844
61		BlackRock, Inc.	31,336
18,292	[1]	Brighthouse Financial, Inc.	1,072,643
10,578		Capital One Financial Corp.	1,053,357
69,956		Chimera Investment Corp.	1,292,787
789		Chubb Ltd.	115,297
69,410		Citigroup, Inc.	5,164,798
3,634		Citizens Financial Group, Inc.	152,555
23,752		Discover Financial Services	1,827,004
138		Fifth Third Bancorp	4,187
7,248		Goldman Sachs Group, Inc.	1,846,501
12,633		Hartford Financial Services Group, Inc.	710,985
80,697		JPMorgan Chase & Co.	8,629,737
42,753		KeyCorp	862,328
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		COMMON STOCKS—continued
		Financials—continued
5,998		Lazard Ltd., Class A	$314,895
16,753		Lincoln National Corp.	1,287,803
888		MetLife, Inc.	44,897
44,241		Morgan Stanley	2,321,325
72,489		Navient Corp.	965,554
11,296	[1]	OneMain Holdings, Inc.	293,583
2,368		PNC Financial Services Group	341,679
15,827		PacWest Bancorp	797,681
37,993		Popular, Inc.	1,348,372
4,090		Principal Financial Group	288,590
19,372		Prudential Financial	2,227,393
1,974		Regions Financial Corp.	34,111
11,265		Santander Consumer USA Holdings, Inc.	209,754
50		State Street Corp.	4,881
10,298		SunTrust Banks, Inc.	665,148
17,527		Synchrony Financial	676,717
21,613		The Bank of New York Mellon Corp.	1,164,076
14,510		The Travelers Cos, Inc.	1,968,136
78,952		Two Harbors Investment Corp.	1,283,760
27,967		U.S. Bancorp	1,498,472
88,361		Wells Fargo & Co.	5,360,862
		TOTAL	66,906,923
		Health Care—5.4%
39,440		Abbott Laboratories	2,250,841
1,587		Aetna, Inc.	286,279
5,519		Allergan PLC	902,798
13,967		Amgen, Inc.	2,428,861
7,036		Anthem, Inc.	1,583,170
28,202		Baxter International, Inc.	1,822,977
14,901		Bristol-Myers Squibb Co.	913,133
3,650		CIGNA Corp.	741,279
12,412	[1]	Centene Corp.	1,252,123
3,336		Cooper Cos., Inc.	726,848
4,586	[1]	Davita, Inc.	331,339
26,126	[1]	Endo International PLC	202,477
11,486		Gilead Sciences, Inc.	822,857
6,719	[1]	HCA Healthcare, Inc.	590,197
5,126		Humana, Inc.	1,271,607
46,912		Johnson & Johnson	6,554,545
1,157	[1]	Juno Therapeutics, Inc.	52,886
1,357	[1]	Mallinckrodt PLC	30,614
15,055		Medtronic PLC	1,215,691
69,155		Merck & Co., Inc.	3,891,352
5,885	[1]	Mylan NV	248,994
128,554		Pfizer, Inc.	4,656,226
6,256		Quest Diagnostics, Inc.	616,153
1,420		Zimmer Biomet Holdings, Inc.	171,351
		TOTAL	33,564,598
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		COMMON STOCKS—continued
		Industrials—3.4%
18,394		AMETEK, Inc.	$1,333,013
943		CSX Corp.	51,874
9,449		Caterpillar, Inc.	1,488,973
7,216		Copa Holdings, Class A	967,377
11,273		Crane Co.	1,005,777
5,478		Cummins, Inc.	967,634
12,780		Delta Air Lines, Inc.	715,680
3,776		Eaton Corp. PLC	298,342
3,928		Fortive Corp.	284,191
72,646		General Electric Co.	1,267,673
282		Huntington Ingalls Industries, Inc.	66,467
10,897		Ingersoll-Rand PLC	971,903
284		Jacobs Engineering Group, Inc.	18,733
4,894		L3 Technologies, Inc.	968,278
2,752		Lockheed Martin Corp.	883,530
13,159		Masco Corp.	578,207
1,997		Norfolk Southern Corp.	289,365
10,417		Orbital ATK, Inc.	1,369,836
5,887		Owens Corning, Inc.	541,251
6,693		Parker-Hannifin Corp.	1,335,789
429		Pitney Bowes, Inc.	4,796
2,610		Roper Technologies, Inc.	675,990
13,060		Ryder Systems, Inc.	1,099,260
5,465		Spirit AeroSystems Holdings, Inc. – Class A	476,821
6,695		Terex Corp.	322,833
7,440		Textron, Inc.	421,030
4,274		Union Pacific Corp.	573,143
8,318		United Technologies Corp.	1,061,127
15,841		Waste Management, Inc.	1,367,078
		TOTAL	21,405,971
		Information Technology—3.4%
36,242	[1]	Arris International PLC	931,057
69,864		Cisco Systems, Inc.	2,675,791
1,552	[1]	CoreLogic, Inc.	71,718
2,302		Cypress Semiconductor Corp.	35,082
539	[1]	Echostar Holding Corp.	32,286
2,566		Fidelity National Information Services, Inc.	241,435
4,106	[1]	First Solar, Inc.	277,237
26,588		HP, Inc.	558,614
66,968		Intel Corp.	3,091,243
4,690		International Business Machines Corp.	719,540
51,353		Juniper Networks, Inc.	1,463,561
4,662		Leidos Holdings, Inc.	301,025
60,191		Marvell Technology Group Ltd.	1,292,301
6,717	[1]	Micron Technology, Inc.	276,203
6,198	[1]	NXP Semiconductors NV	725,724
1,576		NetApp, Inc.	87,184
8,411	[1]	Nuance Communications, Inc.	137,520
332	[1]	ON Semiconductor Corp.	6,952
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		COMMON STOCKS—continued
		Information Technology—continued
63,426		Oracle Corp.	$2,998,781
23,798		Qualcomm, Inc.	1,523,548
17,033	[1]	Synopsys, Inc.	1,451,893
4,433	[1]	Trimble, Inc.	180,157
14,284	[1]	Twitter, Inc.	342,959
20,080		Western Digital Corp.	1,596,962
1,056	[1]	Zynga, Inc.	4,224
		TOTAL	21,022,997
		Materials—1.2%
3,812	[1]	Alcoa Corp.	205,352
14,169		CF Industries Holdings, Inc.	602,749
6,775		DowDuPont, Inc.	482,516
34,056	[1]	Freeport-McMoRan, Inc.	645,702
79,694		Graphic Packaging Holding Co.	1,231,272
25,699		Huntsman Corp.	855,520
7,266		LyondellBasell Industries NV – Class A	801,585
31,488		Newmont Mining Corp.	1,181,430
2,871		Olin Corp.	102,150
3,750		Praxair, Inc.	580,050
11,498		WestRock Co.	726,789
		TOTAL	7,415,115
		Real Estate—1.9%
49,799		American Homes 4 Rent	1,087,610
2,676		Avalonbay Communities, Inc.	477,425
62,867		Brandywine Realty Trust	1,143,551
20,827	[1]	CBRE Group, Inc.	902,017
4,361		CoreCivic, Inc.	98,123
13,051		DCT Industrial Trust, Inc.	767,138
47,579		Duke Realty Corp.	1,294,625
10,600	[1]	Equity Commonwealth	323,406
543		Essex Property Trust, Inc.	131,064
464		Gaming and Leisure Properties, Inc.	17,168
42,000		Host Hotels & Resorts, Inc.	833,700
12,573		Lamar Advertising Co. – Class A	933,420
9,374		Paramount Group, Inc.	148,578
12,648		Park Hotels & Resorts, Inc.	363,630
29,575		ProLogis, Inc.	1,907,883
11,359		Rayonier, Inc.	359,285
1,524		Vornado Realty Trust	119,146
8,946		Welltower, Inc.	570,486
14,421		Weyerhaeuser Co.	508,484
		TOTAL	11,986,739
		Telecommunication Services—1.2%
132,337		AT&T, Inc.	5,145,263
11,726	[1]	T-Mobile USA, Inc.	744,718
24,274		Telephone and Data System, Inc.	674,817
17,190		Verizon Communications	909,867
		TOTAL	7,474,665
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		COMMON STOCKS—continued
		Utilities—2.4%
56,577		AES Corp.	$612,729
8,204		Ameren Corp.	483,954
21,741		American Electric Power Co., Inc.	1,599,485
5,256		Atmos Energy Corp.	451,438
28,382		CMS Energy Corp.	1,342,469
90,315	[1]	Calpine Corp.	1,366,466
48,805		CenterPoint Energy, Inc.	1,384,110
10,938		DTE Energy Co.	1,197,274
377		Duke Energy Corp.	31,710
1,735		EverSource Energy	109,617
31,223		MDU Resources Group, Inc.	839,274
6,522		NextEra Energy, Inc.	1,018,671
24,699		P G & E Corp.	1,107,256
13,218		Pinnacle West Capital Corp.	1,125,909
6,106		UGI Corp.	286,677
5,715		Vectren Corp.	371,589
34,092		Xcel Energy, Inc.	1,640,166
		TOTAL	14,968,794
		TOTAL COMMON STOCKS (IDENTIFIED COST $221,736,054)	250,924,815
		ADJUSTABLE RATE MORTGAGE—0.0%
$10,805	[2]	Federal National Mortgage Association, 3.569%, 09/01/2037 (IDENTIFIED COST $10,883)	11,379
		COLLATERALIZED MORTGAGE OBLIGATIONS—2.5%
1,275,000		Banc of America Commercial Mortgage Trust 2016-UBS10, Class A4, 3.170%, 07/15/2049	1,276,639
1,100,000		CD Commercial Mortgage Trust 2016-CD1, Class A4, 2.724%, 08/10/2049	1,069,292
875,000		Deutsche Bank Commercial Mortgage Trust 2016-C3, Class A5, 2.890%, 09/10/2049	860,981
1,100,000		Federal Home Loan Mortgage Corp. REMIC K060, Class A2, 3.271%, 10/25/2026	1,137,321
983,540		Federal Home Loan Mortgage Corp. REMIC K062, Class A1, 3.032%, 09/25/2026	1,003,687
1,979,687		Federal Home Loan Mortgage Corp. REMIC K063, Class A1, 3.045%, 08/25/2026	2,023,575
1,000,000	[2]	Federal Home Loan Mortgage Corp. REMIC K729, Class A2, 3.136% (1-month USLIBOR), 10/25/2024	1,027,897
306,752	[2]	Federal National Mortgage Association REMIC 2006-117, Class GF, 1.902% (1-month USLIBOR +0.350%) , 12/25/2036	307,018
259,926	[2]	Federal National Mortgage Association REMIC 2012-1, Class F, 2.002% (1-month USLIBOR +0.450%) , 02/25/2042	260,971
1,500,000		Federal National Mortgage Association REMIC 2016-M11, Class A2, 2.369%, 07/25/2026	1,440,204
980,000		GS Mortgage Securities Trust 2014-GC24, Class B, 4.508%, 09/10/2047	1,024,079
1,500,000		JPMDB Commercial Mortgage Securities Trust 2016-C4, Class A3, 3.141%, 12/15/2049	1,502,814
1,500,000		Morgan Stanley Capital I Trust 2016-UB12, Class A4, 3.596%, 12/15/2049	1,538,744
590,000		UBS-Barclays Commercial Mortgage Trust 2013-C6, Class B, 3.875%, 04/10/2046	597,547
495,000		WF-RBS Commercial Mortgage Trust 2014-C25, Class B, 4.236%, 11/15/2047	504,309
		TOTAL COLLATERALIZED MORTGAGE OBLIGATION (IDENTIFIED COST $15,820,034)	15,575,078
		COMMERCIAL MORTGAGE-BACKED SECURITIES—0.4%
750,000		Federal Home Loan Mortgage Corp., K055, Class A2, 2.673%, 03/25/2026	741,897
1,050,000		FREMF Mortgage Trust 2013-K25, Class B, 3.619%, 11/25/2045	1,071,002
790,000		FREMF Mortgage Trust 2015-K49, Class B, 3.721%, 10/25/2048	797,114
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $2,567,283)	2,610,013
		CORPORATE BONDS—14.9%
		Air Transportation—0.0%
70,000		Gol Finance, Sr. Unsecd. Note, Series 144A, 7.000%, 01/31/2025	69,161
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Airport—0.1%
$400,000	Mexico City Airport Trust, Sec. Fac. Bond, Series 144A, 5.500%, 10/31/2046	$396,500
	Banking—3.3%
200,000	Access Bank PLC, Sr. Unsecd. Note, Series REGS, 10.500%, 10/19/2021	225,736
200,000	Axiata SPV2 Bhd, Sr. Unsecd. Note, Series EMTN, 4.357%, 03/24/2026	211,541
195,000	BB&T Corp., Sr. Unsecd. Note, Series MTN, 2.750%, 04/01/2022	196,477
200,000	BBVA Banco Continental, Series REGS, 5.000%, 08/26/2022	216,250
300,000	BBVA Bancomer S.A. Mexico, Jr. Sub. Note, Series 144A 5.350%, 11/12/2029	300,000
200,000	BBVA Bancomer S.A. Texas, Sub. Note, Series REGS, 6.500%, 03/10/2021	218,250
200,000	Banco Bilbao Vizcaya Arge, Jr. Sub. Note, 6.125%, 02/16/2066	206,750
200,000	Banco Bradesco (Cayman), Sub Note, Series REGS, 5.750%, 03/01/2022	209,688
200,000	Banco De Bogota S.A., Sub. Note, Series REGS, 6.250%, 05/12/2026	216,160
100,000	Banco de Credito del Peru, Jr. Sub. Note, Series REGS, 9.750%, 11/06/2069	111,500
100,000	Banco de Credito del Peru, Series REGS, 6.125%, 04/24/2027	110,250
100,000	Banco Del Estado, Sr. Unsecd. Note, Series REGS, 4.125%, 10/07/2020	104,465
219,000	Banco Do Brasil S.A., 3.875%, 10/10/2022	215,879
200,000	Banco Inbursa S.A. Institucion, Sr. Unsecd. Note, Series 144A, 4.375%, 04/11/2027	200,876
300,000	Banco Internacional del Peru, Sr. Unsecd. Note, Series REGS, 5.750%, 10/07/2020	323,250
150,000	Banco Macro S.A., Sub. Note, Series 144A, 6.750%, 11/04/2026	155,582
200,000	Bancolombia S.A., 5.950%, 06/03/2021	216,800
200,000	Bangkok Bank PCL, Sr. Unsecd. Note, Series REGS, 3.875%, 09/27/2022	208,129
250,000	Bank of America Corp., Sr. Unsecd. Note, 3.705%, 04/24/2028	256,827
150,000	Bank of America Corp., Sub. Note, 6.500%, 09/15/2037	186,919
300,000	Bank of America Corp., Sub. Note, Series MTN, 4.000%, 01/22/2025	312,325
510,000	Bank of China Ltd., Series 144A, 5.000%, 11/13/2024	544,655
600,000	Bank of China Ltd., Sub. Note, Series REGS, 5.000%, 11/13/2024	640,771
200,000	Bank of East Asia Ltd., Sub. Note, 4.000%, 11/03/2026	200,052
200,000	Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 2.661%, 05/16/2023	199,991
200,000	CBQ Finance Ltd., Sub. Note, Series REGS, 7.500%, 11/18/2019	214,087
300,000	China Construction Bank Corp., Sub. Note, Series EMTN, 4.250%, 08/20/2024	304,844
570,000	Citigroup, Inc., Sr. Unsecd. Note, 3.400%, 05/01/2026	574,287
250,000	Citizens Bank NA, Sr. Unsecd. Note, Series BKNT, 2.550%, 05/13/2021	249,250
25,000	Compania General de Combustibles, Sr. Unsecd. Note, Series REGS, 9.500%, 11/07/2021	26,750
350,000	Compass Bank, Birmingham, Sub. Note, Series BKNT, 3.875%, 04/10/2025	351,582
200,000	Credit Bank of Moscow, Sub. Note, Series 144A, 7.500%, 10/05/2027	185,871
200,000	Dib Tier 1 Sukuk 2 Ltd., Jr. Sub. Note, 6.750%, 07/20/2166	207,622
300,000	Emirates NBD Tier 1 Ltd., Jr. Sub. Note, 5.750%, 11/30/2066	305,270
200,000	Export-Import Bank Korea, Sr. Unsecd. Note, 1.750%, 05/26/2019	197,553
600,000	Export-Import Bank Korea, Sr. Unsecd. Note, 2.625%, 12/30/2020	594,702
200,000	Export-Import Bank of China/The via Avi Funding Co. Ltd., Sr. Unsecd. Note, Series REGS, 3.800%, 09/16/2025	204,946
750,000	Export-Import Bank of India, Sr. Unsecd. Note, Series EMTN, 3.875%, 10/02/2019	764,048
200,000	Global Bank Corp., Sr. Unsecd. Note, Series 144A, 4.500%, 10/20/2021	204,240
500,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 6.250%, 02/01/2041	674,672
200,000	Hazine Mustesarligi Varlik Kiralama A.S., Sr. Unsecd. Note, Series 144A, 5.004%, 04/06/2023	203,631
400,000	HSBC Holdings PLC, Sr. Unsecd. Note, 3.900%, 05/25/2026	415,191
200,000	Huntington Bancshares, Inc., Sr. Unsecd. Note, 3.150%, 03/14/2021	203,278
250,000	ICICI Bank Ltd., Series REGS, 5.750%, 11/16/2020	268,644
200,000	ICICI Bank Ltd./Dubai, Sr. Unsecd. Note, Series 144A, 3.800%, 12/14/2027	197,727
200,000	Industrial and Commercial Bank of China Ltd., Sr. Unsecd. Note, 3.538%, 11/08/2027	199,184
500,000	Industrial and Commercial Bank of China Ltd., Sr. Unsecd. Note, Series MTN, 2.905%, 11/13/2020	499,284
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		CORPORATE BONDS—continued
		Banking—continued
$400,000		Industrial and Commercial Bank of China Ltd., Jr. Sub. Note, Series REGS, 6.000%,12/10/2066	$414,700
200,000		Industrial Bank of Korea, Sr. Unsecd. Note, Series REGS, 2.000%, 04/23/2020	196,091
300,000		Itau Unibanco Holding S.A., Sub. Note, Series REGS, 6.200%, 12/21/2021	319,800
850,000		J.P. Morgan Chase & Co., Sub. Note, 3.375%, 05/01/2023	864,493
300,000		Korea Development Bank, Sr. Unsecd. Note, 2.250%, 05/18/2020	295,586
200,000		Manufacturers & Traders Trust Co., Sr. Unsecd. Note, Series BKNT, 2.500%, 05/18/2022	199,237
200,000		MTN Mauritius Investment, Sr. Unsecd. Note, Series 144A, 5.373%, 02/13/2022	207,279
250,000		Morgan Stanley, Sr. Unsecd. Note, Series MTN, 6.250%, 08/09/2026	298,821
275,000		Morgan Stanley, Sub. Note, Series MTN, 4.100%, 05/22/2023	286,810
200,000		Multibank, Inc., Sr. Unsecd. Note, Series 144A, 4.375%, 11/09/2022	199,750
250,000		Pampa Energia S.A., Sr. Unsecd. Note, Series 144A, 7.500%, 01/24/2027	275,035
250,000	[2]	QIB Sukuk Ltd., Sr. Unsecured Note, 2.936%, (3-month USLIBOR +1.500%) 08/18/2019	248,134
250,000		Regions Financial Corp., Sr. Unsecd. Note, 3.200%, 02/08/2021	254,525
200,000		Sberbank, Sub. Note, Series REGS, 5.500%, 02/26/2024	203,630
200,000		Shinhan Bank, Sub. Note, Series 144A, 3.875%, 03/24/2026	202,904
200,000		Sibur Securities DAC, Sr. Unsecd. Note, Series 144A, 4.125%, 10/05/2023	200,346
200,000		T.C. Ziraat Bankasi A.S., Sr. Unsecd. Note, Series 144A, 5.125%, 09/29/2023	195,310
300,000		Turkiye Garanti Bankasi AS, Sr. Unsecd. Note, Series 144A, 5.875%, 03/16/2023	311,973
300,000		Turkiye Garanti Bankasi AS, Sub. Note, Series 144A, 6.125%, 05/24/2027	300,171
300,000		Turkiye Is Bankasi, Sub. Note, Series 144A, 7.000%, 06/29/2028	300,958
200,000		Turkiye Is Bankasi, Series REGS, 5.500%, 04/21/2019	204,231
200,000		Turkiye Vakiflar Bankasi T.A.O., Series 144A, 5.000%, 10/31/2018	202,051
230,000		Turkiye Vakiflar Bankasi, Sr. Unsecd. Note, Series 144A, 5.500%, 10/27/2021	230,710
200,000		United Bank for Africa PLC, Sr. Unsecured Note, Series REGS, 7.750%, 06/08/2022	207,032
200,000		VNESHECONOMBANK(VEB), Series REGS, 5.942%, 11/21/2023	217,869
300,000		VTB Bank OJSC, Sub. Note, Series REGS, 9.500%, 12/06/2066	332,778
300,000		Wells Fargo & Co., Sr. Unsecd. Note, 3.000%, 10/23/2026	294,302
200,000		Yapi ve Kredi Bankasi A.S., Sr. Unsecd. Note, Series 144A, 5.850%, 06/21/2024	200,378
200,000		Zenith Bank Ltd., Sr. Unsecd. Note, Series 144A, 7.375%, 05/30/2022	208,640
		TOTAL	20,909,330
		Brewing—0.1%
300,000		Anadolu Efes Biracilik ve Malt Sanayii A.S., Series REGS, 3.375%, 11/01/2022	293,938
		Building & Development—0.0%
100,000		Odebrecht S.A., Company Guarantee, Series 144A, 7.500%, 12/14/2066	32,800
		Business Equipment & Services—0.0%
200,000		GNL Quintero S.A., Sr. Unsecd. Note, Series REGS, 4.634%, 07/31/2029	209,000
		Capital Goods - Aerospace & Defense—0.2%
250,000		Airbus Group SE, Sr. Unsecd. Note, Series 144A, 3.150%, 04/10/2027	251,011
200,000		Embraer Netherlands Finance, Sr. Unsecd. Note, 5.400%, 02/01/2027	216,250
160,000		Huntington Ingalls Industries, Sr. Unsecd. Note, Series 144A, 3.483%, 12/01/2027	159,800
400,000		Lockheed Martin Corp., Sr. Unsecd. Note, 2.900%, 03/01/2025	399,279
185,000		Northrop Grumman Corp., Sr. Unsecd. Note, 3.250%, 01/15/2028	185,607
200,000		Textron, Inc., Sr. Unsecd. Note, 3.650%, 03/15/2027	203,589
		TOTAL	1,415,536
		Capital Goods - Building Materials—0.1%
50,000		Allegion US Holdings Co., Sr. Unsecd. Note, 3.200%, 10/01/2024	49,538
90,000		Allegion US Holdings Co., Sr. Unsecd. Note, 3.550%, 10/01/2027	89,218
200,000		Cemex Finance LLC, Series REGS, 6.000%, 04/01/2024	212,000
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Capital Goods - Building Materials—continued
$200,000	Cemex, Sab De Cv, Series 144A, 7.750%, 04/16/2026	$227,000
165,000	Masco Corp., Sr. Unsecured Note, Series 0, 4.500%, 05/15/2047	168,417
	TOTAL	746,173
	Capital Goods - Construction Machinery—0.0%
120,000	CNH Industrial NV, Sr. Unsecd. Note, Series MTN, 3.850%, 11/15/2027	119,872
	Capital Goods - Diversified Manufacturing—0.1%
300,000	Parker-Hannifin Corp., Sr. Unsecd. Note, 3.250%, 03/01/2027	302,910
	Chemicals & Plastics—0.3%
200,000	Albemarle Corp., 4.150%, 12/01/2024	212,182
200,000	Albemarle Corp., Sr. Unsecd. Note, 5.450%, 12/01/2044	236,683
200,000	Alpek Sa De CV, Sr. Unsecd. Note, Series REGS, 4.500%, 11/20/2022	205,750
200,000	Braskem Finance Ltd., 6.450%, 02/03/2024	225,002
200,000	Mexichem S.A. de CV, Sr. Unsecd. Note, Series 144A, 5.500%, 01/15/2048	195,250
200,000	OCP S.A., Sr. Unsecd. Note, Series REGS, 4.500%, 10/22/2025	200,659
200,000	PTT Global Chemical PCL, Series REGS, 4.250%, 09/19/2022	209,607
200,000	Phosagro OAO via Phosagro, Sr. Unsecd. Note, Series 144A, 3.950%, 11/03/2021	201,873
250,000	Sinochem Overseas Capital Co. Ltd., Company Guarantee, Series REGS, 4.500%, 11/12/2020	261,077
	TOTAL	1,948,083
	Communications - Cable & Satellite—0.2%
250,000	CCO Safari II LLC, 6.484%, 10/23/2045	292,264
200,000	Comcast Corp., Sr. Unsecd. Note, 3.150%, 02/15/2028	200,831
350,000	Comcast Corp., Sr. Unsecd. Note, 3.300%, 02/01/2027	357,379
300,000	Time Warner Cable, Inc., Company Guarantee, 5.500%, 09/01/2041	313,492
	TOTAL	1,163,966
	Communications - Media & Entertainment—0.2%
300,000	CBS Corp., 4.900%, 08/15/2044	316,206
250,000	Discovery Communications, Sr. Unsecd. Note, 4.900%, 03/11/2026	267,076
300,000	WPP Finance 2010, Sr. Unsecd. Note, 5.125%, 09/07/2042	324,267
	TOTAL	907,549
	Communications - Telecom Wireless—0.1%
300,000	American Tower Corp., Sr. Unsecd. Note, 5.000%, 02/15/2024	328,982
360,000	Crown Castle International Corp., Sr. Unsecd. Note, 3.700%, 06/15/2026	360,307
	TOTAL	689,289
	Communications - Telecom Wirelines—0.2%
700,000	AT&T, Inc., Sr. Unsecd. Note, 5.150%, 03/15/2042	728,271
180,000	Telefonica Emisiones SAU, Sr. Unsecd. Note, 5.213%, 03/08/2047	204,902
534,000	Verizon Communications, Inc., Sr. Unsecd. Note, 5.012%, 04/15/2049	561,806
	TOTAL	1,494,979
	Conglomerates—0.0%
100,000	Arcos Dorados Holdings, Inc., Sr. Unsecd. Note, Series 144A, 5.875%, 04/04/2027	105,966
	Consumer Cyclical - Automotive—0.3%
200,000	Daimler Finance NA LLC, Sr. Unsecd. Note, Series 144A, 2.850%, 01/06/2022	200,947
170,000	Ford Motor Co., Sr. Unsecd. Note, 4.750%, 01/15/2043	172,893
350,000	General Motors Co., Sr. Unsecd. Note, 5.200%, 04/01/2045	370,893
200,000	Hyundai Capital America, Sr. Unsecd. Note, Series 144A, 3.100%, 04/05/2022	199,107
200,000	Hyundai Capital Services, Sr. Unsecd. Note, Series 144A, 3.000%, 08/29/2022	196,825
200,000	Kia Motors Corp., Sr. Unsecd. Note, Series 144A, 3.500%, 10/25/2027	196,968
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Consumer Cyclical - Automotive—continued
$200,000	Nissan Motor Acceptance Corp., Sr. Unsecd. Note, Series 144A, 2.250%, 01/13/2020	$199,689
	TOTAL	1,537,322
	Consumer Cyclical - Retailers—0.1%
185,000	AutoZone, Inc., Sr. Unsecd. Note, 3.750%, 06/01/2027	188,068
140,000	Dollar General Corp., Sr. Unsecd. Note, 3.875%, 04/15/2027	146,244
	TOTAL	334,312
	Consumer Cyclical - Services—0.1%
80,000	Visa, Inc., Sr. Unsecd. Note, 2.750%, 09/15/2027	79,008
200,000	Visa, Inc., Sr. Unsecd. Note, 2.800%, 12/14/2022	203,038
	TOTAL	282,046
	Consumer Non-Cyclical - Food/Beverage—0.4%
200,000	Becle S.A. de CV, Sr. Unsecd. Note, Series 144A, 3.750%, 05/13/2025	201,037
100,000	BFF International Ltd., Sr. Unsecd. Note, Series 144A, 7.250%, 01/28/2020	107,500
200,000	Danone S.A., Sr. Unsecd. Note, Series 144A, 2.947%, 11/02/2026	195,060
200,000	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series 144A, 3.875%, 06/27/2024	206,804
200,000	Grupo Bimbo SAB de CV, Series 144A, 4.875%, 06/27/2044	208,189
90,000	Heineken NV, Sr. Unsecd. Note, Series 144A, 3.500%, 01/29/2028	91,981
200,000	JBS Investments GmbH, Series REGS, 7.750%, 10/28/2020	204,750
150,000	JBS USA LLC/JBS USA Finance, Sr. Unsecd. Note, Series 144A, 7.250%, 06/01/2021	153,188
140,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 4.375%, 06/01/2046	139,112
200,000	Marfrig Holding Europe BV, Sr. Unsecd. Note, Series 144A, 7.000%, 03/15/2024	201,250
200,000	Minerva Luxembourg S.A., Sr. Unsecd. Note, Series 144A, 5.875%, 01/19/2028	194,850
150,000	Molson Coors Brewing Co., Sr. Unsecd. Note, 3.000%, 07/15/2026	147,051
140,000	Mondelez International Holdings Netherlands BV, Sr. Unsecd. Note, Series 144A, 2.000%, 10/28/2021	136,310
200,000	Sigma Alimentos S.A., Sr. Unsecd. Note, Series 144A, 4.125%, 05/02/2026	202,250
50,000	Smithfield Foods, Inc., Sr. Unsecd. Note, Series 144A, 4.250%, 02/01/2027	51,390
95,000	Tyson Foods, Inc., Sr. Unsecd. Note, 3.550%, 06/02/2027	97,438
	TOTAL	2,538,160
	Consumer Non-Cyclical - Health Care—0.1%
200,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 3.875%, 07/15/2023	207,362
200,000	Becton Dickinson & Co., Sr. Unsecd. Note, 4.669%, 06/06/2047	217,230
120,000	Medtronic Global Holdings, Sr. Unsecd. Note, 3.350%, 04/01/2027	123,236
	TOTAL	547,828
	Consumer Non-Cyclical - Pharmaceuticals—0.1%
100,000	Abbott Laboratories, Sr. Unsecd. Note, 3.750%, 11/30/2026	102,848
100,000	Abbott Laboratories, Sr. Unsecd. Note, 4.900%, 11/30/2046	115,011
190,000	AstraZeneca PLC, Sr. Unsecd. Note, 2.375%, 06/12/2022	187,919
200,000	Celgene Corp., Sr. Unsecd. Note, 4.350%, 11/15/2047	208,424
175,000	Teva Pharmaceutical Industries Ltd., Sr. Unsecd. Note, 2.950%, 12/18/2022	157,144
200,000	Teva Pharmaceutical Finance, Sr. Unsecd. Note, 3.150%, 10/01/2026	165,389
	TOTAL	936,735
	Consumer Non-Cyclical - Products—0.0%
200,000	Reckitt Benckiser Treasury, Sr. Unsecd. Note, Series 144A, 3.000%, 06/26/2027	195,507
	Consumer Non-Cyclical - Supermarkets—0.0%
200,000	Kroger Co., Sr. Unsecd. Note, 4.450%, 02/01/2047	200,328
	Consumer Non-Cyclical - Tobacco—0.1%
280,000	Reynolds American, Inc., Sr. Unsecd. Note, 7.000%, 08/04/2041	379,864
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Consumer Products—0.0%
$62,000	Mastellone Hermanos S.A., Sr. Unsecd. Note, Series REGS, 12.625%, 07/03/2021	$68,617
	Energy - Independent—0.2%
300,000	Anadarko Petroleum Corp., Sr. Unsecd. Note, 5.550%, 03/15/2026	337,063
400,000	Canadian Natural Resources Ltd., Sr. Unsecd. Note, 3.800%, 04/15/2024	412,406
300,000	EOG Resources, Inc., Sr. Unsecd. Note, 4.150%, 01/15/2026	319,744
300,000	Marathon Oil Corp., Sr. Unsecd. Note, 3.850%, 06/01/2025	305,799
	TOTAL	1,375,012
	Energy - Integrated—0.1%
110,000	BP Capital Markets PLC, 3.119%, 05/04/2026	111,269
185,000	BP Capital Markets PLC, Sr. Unsecd. Note, 3.279%, 09/19/2027	187,446
300,000	Husky Energy, Inc., Sr. Unsecd. Note, 3.950%, 04/15/2022	310,640
90,000	Shell International Finance, Sr. Unsecd. Note, 2.875%, 05/10/2026	90,076
75,000	Shell International Finance, Sr. Unsecd. Note, 4.000%, 05/10/2046	80,009
	TOTAL	779,440
	Energy - Midstream—0.3%
60,000	Andeavor Logistics LP, Sr. Unsecd. Note, 4.250%, 12/01/2027	60,617
175,000	Energy Transfer Partners, Sr. Unsecd. Note, 4.050%, 03/15/2025	175,100
300,000	Enterprise Products Operating, Sr. Unsecd. Note, 3.950%, 02/15/2027	312,307
200,000	Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 6.375%, 03/01/2041	233,054
240,000	MPLX LP, Sr. Unsecd. Note, 4.125%, 03/01/2027	246,207
200,000	ONEOK, Inc., Sr Unsecured Note, Series 0, 4.950%, 07/13/2047	208,709
120,000	TC Pipelines, LP, Sr. Unsecd. Note, 3.900%, 05/25/2027	120,796
200,000	Williams Partners LP, Sr. Unsecd. Note, 3.900%, 01/15/2025	204,093
200,000	Williams Partners LP, Sr. Unsecd. Note, 4.125%, 11/15/2020	207,793
	TOTAL	1,768,676
	Energy - Oil Field Services—0.0%
200,000	Weatherford International Ltd., 7.000%, 03/15/2038	169,000
	Energy - Refining—0.1%
200,000	HollyFrontier Corp., Sr. Unsecd. Note, 5.875%, 04/01/2026	222,834
220,000	Phillips 66, Sr. Unsecd. Note, 4.875%, 11/15/2044	252,749
300,000	Valero Energy Corp., Sr. Unsecd. Note, 3.650%, 03/15/2025	308,473
	TOTAL	784,056
	Farming & Agriculture—0.2%
1,000,000	Kazagro Natl Mgmt Hldng., Series 144A, 4.625%, 05/24/2023	1,013,678
	Finance—0.2%
300,000	Corp Financi De Desarrol, Sr. Unsecd. Note, Series 144A, 4.750%, 07/15/2025	319,350
200,000	Gazprombk (GPB Finance), Sub. Note, 7.496%, 12/28/2023	205,644
200,000	ICD Sukuk Co. Ltd., Sr. Unsecd. Note, Series EMTN, 5.000%, 02/01/2027	207,915
200,000	Latam Finance Ltd., Sr. Unsecd. Note, Series 144A, 6.875%, 04/11/2024	209,000
200,000	MAF Global Securities, Jr. Sub. Note, 5.500%, 09/07/2066	205,006
150,000	SURA Asset Management S.A., Sr. Unsecd. Note, Series 144A, 4.375%, 04/11/2027	151,875
	TOTAL	1,298,790
	Financial Institution - Broker/Asset Mgr/Exchange—0.2%
200,000	Jefferies Group LLC, Sr. Unsecd. Note, 6.500%, 01/20/2043	236,527
200,000	Jefferies Group, Inc., Sr. Unsecd. Note, 6.250%, 01/15/2036	227,930
400,000	Stifel Financial Corp., Sr. Unsecd. Note, 3.500%, 12/01/2020	403,390
200,000	TD Ameritrade Holding Corp., Sr. Unsecd. Note, 3.300%, 04/01/2027	201,995
	TOTAL	1,069,842
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Financial Institution - Finance Companies—0.1%
$200,000	Discover Financial Services, Sr. Unsecd. Note, 4.100%, 02/09/2027	$205,189
200,000	GE Capital International, Sr. Unsecd. Note, 3.373%, 11/15/2025	203,572
	TOTAL	408,761
	Financial Institution - Insurance - Life—0.2%
350,000	Aflac, Inc., Sr. Unsecd. Note, 3.625%, 06/15/2023	363,676
350,000	Lincoln National Corp., Sr. Unsecd. Note, 4.200%, 03/15/2022	368,894
150,000	Massachusetts Mutual Life, Sub. Note, Series 144A, 4.900%, 04/01/2077	170,875
170,000	Pacific Life Insurance Co., Sub. Note, Series 144A, 4.30%, 10/24/2067	170,952
300,000	Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 4.600%, 05/15/2044	341,688
	TOTAL	1,416,085
	Financial Institution - Insurance - P&C—0.2%
200,000	Liberty Mutual Group, Inc., Series 144A, 4.850%, 08/01/2044	222,948
500,000	Nationwide Mutual Insurance Co., Sub. Note, Series 144A, 9.375%, 08/15/2039	852,331
	TOTAL	1,075,279
	Financial Institution - REIT - Apartment—0.1%
200,000	Avalonbay Communities, Inc., Sr. Unsecd. Note, Series MTN, 3.350%, 05/15/2027	201,725
200,000	UDR, Inc., 3.750%, 07/01/2024	205,959
	TOTAL	407,684
	Financial Institution - REIT - Healthcare—0.1%
300,000	Health Care REIT, Inc., Sr. Unsecd. Note, 4.950%, 01/15/2021	318,964
200,000	Healthcare Trust of America, Sr. Unsecd. Note, 3.750%, 07/01/2027	199,525
100,000	Physicians Realty Trust, Sr. Unsecd. Note, 3.950%, 01/15/2028	99,011
100,000	Physicians Realty Trust, Sr. Unsecd. Note, 4.300%, 03/15/2027	101,907
	TOTAL	719,407
	Financial Institution - REIT - Office—0.1%
350,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.900%, 06/15/2023	362,091
	Financial Institution - REIT - Other—0.0%
250,000	WP Carey, Inc., Sr. Unsecd. Note, 4.600%, 04/01/2024	261,455
	Financial Institution - REIT - Retail—0.0%
190,000	Kimco Realty Corp., Sr. Unsecd. Note, 3.800%, 04/01/2027	192,208
	Financial Intermediaries—0.1%
200,000	ADIB Capital Invest 1 Ltd., Jr. Sub. Note, 6.375%, 04/16/2066	203,625
200,000	Huarong Finance II Co. Ltd., Sr. Unsecd. Note, Series EMTN, 3.250%, 06/03/2021	198,911
250,000	Ooredoo International Finance Ltd., Sr. Unsecd. Note, Series REGS, 5.000%, 10/19/2025	270,377
200,000	Trust F/1401, Sr. Unsecd. Note, Series 144A, 6.950%, 01/30/2044	218,500
	TOTAL	891,413
	Food & Drug Retailers—0.0%
200,000	Cencosud S.A., Series REGS, 4.875%, 01/20/2023	210,260
	Forest Products—0.0%
200,000	Bahia SUL Holdings GmbH, Sr. Unsecd. Note, Series 144A, 5.750%, 07/14/2026	217,620
	Home Products & Furnishings—0.0%
200,000	Arcelik AS, Sr. Unsecd. Note, Series REGS, 5.000%, 04/03/2023	202,594
	Metals & Mining—0.7%
110,000	Anglogold Ashanti Holdings PLC, Sr. Unsecd. Note, 5.125%, 08/01/2022	115,315
100,000	CSN Islands XII Corp., Sr. Unsecd. Note, Series 144A, 7.000%, 12/23/2066	80,700
200,000	Chinalco Capital Holdings, Sr. Unsecd. Note, 4.000%, 08/25/2021	198,764
300,000	Codelco, Inc., Sr. Unsecd. Note, Series 144A, 4.250%, 07/17/2042	312,733
200,000	Codelco, Inc., Sr. Unsecd. Note, Series 144A, 4.875%, 11/04/2044	228,337
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Metals & Mining—continued
$100,000	Codelco, Inc., Sr. Unsecd. Note, Series 144A, 6.150%, 10/24/2036	$127,469
200,000	Evraz Group S.A., Sr. Unsecd. Note, Series 144A, 5.375%, 03/20/2023	208,250
200,000	Fresnillo PLC, Series REGS, 5.500%, 11/13/2023	219,750
200,000	GTL Trade Finance, Inc., Sr. Unsecd. Note, Series 144A, 5.893%, 04/29/2024	215,500
200,000	Gerdau Trade, Inc., Sr. Unsecd. Note, Series 144A, 4.875%, 10/24/2027	199,250
200,000	JSW Steel Ltd., Sr. Unsecd. Note, 5.250%, 04/13/2022	205,022
200,000	Metalloinvest Finance DAC, Sr. Unsecd. Note, Series 144A, 4.850%, 05/02/2024	204,759
75,000	Southern Copper Corp., Sr. Unsecd. Note, 3.875%, 04/23/2025	77,982
200,000	Southern Copper Corp., Sr. Unsecd. Note, 5.250%, 11/08/2042	224,033
150,000	Southern Copper Corp., Sr. Unsecd. Note, 5.875%, 04/23/2045	181,697
200,000	VM Holding S.A., Sr. Unsecd. Note, Series 144A, 5.375%, 05/04/2027	212,500
375,000	Vale Overseas Ltd., 4.375%, 01/11/2022	388,687
110,000	Vale Overseas Ltd., 6.875%, 11/21/2036	135,300
100,000	Vale Overseas Ltd., Sr. Unsecd. Note, 5.875%, 06/10/2021	109,150
120,000	Vale Overseas Ltd., Sr. Unsecd. Note, 6.250%, 08/10/2026	139,320
40,000	Vale Overseas Ltd., Sr. Unsecd. Note, 8.250%, 01/17/2034	53,050
200,000	Vedanta Resources PLC, Sr. Unsecd. Note, Series 144A, 6.125%, 08/09/2024	204,572
100,000	Volcan Compania Minera S.A., Series 144A, 5.375%, 02/02/2022	105,000
115,000	Worthington Industries, Inc., Sr. Unsecured Note, Series 0, 4.300%, 08/01/2032	115,736
	TOTAL	4,262,876
	Oil & Gas—2.5%
200,000	Abu Dhabi Crude Oil Pipel, Series 144A, 4.600%, 11/02/2047	206,254
1,000,000	CNOOC Finance 2014 ULC, 4.250%, 04/30/2024	1,055,924
500,000	CNPC General Capital Ltd., Sr. Unsecd. Note, Series EMTN, 2.700%, 11/25/2019	500,304
200,000	China Oil & Gas Group Ltd., Sr. Unsecd. Note, 5.000%, 05/07/2020	204,000
150,000	Ecopetrol S.A., Sr. Unsecd. Note, 4.125%, 01/16/2025	151,125
100,000	Ecopetrol S.A., Sr. Unsecd. Note, 5.375%, 06/26/2026	108,220
100,000	Ecopetrol S.A., Sr. Unsecd. Note, 5.875%, 05/28/2045	102,450
117,000	Ecopetrol S.A., Sr. Unsecd. Note, 5.875%, 09/18/2023	129,578
200,000	Equate Petrochemical BV, Sr. Unsecd. Note, Series 144A, 3.000%, 03/03/2022	197,422
200,000	Gaz Capital S.A., Sr. Unsecd. Note, Series REGS, 4.950%, 02/06/2028	208,677
500,000	Gazprom Via Gaz Capital S.A., Sr. Unsecd. Note, Series 144A, 4.950%, 03/23/2027	521,325
200,000	Harvest Operations Corp., Sr. Unsecd. Note, Series 144A, 3.000%, 09/21/2022	198,218
400,000	KazMunayGas National Co. JSC, Sr. Unsecd. Note, Series 144A, 4.750%, 04/19/2027	422,504
200,000	KazMunayGas National Co. JSC, Sr. Unsecd. Note, Series 144A, 5.750%, 04/19/2047	213,750
374,000	ONGC Videsh Ltd., 3.750%, 05/07/2023	380,763
200,000	Oil & Gas Holdings, Sr. Unsecd. Note, Series 144A, 7.500%, 10/25/2027	205,224
200,000	PTTEP Treasury Center Co., Jr. Sub. Note, Series REGS, 4.875%, 12/18/2066	203,375
150,000	Pemex Project Funding Master Trust, Sr. Unsecd. Note, 6.625%, 06/15/2038	156,750
200,000	Pertamina Persero PT, Sr. Unsecd. Note, Series REGS, 5.625%, 05/20/2043	217,981
200,000	Pertamina Persero PT, Series 144A, 4.300%, 05/20/2023	209,502
150,000	Petrobras Global Finance BV, Sr. Unsecd. Note, 6.850%, 06/05/2115	144,937
100,000	Petrobras Global Finance, Sec. Fac. Bond, 7.250%, 03/17/2044	104,250
400,000	Petrobras Global Finance, Sr. Unsecd. Note, 7.375%, 01/17/2027	441,200
200,000	Petrobras Global Finance, Sr. Unsecd. Note, 8.750%, 05/23/2026	239,500
200,000	Petrobras Global Finance, Sr. Unsecd. Note, Series 144A, 5.299%, 01/27/2025	200,850
742,000	Petrobras Global Finance, Sr. Unsecd. Note, Series 144A, 5.999%, 01/27/2028	744,782
250,000	Petrobras International Finance Co., Sr. Unsecd. Note, 5.375%, 01/27/2021	260,625
850,000	Petroleos de Venezuela, S.A., Sr. Unsecd. Note, Series REGS, 6.000%, 11/15/2026	190,400
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Oil & Gas—continued
$100,000	Petroleos Mexicanos, 5.500%, 06/27/2044	$92,246
150,000	Petroleos Mexicanos, 6.500%, 06/02/2041	154,650
875,000	Petroleos Mexicanos, Sr. Unsecured Note, Series 144A, 6.500%, 03/13/2027	957,469
450,000	Petroleos Mexicanos, Sr. Unsecd. Note, 4.875%, 01/18/2024	467,302
500,000	Petroleos Mexicanos, Sr. Unsecd. Note, 4.875%, 01/24/2022	522,375
410,000	Petroleos Mexicanos, Sr. Unsecd. Note, 6.375%, 01/23/2045	413,218
100,000	Petroleos Mexicanos, Sr. Unsecd. Note, 6.750%, 09/21/2047	104,635
270,000	Petroleos Mexicanos, Sr. Unsecd. Note, 6.875%, 08/04/2026	306,787
100,000	Petroleum Co. of Trinidad, Sr. Unsecd. Note, Series REGS, 9.750%, 08/14/2019	107,000
200,000	Puma International Financing S.A., Series REGS, 6.750%, 02/01/2021	204,202
250,000	Puma International Financing S.A., Sr. Unsecd. Note, Series 144A, 5.125%, 10/06/2024	255,496
250,000	Reliance Industries Ltd., Sr. Unsecd. Note, Series 144A, 3.667%, 11/30/2027	247,838
250,000	Reliance Industries Ltd., Sr. Unsecd. Note, Series 144A, 4.875%, 02/10/2045	278,922
200,000	Rosneft Oil Co., Series 144A, 4.199%, 03/06/2022	202,157
200,000	Saka Energi Indonesia PT, Sr. Unsecd. Note, Series 144A, 4.450%, 05/05/2024	203,430
500,000	Sinochem Offshore Capital Co. Ltd., Sr. Unsecd. Note, Series REGS, 3.250%, 04/29/2019	503,395
200,000	Sinopec Group Overseas Development 2017 Ltd., Sr. Unsecd. Note, Series 144A, 3.625%, 04/12/2027	201,462
800,000	Sinopec Group Overseas Development 2015 Ltd., Sr. Unsecd. Note, Series REGS, 3.250%, 04/28/2025	795,461
396,000	Sinopec Group Overseas Development 2016 Ltd., Sr. Unsecd. Note, Series REGS, 3.500%, 05/03/2026	399,120
200,000	Southern Gas Corridor CJSC, Unsecd. Note, Series 144A, 6.875%, 03/24/2026	227,738
300,000	Turkiye Petrol Rafinerile, Sr. Unsecd. Note, Series 144A, 4.500%, 10/18/2024	297,056
200,000	Ultrapar International S.A., Sr. Unsecd. Note, Series REGS, 5.250%, 10/06/2026	204,644
200,000	YPF Sociedad Anonima, Series 144A, 8.750%, 04/04/2024	230,200
200,000	YPF Sociedad Anonima, Sr. Unsecd. Note, Series 144A, 6.950%, 07/21/2027	212,800
200,000	YPF Sociedad Anonima, Sr. Unsecd. Note, Series 144A, 7.000%, 12/15/2047	198,700
	TOTAL	15,708,193
	Paper Products—0.1%
100,000	Fibria Overseas Finance, Sr. Unsecd. Note, 4.000%, 01/14/2025	99,187
200,000	Fibria Overseas Finance, Sr. Unsecd. Note, 5.500%, 01/17/2027	215,000
	TOTAL	314,187
	Printing & Publishing—0.0%
200,000	Myriad International Holdings BV, Sr. Unsecd. Note, Series 144A, 4.850%, 07/06/2027	207,883
	Real Estate—0.3%
200,000	Alpha Star Holding Ltd., 4.970%, 04/09/2019	201,750
300,000	China Overseas Finance Cayman V Ltd., Sr. Unsecd. Note, Series A, 3.950%, 11/15/2022	309,107
200,000	Country Garden Holdings, Sr. Unsecd. Note, 7.500%, 03/09/2020	208,870
400,000	Franshion Brilliant Ltd., 5.750%, 03/19/2019	412,514
300,000	Franshion Brilliant Ltd., Sub. Note, 5.75%, 07/17/2066	309,046
200,000	Shimao Property Holdings , Sr. Unsecd. Note, 4.750%, 07/03/2022	199,657
200,000	Yanlord Land Group Ltd., Sr. Unsecd. Note, 5.875%, 01/23/2022	205,263
	TOTAL	1,846,207
	Retailers—0.1%
200,000	Golden Eagle Retail Group, Sr. Unsecd. Note, Series REGS, 4.625%, 05/21/2023	187,760
100,000	InRetail Consumer, Sr. Unsecd. Note, Series 144A, 5.250%, 10/10/2021	103,500
200,000	JD.com, Inc., Sr. Unsecd. Note, 3.875%, 04/29/2026	201,517
200,000	Saci Falabella, Series REGS, 3.750%, 04/30/2023	205,287
	TOTAL	698,064
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Sovereign—0.0%
$200,000	Kazakhstan Temir Zholy, Sr. Unsecd. Note, Series 144A, 4.850%, 11/17/2027	$208,923
	State/Provincial—0.4%
400,000	Buenos Aires, City of, Sr. Unsecd. Note, Series 144A, 8.950%, 02/19/2021	445,000
200,000	Province of Santa Fe, Sr. Unsecd. Note, Series 144A, 6.900%, 11/01/2027	211,730
600,000	Provincia De Buenos Aires, Series REGS, 10.875%, 01/26/2021	682,500
700,000	Provincia De Buenos Aires, Sr. Unsecd. Note, Series 144A, 7.875%, 06/15/2027	776,874
150,000	Provincia De Cordoba, Sr. Unsecd. Note, Series 144A, 7.450%, 09/01/2024	164,044
	TOTAL	2,280,148
	Steel—0.0%
200,000	OJSC Novo(Steel Funding), Sr. Unsecd. Note, Series REGS, 4.000%, 09/21/2024	200,860
	Technology—0.4%
600,000	Apple, Inc., Sr. Unsecd. Note, 2.500%, 02/09/2022	600,803
400,000	Apple, Inc., Sr. Unsecd. Note, 2.900%, 09/12/2027	395,637
70,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Secd. Note, Series 144A, 4.420%, 06/15/2021	72,991
260,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Secd. Note, Series 144A, 6.020%, 06/15/2026	287,080
125,000	Equifax, Inc., Sr. Unsecd. Note, 2.300%, 06/01/2021	122,100
100,000	Microsoft Corp., Sr. Unsecd. Note, 2.400%, 08/08/2026	96,521
245,000	Microsoft Corp., Sr. Unsecd. Note, 4.000%, 02/12/2055	262,597
200,000	Oracle Corp., Sr. Unsecd. Note, 3.250%, 11/15/2027	203,583
150,000	Qualcomm, Inc., Sr. Unsecd. Note, 2.100%, 05/20/2020	149,411
	TOTAL	2,190,723
	Technology Services—0.3%
200,000	Alibaba Group Holding Ltd., Sr. Unsecd. Note, 3.400%, 12/06/2027	200,139
800,000	Alibaba Group Holding Ltd., Sr. Unsecd. Note, 3.600%, 11/28/2024	830,445
200,000	Baidu, Inc., Sr. Unsecd. Note, 3.625%, 07/06/2027	198,180
200,000	Lenovo Group Ltd., Sr. Unsecd. Note, Series EMTN, 3.875%, 03/16/2022	199,750
500,000	Tencent Holdings Ltd., Sr. Unsecd. Note, Series 144A, 3.800%, 02/11/2025	519,319
	TOTAL	1,947,833
	Telecommunications & Cellular—0.4%
200,000	America Movil S.A.B. de C.V., Company Guarantee, 5.000%, 03/30/2020	210,994
200,000	Bharti Airtel Ltd., Sr. Unsecd. Note, Series REGS, 4.375%, 06/10/2025	203,777
200,000	Digicel Ltd., Sr. Unsecd. Note, Series 144A, 6.000%, 04/15/2021	197,598
200,000	GTH Finance B.V., Sr. Unsecd. Note, Series 144A, 7.250%, 04/26/2023	225,276
300,000	HTA Group Ltd., Sr. Unsecd. Note, Series 144A, 9.125%, 03/08/2022	322,500
200,000	IHS Netherlands Holdco BV, Sr. Unsecd. Note, Series REGS, 9.500%, 10/27/2021	215,873
200,000	Liquid Telecommunications, Sec. Fac. Bond, Series 144A, 8.500%, 07/13/2022	211,358
300,000	Proven Honour Capital, Sr. Unsecd. Note, 4.125%, 05/19/2025	309,424
200,000	Veon Holdings BV, Sr. Unsecd. Note, Series REGS, 5.950%, 02/13/2023	215,500
200,000	Vimpelcom, Sr. Unsecd. Note, Series 144A, 4.950%, 06/16/2024	203,300
	TOTAL	2,315,600
	Transportation—0.1%
200,000	Adani Ports and Special, Sr. Unsecd. Note, Series 144A, 3.950%, 01/19/2022	204,378
200,000	Empresa De Transporte ME, Sr. Unsecd. Note, Series 144A, 5.000%, 01/25/2047	220,050
200,000	Lima Metro Line 2 Finance Ltd., Series 144A, 5.875%, 07/05/2034	216,850
	TOTAL	641,278
	Transportation - Railroads—0.1%
175,000	Burlington Northern Santa Fe Corp., Sr. Unsecd. Note, 3.000%, 04/01/2025	176,472
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Transportation - Railroads—continued
$350,000	Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 3.125%, 06/01/2026	$339,507
	TOTAL	515,979
	Transportation - Services—0.1%
280,000	Enterprise Rent-A-Car USA Finance Co., Sr. Unsecd. Note, Series 144A, 4.500%, 02/15/2045	288,508
250,000	Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, Series 144A, 3.375%, 02/01/2022	254,884
250,000	Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 3.450%, 11/15/2021	256,567
	TOTAL	799,959
	Utilities—1.1%
200,000	Abu Dhabi National Energy, Sr. Unsecd. Note, Series REGS, 4.375%, 06/22/2026	206,330
200,000	Atmos Energy Corp., Sr. Unsecd. Note, 3.000%, 06/15/2027	199,183
200,000	Azure Power Energy Ltd., 1st lien Note, Series 144A, 5.500%, 11/03/2022	204,000
300,000	Berkshire Hathaway Energy Co., Sr. Unsecd. Note, 3.750%, 11/15/2023	312,743
100,000	Centrais Eletricas Brasileiras S.A., Sr. Unsecd. Note, Series REGS, 6.875%, 07/30/2019	105,100
200,000	EDP Finance BV, Sr. Unsecured Note, Series 144A, 3.625%, 07/15/2024	201,583
375,000	Electricite de France S.A., Jr. Sub. Note, Series 144A, 5.625%, 07/22/2066	388,594
200,000	Enel Finance International S.A., Company Guarantee, Series 144A, 6.000%, 10/07/2039	249,487
65,000	Enersis Americas S.A., Sr. Unsecd. Note, 4.000%, 10/25/2026	66,317
400,000	Eskom Holdings Ltd., Sr. Unsecd. Note, Series REGS, 5.750%, 01/26/2021	396,360
250,000	Exelon Corp., Sr. Unsecd. Note, 3.400%, 04/15/2026	250,466
150,000	Fortis, Inc., Sr. Unsecd. Note, 3.055%, 10/04/2026	145,066
200,000	Indo Energy Finance II, Series REGS, 6.375%, 01/24/2023	206,032
200,000	Infraestructura Energetic, Series 144A, 3.750%, 01/14/2028	197,800
490,000	Israel Electric Corp. Ltd., Series REGS, 7.250%, 01/15/2019	511,624
200,000	Majapahit Holding BV, Series REGS, 7.875%, 06/29/2037	270,760
200,000	Mazoon Assets Co. SAO, Sr. Unsecd. Note, Series 144A, 5.200%, 11/08/2027	200,500
200,000	Minejesa Capital BV, Sec. Fac. Bond, Series 144A, 5.625%, 08/10/2037	213,619
110,000	National Rural Utilities, Sr. Unsecd. Note, 2.950%, 02/07/2024	110,892
400,000	NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 3.625%, 06/15/2023	411,679
65,000	NiSource Finance Corp., Sr. Unsecd. Note, 4.375%, 05/15/2047	71,480
100,000	Pan American Energy LLC, Sr. Unsecd. Note, Series REGS, 7.875%, 05/07/2021	108,301
300,000	PPL Capital Funding, Inc., Sr. Unsecd. Note, 3.100%, 05/15/2026	294,078
200,000	State Grid Overseas Investment 2016 Ltd., Series 144A, 3.500%, 05/04/2027	201,125
250,000	Southern Co., Sr. Unsecd. Note, 3.250%, 07/01/2026	245,565
120,000	Southern Natural Gas, Sr. Unsecd. Note, Series 144A, 4.800%, 03/15/2047	132,381
140,000	Virginia Electric & Power, Sr. Unsecd. Note, Series A, 3.500%, 03/15/2027	144,982
	TOTAL	6,046,047
	TOTAL CORPORATE BONDS (IDENTIFIED COST $90,011,628)	92,633,882
	FOREIGN GOVERNMENTS/AGENCIES—4.5%
	Sovereign—4.5%
100,000	Argentina, Government of, Sr. Unsecd. Note, 5.625%, 01/26/2022	105,500
750,000	Argentina, Government of, Sr. Unsecd. Note, 6.875%, 01/26/2027	819,375
700,000	Argentina, Government of, Sr. Unsecd. Note, 7.500%, 04/22/2026	791,805
200,000	Argentina, Government of, Sr. Unsecd. Note, 8.000%, 10/08/2020	224,500
200,000	Bahrain, Government of, Series REGS, 5.500%, 03/31/2020	204,604
200,000	Bahrain, Government of, Sr. Unsecd. Note, Series 144A, 7.000%, 10/12/2028	203,052
200,000	Bahrain, Government of, Sr. Unsecd. Note, Series REGS, 7.000%, 10/12/2028	203,052
200,000	Belarus, Government of, Sr. Unsecd. Note, Series 144A, 7.625%, 06/29/2027	223,000
30,000	Belize, Government of, Sr. Unsecd. Note, Series 144A, 4.938%, 02/20/2034	17,813
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	FOREIGN GOVERNMENTS/AGENCIES—continued
	Sovereign—continued
$200,000	Bermuda, Government of, Sr. Unsecd. Note, Series 144A, 4.138%, 01/03/2023	$209,724
200,000	Bolivia, Government of, Sr. Unsecd. Note, Series 144A, 4.500%, 03/20/2028	194,000
200,000	Brazil, Government of, Sr. Unsecd. Note, 4.625%, 01/13/2028	200,900
800,000	Brazil, Government of, Sr. Unsecd. Note, 6.000%, 04/07/2026	894,000
330,000	Cameroon, Government of, Sr. Unsecd. Note, Series 144A, 9.500%, 11/19/2025	396,000
200,000	Colombia, Government of, Sr. Unsecd. Note, 3.875%, 04/25/2027	203,600
400,000	Colombia, Government of, Sr. Unsecd. Note, 4.375%, 07/12/2021	421,800
200,000	Colombia, Government of, Sr. Unsecd. Note, 5.000%, 06/15/2045	211,500
300,000	Colombia, Government of, Sr. Unsecd. Note, 5.625%, 02/26/2044	343,500
300,000	Costa Rica, Government of, Series REGS, 4.375%, 04/30/2025	289,500
200,000	Costa Rica, Government of, Sr. Unsecd. Note, Series 144A, 7.158%, 03/12/2045	210,000
300,000	Croatia, Government of, Sr. Unsecd. Note, Series REGS, 5.500%, 04/04/2023	330,750
250,000	Dominican Republic, Government of, Series 144A, 5.875%, 04/18/2024	269,122
200,000	Dominican Republic, Government of, Sr. Unsecd. Note, Series 144A, 5.500%, 01/27/2025	211,750
200,000	Dominican Republic, Government of, Sr. Unsecd. Note, Series 144A, 6.850%, 01/27/2045	224,502
150,000	Dominican Republic, Government of, Sr. Unsecd. Note, Series REGS, 7.450%, 04/30/2044	178,875
200,000	Dubai, Government of, Series EMTN, 5.250%, 01/30/2043	202,000
200,000	Ecuador, Government of, Series 144A, 7.950%, 06/20/2024	212,500
200,000	Ecuador, Government of, Series REGS, 7.950%, 06/20/2024	212,500
200,000	Ecuador, Government of, Sr. Unsecd. Note, Series 144A, 9.650%, 12/13/2026	229,500
400,000	Egypt, Government of, Sr. Unsecd. Note, Series 144A, 8.500%, 01/31/2047	459,240
50,000	El Salvador, Government of, Bond, Series 144A, 7.750%, 01/24/2023	54,844
150,000	El Salvador, Government of, Series 144A, 6.375%, 01/18/2027	152,625
150,000	El Salvador, Government of, Series REGS, 7.625%, 02/01/2041	162,750
50,000	El Salvador, Government of, Sr. Unsecd. Note, Series 144A, 8.625%, 02/28/2029	58,500
200,000	Ethiopia, Government of, Sr. Unsecd. Note, Series REGS, 6.625%, 12/11/2024	209,500
200,000	Gabon, Government of, Series REGS, 6.375%, 12/12/2024	202,718
200,000	Ghana, Government of, Series REGS, 7.875%, 08/07/2023	219,620
200,000	Ghana, Government of, Sr. Unsecd. Note, Series REGS, 9.250%, 09/15/2022	226,560
200,000	Honduras, Government of, Sr. Unsecd. Note, Series 144A, 6.250%, 01/19/2027	213,420
780,000	Indonesia, Government of, Series 144A, 3.375%, 04/15/2023	786,993
600,000	Indonesia, Government of, Series REGS, 5.375%, 10/17/2023	668,514
200,000	Indonesia, Government of, Sr. Unsecd. Note, Series 144A, 3.850%, 07/18/2027	205,134
400,000	Indonesia, Government of, Sr. Unsecd. Note, Series 144A, 4.550%, 03/29/2026	422,416
200,000	Indonesia, Government of, Sr. Unsecd. Note, Series REGS, 4.750%, 01/08/2026	217,268
200,000	Indonesia, Government of, Sr. Unsecd. Note, Series REGS, 5.125%, 01/15/2045	221,061
200,000	Indonesia, Government of, Sr. Unsecd. Note, Series REGS, 5.250%, 01/17/2042	223,874
400,000	Indonesia, Government of, Unsecd. Note, Series 144A, 4.350%, 09/10/2024	421,960
250,000	Iraq, Government of, Unsecd. Note, Series REGS, 5.800%, 01/15/2028	241,135
400,000	Israel, Government of, Sr. Unsecd. Note, 2.875%, 03/16/2026	398,965
374,220	Ivory Coast, Government of, Sr. Unsecd. Note, Series REGS, 5.750%, 12/31/2032	373,440
400,000	Jamaica, Government of, Sr. Unsecd. Note, 6.750%, 04/28/2028	453,000
300,000	Jordan, Government of, Sr. Unsecd. Note, Series 144A, 7.375%, 10/10/2047	312,559
200,000	Kazakhstan, Government of, Series REGS, 4.875%, 10/14/2044	215,021
200,000	Kenya, Government of, Series REGS, 6.875%, 06/24/2024	212,792
200,000	Kuwait, Government of, Sr. Unsecd. Note, Series 144A, 3.500%, 03/20/2027	203,122
450,000	Lebanon, Government of, Sr. Secd. Note, Series EMTN, 6.100%, 10/04/2022	437,316
100,000	Lebanon, Government of, Sr. Unsecd. Note, 6.750%, 11/29/2027	95,292
450,000	Lebanon, Government of, Sr. Unsecd. Note, Series GMTN, 5.450%, 11/28/2019	446,445
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
$200,000		Lebanon, Government of, Sr. Unsecd. Note, Series GMTN, 6.250%, 11/04/2024	$192,074
700,000		Mexico, Government of, Series MTN, 4.750%, 03/08/2044	707,700
600,000		Mexico, Government of, Sr. Secd. Note, 4.350%, 01/15/2047	573,000
300,000		Mexico, Government of, Sr. Unsecd. Note, 4.150%, 03/28/2027	311,100
200,000		Mexico, Government of, Sr. Unsecd. Note, 4.600%, 01/23/2046	197,200
200,000		Mongolia, Government of, Series 144A, 5.625%, 05/01/2023	201,787
200,000		Nigeria, Government of, Sr. Unsecd. Note, Series 144A, 6.500%, 11/28/2027	208,405
200,000		Pakistan, Government of, Sr. Unsecd. Note, Series 144A, 6.875%, 12/05/2027	200,525
300,000		Panama, Government of, Sr. Unsecd. Note, 4.300%, 04/29/2053	313,200
400,000		Panama, Government of, Sr. Unsecd. Note, 4.500%, 05/15/2047	430,600
200,000		Paraguay, Government of, Series 144A, 6.100%, 08/11/2044	228,000
200,000		Paraguay, Government of, Sr. Unsecd. Note, Series 144A, 4.700%, 03/27/2027	209,500
100,000		Peru, Government of, Bond, 8.750%, 11/21/2033	157,500
200,000		Peru, Government of, Sr. Unsecd. Note, 5.625%, 11/18/2050	256,600
700,000		Philippines, Government of, Sr. Unsecd. Note, 3.950%, 01/20/2040	720,581
200,000		Qatar, Government of, Sr. Unsecd. Note, Series REGS, 4.625%, 06/02/2046	207,208
400,000		Romania, Government of, Series REGS, 4.375%, 08/22/2023	428,400
200,000		Russia, Government of, Sr. Unsecd. Note, Series 144A, 4.750%, 05/27/2026	212,098
400,000		Russia, Government of, Sr. Unsecd. Note, Series 144A, 5.250%, 06/23/2047	418,520
300,000		Saudi Arabia, Government of, Sr. Unsecd. Note, Series 144A, 3.625%, 03/04/2028	297,300
200,000		Saudi Arabia, Government of, Sr Unsecured Note, Series REGS, 4.500%, 10/26/2046	199,600
200,000		South Africa, Government of, 5.875%, 05/30/2022	218,400
200,000		South Africa, Government of, Sr. Unsecd. Note, 5.650%, 09/27/2047	204,100
200,000		Sri Lanka, Government of, Series REGS, 6.850%, 11/03/2025	220,649
300,000		Sri Lanka, Government of, Sr. Unsecd. Note, Series REGS, 5.875%, 07/25/2022	316,266
400,000		Turkey, Government of, Sr. Unsecd. Note, 4.250%, 04/14/2026	381,277
600,000		Turkey, Government of, Sr. Unsecd. Note, 4.875%, 04/16/2043	526,314
160,000		Ukraine, Government of, Sr. Unsecd. Note, Series REGS, 7.750%, 09/01/2020	169,427
400,000		Ukraine, Government of, Sr. Unsecd. Note, Series REGS, 7.750%, 09/01/2022	425,292
100,000		Ukraine, Government of, Sr. Unsecd. Note, Series REGS, 7.750%, 09/01/2024	105,230
140,000		Ukraine, Government of, Unsecd. Note, Series 144A, 7.750%, 09/01/2020	148,249
110,000		Ukraine, Government of, Unsecd. Note, Series 144A, 7.750%, 09/01/2024	115,753
110,000	[1]	Ukraine, Government of, Unsecd. Note, Series GDP., 0.00% 05/31/2040	60,522
100,000		Ukraine, Government of, Unsecd. Note, Series REGS, 7.750%, 09/01/2019	105,000
500,000		Uruguay, Government of, Sr. Unsecd. Note, 5.100%, 06/18/2050	555,000
750,000		Venezuela, Government of, 7.000%, 03/31/2038	153,750
200,000		Vietnam, Government of, Sr. Unsecd. Note, Series REGS, 4.800%, 11/19/2024	213,311
300,000		Zambia, Government of, Series 144A, 8.970%, 07/30/2027	337,145
400,000		Zambia, Government of, Series REGS, 5.375%, 09/20/2022	390,224
		TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $27,290,490)	28,271,615
		MORTGAGE-BACKED SECURITIES—15.9%
		Federal Home Loan Mortgage Corporation—5.4%
2,715,087		Federal Home Loan Mortgage Corp. Pool A88745, 4.500%, 30 Year, 10/01/2037	2,909,583
878,250		Federal Home Loan Mortgage Corp. Pool G08563, 4.000%, 30 Year, 01/01/2044	923,417
690,200		Federal Home Loan Mortgage Corp. Pool G08567, 4.000%, 30 Year, 01/01/2044	725,695
1,434,536		Federal Home Loan Mortgage Corp. Pool G08608, 3.000%, 30 Year, 09/01/2044	1,440,257
4,338,046		Federal Home Loan Mortgage Corp. Pool G08705, 3.000%, 30 Year, 05/01/2046	4,344,502
2,570,790		Federal Home Loan Mortgage Corp. Pool G08710, 3.000%, 30 Year, 06/01/2046	2,574,615
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal Home Loan Mortgage Corporation—continued
$1,995,015	Federal Home Loan Mortgage Corp. Pool G08793, 4.000%, 30 Year, 12/01/2047	$2,090,755
1,379,664	Federal Home Loan Mortgage Corp. Pool G18579, 3.500%, 15 Year, 12/01/2030	1,427,241
2,478,269	Federal Home Loan Mortgage Corp. Pool G67700, 3.500%, 30 Year, 08/01/2046	2,560,777
7,026	Federal Home Loan Mortgage Corp. Pool J07260, 4.500%, 15 Year, 03/01/2023	7,324
4,953,918	Federal Home Loan Mortgage Corp. Pool J14246, 3.500%, 15 Year, 02/01/2026	5,123,202
860,488	Federal Home Loan Mortgage Corp. Pool Q19607, 4.000%, 30 Year, 07/01/2043	905,817
220,831	Federal Home Loan Mortgage Corp. Pool Q21934, 4.000%, 30 Year, 09/01/2043	232,463
3,123,608	Federal Home Loan Mortgage Corp. Pool Q39440, 4.000%, 30 Year, 03/01/2046	3,273,022
2,411,862	Federal Home Loan Mortgage Corp. Pool V82514, 3.500%, 30 Year, 07/01/2046	2,483,492
2,663,453	Federal Home Loan Mortgage Corp. Pool V82653, 3.500%, 30 Year, 10/01/2046	2,742,556
	TOTAL	33,764,718
	Government National Mortgage Association—0.4%
9,584	Government National Mortgage Association Pool 2796, 7.000%, 30 Year, 08/20/2029	11,085
5,138	Government National Mortgage Association Pool 3040, 7.000%, 30 Year, 02/20/2031	5,972
14,548	Government National Mortgage Association Pool 3188, 6.500%, 30 Year, 01/20/2032	16,769
18,554	Government National Mortgage Association Pool 3239, 6.500%, 30 Year, 05/20/2032	21,359
2,564,027	Government National Mortgage Association Pool AS7206, 3.500%, 30 Year, 04/20/2046	2,653,534
	TOTAL	2,708,719
	Federal National Mortgage Association—10.1%
1,946,055	Federal National Mortgage Association Pool 890803, 3.500%, 15 Year, 01/01/2032	2,012,099
1,268,964	Federal National Mortgage Association Pool AH2899, 4.500%, 30 Year, 01/01/2041	1,366,923
1,084,857	Federal National Mortgage Association Pool AL4168, 2.500%, 15 Year, 09/01/2028	1,090,203
2,114,081	Federal National Mortgage Association Pool AO7977, 3.000%, 15 Year, 06/01/2027	2,159,874
44,866	Federal National Mortgage Association Pool AO8829, 3.500%, 30 Year, 07/01/2042	46,335
1,094,772	Federal National Mortgage Association Pool AS2979, 3.000%, 15 Year, 08/01/2029	1,117,460
1,456,682	Federal National Mortgage Association Pool AS4314, 2.500%, 15 Year, 01/01/2030	1,459,764
2,247,292	Federal National Mortgage Association Pool AS5102, 3.000%, 15 Year, 06/01/2030	2,293,162
2,984,515	Federal National Mortgage Association Pool AS5693, 3.000%, 30 Year, 08/01/2045	2,991,638
3,492,441	Federal National Mortgage Association Pool AS6222, 4.000%, 30 Year, 11/01/2045	3,663,863
2,213,531	Federal National Mortgage Association Pool AS7375, 3.000%, 30 Year, 06/01/2046	2,216,738
2,597,457	Federal National Mortgage Association Pool AS7492, 4.000%, 30 Year, 07/01/2046	2,719,674
1,303,136	Federal National Mortgage Association Pool AS7510, 4.000%, 30 Year, 07/01/2046	1,364,451
1,793,203	Federal National Mortgage Association Pool AS7582, 3.000%, 30 Year, 07/01/2046	1,795,802
1,724,135	Federal National Mortgage Association Pool AS7698, 2.500%, 15 Year, 08/01/2031	1,722,935
1,808,444	Federal National Mortgage Association Pool AS7796, 3.000%, 30 Year, 08/01/2046	1,811,064
1,311,090	Federal National Mortgage Association Pool AX0833, 3.500%, 30 Year, 09/01/2044	1,354,433
3,109,393	Federal National Mortgage Association Pool AZ9565, 3.500%, 30 Year, 12/01/2045	3,196,152
3,774,435	Federal National Mortgage Association Pool BA3989, 3.500%, 30 Year, 02/01/2046	3,879,751
1,699,089	Federal National Mortgage Association Pool BC5622, 3.500%, 30 Year, 05/01/2046	1,745,701
2,404,346	Federal National Mortgage Association Pool BC5660, 3.500%, 30 Year, 07/01/2046	2,470,305
1,314,525	Federal National Mortgage Association Pool BC6063, 2.500%, 15 Year, 06/01/2031	1,313,610
1,753,813	Federal National Mortgage Association Pool BC8059, 3.500%, 30 Year, 05/01/2046	1,801,927
2,901,255	Federal National Mortgage Association Pool BC9762, 3.000%, 30 Year, 06/01/2046	2,905,459
1,607,321	Federal National Mortgage Association Pool BC9803, 2.500%, 15 Year, 06/01/2031	1,606,202
1,652,277	Federal National Mortgage Association Pool BD1880, 2.500%, 15 Year, 06/01/2031	1,651,127
3,698,777	Federal National Mortgage Association Pool BE2909, 3.500%, 30 Year, 12/01/2046	3,800,248
3,668,600	Federal National Mortgage Association Pool CA0110, 3.500%, 30 Year, 08/01/2047	3,774,974
1,625,162	Federal National Mortgage Association Pool MA2644, 2.500%, 15 Year, 06/01/2031	1,624,030
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		MORTGAGE-BACKED SECURITIES—continued
		Federal National Mortgage Association—continued
$1,602,247		Federal National Mortgage Association Pool MA2684, 3.000%, 15 Year, 07/01/2031	$1,632,948
		TOTAL	62,588,852
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $100,610,914)	99,062,289
		PURCHASED CALL OPTION—0.1%
9,000		CBOE SPX Volatility Index, Notional Amount $9,936,000, Exercise Price $16.00, Expiration Date 1/17/2018 (IDENTIFIED COST $652,500)	337,500
		PURCHASED PUT OPTIONS—0.2%
2,750		SPDR S&P 500 ETF Trust, Notional Amount $73,386,500, Exercise Price $250.00, Expiration Date 1/19/2018	78,375
3,450		SPDR S&P 500 ETF Trust, Notional Amount $92,066,700, Exercise Price $240.00, Expiration Date 6/15/2018	1,059,150
		TOTAL PURCHASED PUT OPTIONS (IDENTIFIED COST $2,153,900)	1,137,525
		U.S. TREASURY—0.9%
$5,500,000		United States Treasury Note, 0.750%, 02/28/2018 (IDENTIFIED COST $5,491,578)	5,494,844
		INVESTMENT COMPANY—14.8%
13,497,668	[3]	Federated High Income Bond Fund II, Class P (IDENTIFIED COST $87,653,943)	92,054,094
		REPURCHASE AGREEMENT—3.5%
21,652,000		Interest in $950,000,000 joint repurchase agreement 1.42%, dated 12/29/2017 under which Bank of America, N.A. will repurchase securities provided as collateral for $950,149,889 on 1/2/2018. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities maturing on 7/20/2046 and the market value of those underlying securities was $969,152,887. (IDENTIFIED COST $21,652,000)	21,652,000
		TOTAL INVESTMENT IN SECURITIES—98.1% (IDENTIFIED COST $575,651,207)[4]	609,765,034
		OTHER ASSETS AND LIABILITIES - NET—1.9%[5]	12,039,160
		TOTAL NET ASSETS—100%	$621,804,194
At December 31, 2017, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
1S&P 500 Index Long Futures	539	$360,591,000	March 2018	$3,515,212
[1]United States Treasury Notes 2-Year Long Futures	100	$21,410,937	March 2018	$(42,403)
[1]United States Treasury Notes 5-Year Long Futures	60	$6,969,844	March 2018	$(32,479)
[1]United States Treasury Long Bond Short Futures	3	$459,000	March 2018	$392
[1]United States Treasury Notes 10-Year Short	90	$11,164,219	March 2018	$70,231
[1]United States Treasury Ultra Bond Short Futures	65	$10,897,656	March 2018	$(48,707)
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$3,462,246
Annual Shareholder Report

At December 31, 2017, the Fund had the following open swap contracts:
Credit Default Swaps
Counterparty	Reference Entity	Buy/ Sell	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread at 12/31/2017[6]	Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swaps:
Barclays Capital, Inc.	CDX Index EM Series 28	Buy	1.00%	12/20/2022	1.28%	$4,365,000	$38,848	$169,792	$(130,944)
Barclays Capital, Inc.	Government of South Korea Bond	Sell	1.00%	12/20/2022	0.54%	$400,000	$(8,590)	$(5,601)	$(2,989)
Barclays Capital, Inc.	Government of Turkey Bond	Buy	1.00%	12/20/2022	1.66%	$200,000	$5,923	$7,762	$(1,839)
Barclays Capital, Inc.	Republic of South Africa	Buy	1.00%	12/20/2022	1.59%	$400,000	$10,549	$15,698	$(5,149)
TOTAL SWAPS CONTRACTS							$46,730	$187,651	$(140,921)
At December 31, 2017, the Fund had the following outstanding written options contracts:
Description	Contracts	Notional Amount	Expiration Date	Exercise Price	Value
1CBOE SPX Volatility Index (Call Option)	9,000	$9,936,000	1/17/2018	$20.00	$(202,500)
1SPDR S&P 500 ETF Trust (Put Option)	3,450	$92,066,700	6/15/2018	$210.00	$(374,325)
(PREMIUMS RECEIVED $1,045,639)					$(576,825)
Net Unrealized Appreciation (Depreciation) on Futures Contracts, and the value of Swap Contracts and Written Option Contracts is included in “Other Assets and Liabilities—Net.”
1	Non-income-producing security.
2	Floating/adjustable note with current rate and current maturity or next reset date shown. Adjustable rate mortgage security coupons are based on the weighted average note rates of the underlying mortgages less the guarantee and servicing fees. These securities do not indicate an index and spread in their description above.
3	Affiliated holding.
Affiliated fund holdings are investment companies which are managed by Federated Global Investment Management Corp., Federated Investment Management Company and Federated Equity Management Company of Pennsylvania (collectively, the “Co-Advisers”) or an affiliate of the Co-Advisers. Transactions with affiliated fund holdings during the year ended December 31, 2017, were as follows:
Federated High Income Bond Fund II
Balance of Shares Held 12/31/2016	13,177,127
Purchases/Additions	1,755,042
Sales/Reductions	(1,434,501)
Balance of Shares Held 12/31/2017	13,497,668
Value	$92,054,094
Change in Unrealized Appreciation/Depreciation	$48,352
Net Realized Gain/(Loss)	$(81,093)
Dividend Income	$6,155,289
4	The cost of investments for federal tax purposes amounts to $577,732,838.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
6	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2017.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$238,978,361	$—	$—	$238,978,361
International	11,946,454	—	—	11,946,454
Debt Securities:
Adjustable Rate Mortgages	—	11,379	—	11,379
Collateralized Mortgage Obligations	—	15,575,078	—	15,575,078
Commercial Mortgage-Backed Securities	—	2,610,013	—	2,610,013
Corporate Bonds	—	92,633,882	—	92,633,882
Foreign Governments/Agencies	—	28,271,615	—	28,271,615
Mortgage-Backed Securities	—	99,062,289	—	99,062,289
U.S. Treasury	—	5,494,844	—	5,494,844
Purchased Call Option	337,500	—	—	337,500
Purchased Put Options	1,137,525	—	—	1,137,525
Investment Company	92,054,094	—	—	92,054,094
Repurchase Agreement	—	21,652,000	—	21,652,000
TOTAL SECURITIES	$344,453,934	$265,311,100	$—	$609,765,034
Other Financial Instruments
Assets
Futures Contracts	$3,585,835	$—	$—	$3,585,835
Swaps Contracts	—	55,320	—	55,320
Written Options Contracts	—	—	—	—
Liabilities
Futures Contracts	(123,589)	—	—	(123,589)
Swaps Contracts	—	(8,590)	—	(8,590)
Written Options Contracts	(576,825)	—	—	(576,825)
TOTAL OTHER FINANCIAL INSTRUMENTS	$2,885,421	$46,730	$—	$2,932,151
The following acronyms are used throughout this portfolio:
BKNT	—Bank Notes
EMTN	—Euro Medium Term Note
ETF	—Exchange-Traded Fund
FREMF	—Freddie Mac Multifamily K-Deals
GDP	—Gross Domestic Product
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
SPDR	—Standard & Poor's Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.52	$9.29	$10.54	$11.30	$9.56
Income From Investment Operations:
Net investment income[1]	0.29	0.34	0.44	0.54	0.50
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts and foreign currency transactions	1.39	0.34	(1.20)	(0.12)	1.54
TOTAL FROM INVESTMENT OPERATIONS	1.68	0.68	(0.76)	0.42	2.04
Less Distributions:
Distributions from net investment income	(0.40)	(0.45)	(0.44)	(0.38)	(0.30)
Distributions from net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	—	—	(0.05)	(0.80)	—
TOTAL DISTRIBUTIONS	(0.40)	(0.45)	(0.49)	(1.18)	(0.30)
Net Asset Value, End of Period	$10.80	$9.52	$9.29	$10.54	$11.30
Total Return[2]	18.11%	7.69%	(7.64)%	4.01%	21.74%
Ratios to Average Net Assets:
Net expenses	0.83%	0.79%[3]	0.75%[3]	0.76%	0.82%
Net investment income	2.91%	3.72%	4.38%	4.99%	4.80%
Expense waiver/reimbursement[4]	0.09%	0.14%	0.16%	0.15%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$621,804	$563,745	$631,701	$652,011	$451,067
Portfolio turnover	71%	90%	97%	54%	52%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	71%	90%	97%	54%	52%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.79% and 0.75% for the years ended December 31, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
December 31, 2017
Assets:
Investment in securities, at value including $92,054,094 of investment in an affiliated holding (identified cost $575,651,207)		$609,765,034
Cash		408,495
Cash denominated in foreign currencies (identified cost $38,939)		40,558
Restricted cash (Note 2)		12,419,745
Income receivable		2,146,157
Swaps, at value (premium paid $193,252)		55,320
Receivable for investments sold		2,610
Receivable for shares sold		36,827
TOTAL ASSETS		624,874,746
Liabilities:
Payable for investments purchased	$461,995
Payable for shares redeemed	455,496
Written options outstanding (premium $1,045,639), at value	576,825
Payable for daily variation margin on futures contracts	1,337,760
Swaps, at value (premium received $5,601)	8,590
Payable for periodic payments to swap contracts	1,788
Payable to adviser (Note 5)	33,962
Payable for administrative fees (Note 5)	5,143
Payable for portfolio accounting fees	122,881
Accrued expenses (Note 5)	66,112
TOTAL LIABILITIES		3,070,552
Net assets for 57,585,175 shares outstanding		$621,804,194
Net Assets Consist of:
Paid-in capital		$577,523,136
Net unrealized appreciation of investments, futures contracts, written options, swap contracts and translation of assets and liabilities in foreign currency		37,905,585
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions		(11,073,824)
Undistributed net investment income		17,449,297
TOTAL NET ASSETS		$621,804,194
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$621,804,194 ÷ 57,585,175 shares outstanding, no par value, unlimited shares authorized		$10.80
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended December 31, 2017
Investment Income:
Dividends (including $6,155,289 received from an affiliated holding, see footnotes to Portfolio of Investments and net of foreign taxes withheld of $20,526)			$12,646,740
Interest			9,340,282
TOTAL INCOME			21,987,022
Expenses:
Investment adviser fee (Note 5)		$4,410,235
Administrative fee (Note 5)		590,598
Custodian fees		58,045
Transfer agent fee		44,266
Directors'/Trustees' fees (Note 5)		6,148
Auditing fees		33,399
Legal fees		10,393
Portfolio accounting fees		180,401
Printing and postage		86,241
Miscellaneous (Note 5)		35,396
TOTAL EXPENSES		5,455,122
Reimbursements:
Reimbursement of investment adviser fee (Note 5)	$(551,807)
Reimbursement of other operating expenses (Note 2)	(5,952)
TOTAL REIMBURSEMENTS		(557,759)
Net expenses			4,897,363
Net investment income			17,089,659
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions:
Net realized gain on investments (including net realized gain (loss) of $(81,093) on sales of investments in an affiliated holding)			3,729,443
Net realized gain on foreign currency transactions			84
Net realized gain on futures contracts			58,632,852
Net realized gain on written options			4,307,657
Net realized gain (loss) on swap contracts			(170,766)
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $48,352 on investments in an affiliated holding)			11,538,823
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency			2,877
Net change in unrealized appreciation of futures contracts			2,544,065
Net change in unrealized appreciation of written options			384,781
Net change in unrealized appreciation of swap contracts			(145,563)
Net realized and unrealized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions			80,824,253
Change in net assets resulting from operations			$97,913,912
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended December 31	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$17,089,659	$22,133,165
Net realized gain (loss) on investments, futures contracts, written options, swap contracts, foreign exchange contracts and foreign currency transactions	66,499,270	(19,131,364)
Net change in unrealized appreciation/depreciation of investments, futures contracts, written options, swap contracts, foreign exchange contracts and translation of assets and liabilities in foreign currency	14,324,983	39,613,681
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	97,913,912	42,615,482
Distributions to Shareholders:
Distributions from net investment income	(22,796,040)	(29,859,782)
Share Transactions:
Proceeds from sale of shares	61,126,884	65,300,190
Net asset value of shares issued to shareholders in payment of distributions declared	22,796,040	29,859,782
Cost of shares redeemed	(100,981,610)	(175,871,264)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(17,058,686)	(80,711,292)
Change in net assets	58,059,186	(67,955,592)
Net Assets:
Beginning of period	563,745,008	631,700,600
End of period (including undistributed net investment income of $17,449,297 and $22,776,038, respectively)	$621,804,194	$563,745,008
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
December 31, 2017
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Managed Volatility Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to achieve high current income and moderate capital appreciation. The Co-Advisers each are registered as a “commodity pool operator” with respect to operation of the Fund.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, the Co-Advisers and certain of the Co-Advisers' affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Co-Advisers based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Co-Advisers determine that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Co-Advisers determine that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Co-Advisers and their affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities (TIPS) are included in interest income. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. The detail of the total fund expense reimbursements of $557,759 is disclosed in various locations in this Note 2 and Note 5. For the year ended December 31, 2017, the portfolio accountant reimbursed $5,952 of their fees.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Annual Shareholder Report

The Fund may transact in To Be Announced Securities (TBAs). As with other delayed-delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.
Dollar-Roll Transactions
The Fund engages in dollar-roll transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar (same type, coupon and maturity), but not identical mortgage-backed securities on a future date. Both securities involved are TBA mortgage-backed securities. The Fund treats dollar-roll transactions as purchases and sales. Dollar-rolls are subject to interest rate risks and credit risks.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.
The Fund uses credit default swaps to seek to increase income and to manage country, currency, duration, individual security, market, sector/asset class and yield curve risks. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund's maximum exposure to loss of the notional value of credit default swaps outstanding at December 31, 2017, is $400,000. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Swaps, at value on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Certain swap contracts are subject to MNA. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. The cash or securities deposited in a segregated account, offsets the amount due to the broker reducing the net settlement amount to zero.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Swap, at value at period end, including net unrealized appreciation/depreciation, are listed after the Fund's Portfolio of Investments.
The average notional amount of swap contracts held by the Fund throughout the period was $5,273,462. This is based on amounts held as of each month-end throughout the fiscal period.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration, market and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $365,907,759 and $31,466,474, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Annual Shareholder Report

Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At December 31, 2017, the Fund had no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Option Contracts
The Fund buys or sells put and call options to manage market risk. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
Purchased option contracts outstanding at period-end are listed in the Fund's Portfolio of Investments and written option contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average market value of purchased call and put options held by the Fund throughout the period was $246,356 and $1,835,175, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of written call and put options held by the Fund throughout the period was $75,865 and $734,331, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts		$—	Payable for daily variation margin on futures contracts	$52,966*
Equity contracts		$—	Written option contracts outstanding, at value	$576,825
	Total investments in securities at value-options	$1,475,025		$—
		$—	Payable for daily variation margin on futures contracts	$(3,515,212)*
Credit contracts	Swaps, at value	$55,320	Swaps, at value	$8,590
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$1,530,345		$(2,876,831)
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Purchased Option Contracts[1]	Written Option Contracts	Total
Interest rate contracts	$—	$(762,158)	$—	$—	$(762,158)
Credit contracts	$(170,766)	$—	$—	$—	$(170,766)
Equity contracts	$—	$59,395,010	$(14,746,246)	$4,307,657	$48,956,421
TOTAL	$(170,766)	$58,632,852	$(14,746,246)	$4,307,657	$48,023,497

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Purchased Option Contracts[2]	Written Option Contracts	Total
Interest rate contracts	$—	$(285,673)	$—	$—	$(285,673)
Credit contracts	$(145,563)	$—	$—	$—	$(145,563)
Equity contracts	$—	$2,829,738	$(1,112,391)	$384,781	$2,102,128
TOTAL	$(145,563)	$2,544,065	$(1,112,391)	$384,781	$1,670,892
1	The net realized gain (loss) on Purchased Option Contracts is found within the Net realized gain on investments on the Statement of Operations.
2	The net change in unrealized appreciation/depreciation of Purchased Option Contracts is found within the Net change in unrealized appreciation of investments on the Statement of Operations.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
Annual Shareholder Report

3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended December 31	2017	2016
Shares sold	6,093,908	7,258,508
Shares issued to shareholders in payment of distributions declared	2,357,398	3,404,764
Shares redeemed	(10,085,603)	(19,435,105)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(1,634,297)	(8,771,833)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for defaulted securities, discount accretion/premium amortization on debt securities, partnership income, return of capital adjustments, expiration of capital loss carryforwards and credit default swap contracts.
For the year ended December 31, 2017, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1,181,382)	$379,640	$801,742
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2017 and 2016, was as follows:
	2017	2016
Ordinary income	$22,796,040	$29,859,782
As of December 31, 2017, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$17,241,037
Capital loss carryforwards	$(5,604,437)
Net unrealized appreciation	$32,644,458
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for defaulted securities, deferral of losses on wash sales, discount accretion/premium amortization on debt securities, non-taxable dividends, straddle loss deferrals, mark to market of derivative instruments and partnership basis adjustments.
At December 31, 2017, the cost of investments for federal tax purposes was $577,732,838. The net unrealized appreciation of investments for federal tax purposes was $32,642,839. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $40,277,764 and net unrealized depreciation from investments for those securities having an excess of cost over value of $7,634,925. The amounts presented are inclusive of derivative contracts.
At December 31, 2017, the Fund had a capital loss carryforward of $5,604,437 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years beginning after December 22, 2010.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$5,604,437	$—	$5,604,437
Capital loss carryforwards of $1,181,382 expired during the year ended December 31, 2017.
The Fund used capital loss carryforwards of $68,250,299 to offset capital gains realized during the year ended December 31, 2017.
At December 31, 2017, for federal income tax purposes, the Fund had $2,180 in straddle loss deferrals.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The co-advisory agreement between the Fund and the Co-Advisers provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Co-Advisers may voluntarily choose to waive any portion of their fee. The Co-Advisers have agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended December 31, 2017, the Co-Advisers reimbursed $551,807.
Annual Shareholder Report

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
In addition to the fees described above, the Fund agrees to pay FAS an annual Administrative Service Charge of $125,000 for administrative and compliance services related to Commodities Futures Trading Commission Rule 4.5. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2017, the annualized fee paid to FAS was 0.100% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Expense Limitation
The Co-Advisers and certain of their affiliates (which may include FAS) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective May 1, 2017, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, line of credit expenses and proxy related expenses paid by the Fund, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.89% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Co-Advisers and their applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended December 31, 2017, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $2,550,188 and $719,222, respectively.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Co-Advisers which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2017, were as follows:
Purchases	$391,345,347
Sales	$363,787,711
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
Annual Shareholder Report

At December 31, 2017, the diversification of countries was as follows:
Country	Percentage of Net Assets
United States	81.6%
Mexico	1.4%
China	1.3%
Other[1]	13.8%
1	Countries representing less than 1.0% have been aggregated under the designation “Other.”
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2017, the Fund had no outstanding loans. During the year ended December 31, 2017, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2017, there were no outstanding loans. During the year ended December 31, 2017, the program was not utilized.
10. subsequent events
The Trustees have approved a proposed Agreement and Plan of Reorganization (Reorganization) pursuant to which the Fund will acquire all or substantially all of the assets of Federated Managed Tail Risk Fund II, another fund of the Trust, in complete liquidation and termination of Federated Managed Tail Risk Fund II. Pending submission of proxy materials to shareholders of Federated Managed Tail Risk Fund II, a special meeting of the shareholders is proposed to be held in the third quarter of 2018 to approve or disapprove the proposed Reorganization.
In addition, in order to facilitate the Reorganization, the Trustees have approved the designation of the existing shares of the Fund as Primary Shares and the addition of a new share class of Service Shares, to be effective the second quarter of 2018.
11. FEDERAL TAX INFORMATION (UNAUDITED)
Of the ordinary income distributions made by the Fund during the year ended December 31, 2017, 23.87% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF The FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED MANAGED VOLATILITY FUND II:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Managed Volatility Fund II (the “Fund”), a portfolio of Federated Insurance Series, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor for one or more of Federated Investors'- investment companies since 2006.
Boston, Massachusetts
February 14, 2018
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds used as variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period[1]
Actual	$1,000	$1,092.00	$4.38
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.00	$4.23
1	Expenses are equal to the Fund's annualized net expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Annual Shareholder Report

In Memoriam
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue and John W. (“John”) McGonigle. They will be greatly missed.
Jack Donahue
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
Jack Donahue, along with Richard B. Fisher, founded Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend.
John McGonigle
(Former Secretary of the Federated Funds, Former Director, Secretary and Chief Legal Officer of Federated Investors, Inc.)
John McGonigle served the Federated Funds and their respective Boards with distinction for more than 50 years as Fund Secretary and also served as Director for several closed-end funds. Mr. McGonigle was a gifted lawyer and wise counselor with a genial presence, keen intellect and convivial demeanor. A man of deep faith, he was a devoted husband, father and grandfather. A graduate of Duquesne University School of Law, Mr. McGonigle served as an officer in the U.S. Army for two years, achieving the rank of Captain. He also served on the staff of the Securities and Exchange Commission before joining Federated in 1966. Among many professional accomplishments, Mr. McGonigle helped fashion the regulatory foundation for money market funds, established Federated's first offshore funds in Ireland, and represented Federated on the Board of Governors of the Investment Company Institute where he was a member of the Executive Committee. Federated expresses deep gratitude for Mr. McGonigle and his impact on his family, friends, the community, and the mutual fund industry.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Annual Shareholder Report

Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.), where she currently serves as a member of the Compensation, Nominating and Corporate Governance Committee (Chair) and the Health, Safety and Environmental Committee. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: September 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.)
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 Vice President Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 President Officer since: November 2004	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2017
Federated Managed Volatility Fund II (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract, under which Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Federated Investment Management Company will serve as co-advisers to the Fund (“Co-Advisers”) for an additional one-year term at its May 2017 meetings. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. Consistent with the judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of each Co-Adviser and their advisory affiliates for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below. Also, in weighing these factors, the Board considered the aggregate advisory fee paid by the Fund for the services of all Co-Advisers in addition to considering the allocation of that aggregate fee among the Co-Advisers and the rationale for that allocation.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings, at which the Board's formal approval of the investment advisory contract occurred. At the May meetings, in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Co-Advisers also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Co-Advisers or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Co-Advisers' investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Co-Advisers and their affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Co-Advisers in sponsoring the Fund; the continuing state of
Annual Shareholder Report

competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The investment advisory contract between the Fund and the Co-Advisers provides for payment of a single advisory fee by the Fund for all services provided by the Co-Advisers. The investment advisory contract permits the Co-Advisers to allocate the advisory fee in a manner commensurate with the services they provide to the Fund. Throughout the year, as well as in connection with its May meetings, the Board considered the fee allocation and analyzed whether the allocation of fees among the Co-Advisers continued to be a reasonable proxy for and measurement of the level of resources and services provided by each Co-Adviser toward the management of the Fund.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's contractual advisory fee rate and other expenses relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and the Board was satisfied with that the overall expense structure of the Fund remained competitive.
For comparison, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Co-Advisers and the resources of the Co-Advisers and their affiliates dedicated to the Fund. In particular, the Board considered the services provided by the Co-Advisers in the aggregate, to the extent that the Co-Advisers collaborate in the implementation of the Fund's strategy, as well as separately, to the extent to which specific services provided by a Co-Adviser are distinguishable and subject to meaningful assessment. In this regard, the Board evaluated, among other things, the Co-Advisers' personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of, and the compliance-related resources provided to, the Fund by the Co-Advisers. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Co-Advisers are executing the Fund's investment program. The Co-Advisers' ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Co-Advisers' investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his
Annual Shareholder Report

view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Senior Officer's Evaluation, the Fund's performance for the one-year and five-year periods was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three-year period. The Board discussed the Fund's performance with the Co-Advisers and recognized the efforts being taken by the Co-Advisers in the context of the other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the expenses of the Fund are reasonable and supported renewal of the investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Co-Advisers have made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Co-Advisers' investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints, at higher levels. It should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Co-Advisers' industry standing and reputation and with the expectation that the Co-Advisers will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the
Annual Shareholder Report

investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Co-Advisers by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Co-Advisers and their affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Managed Volatility Fund II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916108
G00845-01 (2/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.
Annual Shareholder Report
December 31, 2017
Share Class	Primary	Service

Federated High Income Bond Fund II

A Portfolio of Federated Insurance Series
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2017 through December 31, 2017. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated High Income Bond Fund II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2017, was 6.94% for the Primary Shares and 6.56% for the Service Shares. The total return of the Fund's Primary Shares consisted of 7.23% current income and -0.29% of depreciation in the net asset value of the Fund's shares. The total return of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI),1 a broad-based securities market index, was 7.50% during the same period. The total return of the Lipper Variable Underlying High Yield Funds Average (LVHYFA),2 a peer group for the Fund, was 6.49% during the same period. The Fund's and LVHYFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BBHY2%ICI.
During the reporting period, the most significant factors affecting the Fund's performance relative to the BBHY2%ICI were: (1) the allocation among industry sectors and (2) the selection of individual securities. The following discussion will focus on the performance of the Fund's Primary Shares.
MARKET OVERVIEW
The total return for the high-yield3 market for the reporting period was attractive on both an absolute as well as a relative basis. For example, the BBHY2%ICI, which returned 7.50% for the period, substantially outperformed the Bloomberg Barclays U.S. Aggregate Bond Index,4 a measure of high-quality bond5 performance, which returned 3.54% for the period. The high-yield market benefited from a global, synchronized economic expansion that appeared to be strengthening as 2017 came to a close. This was driven by a business-friendly administration in Washington, accommodative central bank policy outside the U.S., high levels of employment as well as strong levels of business and consumer confidence. These factors led to strong corporate earnings, high levels of cash generation by high-yield companies and declining default rates which supported high-yield bonds. These positive drivers also led to surging equity markets increasing the overall enterprise value for corporations. From a macro standpoint, the December 2017 passage of tax reform legislation would seem to be another factor to add to the long list of items positively impacting U.S. economic growth and corporate earnings. The impact of these factors can be seen in the spread between high-yield bonds and U.S. Treasury securities with comparable maturities which, according to the Credit Suisse High Yield Bond Index,6 began the reporting period at 472 basis points and ended the reporting period at 394 basis points.
Within the high-yield market, major industry sectors that substantially outperformed the overall BBHY2%ICI during the reporting period included: Pharmaceuticals, Transportation Services, Banking, Electric Utilities and Diversified Manufacturing. Major industry sectors that substantially underperformed the overall BBHY2%ICI during the reporting period included: Wireline Telecommunications, Retail, Consumer Products, Wireless Telecommunications and Media & Entertainment. From a credit quality perspective, the “CCC”-rated sector returned 10.38% while the “BB”-rated and “B”-rated sectors returned 7.32% and 6.48%, respectively during the reporting period.
Sector Allocation
The Fund was positively affected by its sector allocation during the reporting period. This was mainly a result of its substantial underweight position in the poor-performing Wireline Telecommunications industry sector. This was partially offset by the Fund's cash holdings and its underweight position in the strong-performing Banking sector. An overweight position in the strong-performing Pharmaceutical sector and an underweight position in the poor-performing Retail sector helped to offset some of the poor security selection in these two sectors during the reporting period.
Security Selection
The Fund was negatively affected by its security selection during the period. This was especially true in the Retail, Consumer Products, Pharmaceutical, Midstream and Chemicals industry sectors. Specific high-yield issuers held by the Fund that negatively impacted performance relative to the BBHY2%ICI included: FGI Operating Co., PetSmart, Mallinckrodt, Team Health and Jaguar Holdings.
Annual Shareholder Report
1

The Fund was positively impacted by security selection in the Healthcare, Cable & Satellite, Automotive, Wireless Telecommunications, Packaging, Metals and the Media & Entertainment industry sectors during the reporting period. Specific high-yield issuers held by the Fund that positively impacted performance relative to the BBHY2%ICI included: Intelsat, Ortho-Clinical Diagnostics, Valeant Pharmaceutical, Tenet Healthcare and Freeport-McMoRan.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the BBHY2%ICI.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the LVHYFA.
3	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and a higher risk of default.
4	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.*
5	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
6	Credit Suisse High Yield Bond Index serves as a benchmark to evaluate the performance of low-quality bonds. Low-quality is defined as those bonds in the range from “BB” to “CCC” and defaults.*
*	The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated High Income Bond Fund II from December 31, 2007 to December 31, 2017, compared to the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI)2 and the Lipper Variable Underlying High Yield Funds Average (LVHYFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2017
Average Annual Total Returns for the Period Ended 12/31/2017
	1 Year	5 Years	10 Years
Primary Shares	6.94%	5.62%	7.48%
Service Shares	6.56%	5.35%	7.21%
BBHY2%ICI	7.50%	5.78%	8.09%
LVHYFA	6.49%	4.74%	6.46%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BBHY2%ICI and the LVHYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The BBHY2%ICI is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BBHY2%ICI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Lipper figures represent the average of the total returns reported by all funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges. The Lipper figures in the Growth of $10,000 line graph are based on historical return information published by Lipper and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Lipper as falling into the category can change over time, the Lipper figures in the line graph may not match the Lipper figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
Annual Shareholder Report
3

Portfolio of Investments Summary Table (unaudited)
At December 31, 2017, the Fund's index classification1 was as follows:
Index Classification	Percentage of Total Net Assets
Health Care	10.5%
Technology	9.5%
Cable Satellite	7.8%
Packaging	6.3%
Independent Energy	5.8%
Midstream	5.7%
Media Entertainment	5.6%
Wireless Communications	4.2%
Gaming	4.1%
Pharmaceuticals	3.9%
Other[2]	32.2%
Cash Equivalents[3]	2.9%
Other Assets and Liabilities—Net[4]	1.5%
TOTAL	100.0%
1	Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI). Individual portfolio securities that are not included in the BBHY2%ICI are assigned to an index classification by the Fund's Adviser.
2	For purposes of this table, index classifications which constitute less than 3.5% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
4

Portfolio of Investments
December 31, 2017
Principal Amount		Value
	CORPORATE BONDS—95.6%
	Aerospace/Defense—1.1%
$450,000	Engility Corp., Sr. Unsecd. Note, 8.875%, 9/1/2024	$482,625
825,000	TransDigm, Inc., Sr. Sub. Note, 6.00%, 7/15/2022	845,625
675,000	TransDigm, Inc., Sr. Sub. Note, 6.50%, 7/15/2024	693,563
450,000	TransDigm, Inc., Sr. Sub. Note, 6.50%, 5/15/2025	461,250
200,000	TransDigm, Inc., Sr. Sub., 6.375%, 6/15/2026	203,250
	TOTAL	2,686,313
	Automotive—2.2%
600,000	Adient Global Holdings Ltd., Sr. Unsecd. Note, Series 144A, 4.875%, 8/15/2026	619,500
225,000	Allison Transmission, Inc., Sr. Unsecd. Note, Series 144A, 5.00%, 10/1/2024	232,594
725,000	American Axle & Manufacturing, Inc., Sr. Unsecd. Note, Series 144A, 6.50%, 4/1/2027	769,406
525,000	BCD Acquisition, Inc., Series 144A, 9.625%, 9/15/2023	578,812
725,000	Dana Financing Lux Sarl, Series 144A, 6.50%, 6/1/2026	787,531
450,000	Goodyear Tire & Rubber Co., Sr. Unsecd. Note, 4.875%, 3/15/2027	461,813
200,000	Goodyear Tire & Rubber Co., Sr. Unsecd. Note, 5.00%, 5/31/2026	206,970
180,000	J.B. Poindexter & Co., Inc., Sr. Unsecd. Note, Series 144A, 9.00%, 4/1/2022	187,200
200,000	Schaeffler Verwaltung Zw, Series 144A, 4.50%, 9/15/2023	204,376
1,025,000	Schaeffler Verwaltung Zw, Series 144A, 4.75%, 9/15/2026	1,042,937
281,000	TI Group Auto Systems LLC, Sr. Unsecd. Note, Series 144A, 8.75%, 7/15/2023	302,778
	TOTAL	5,393,917
	Banking—0.8%
1,475,000	Ally Financial, Inc., Sr. Sub. Note, 5.75%, 11/20/2025	1,613,281
200,000	Ally Financial, Inc., Sr. Unsecd. Note, 4.625%, 5/19/2022	208,500
	TOTAL	1,821,781
	Building Materials—2.1%
180,000	American Builders & Contractors Supply Co., Inc., Series 144A, 5.625%, 4/15/2021	184,050
75,000	American Builders & Contractors Supply Co., Inc., Sr. Unsecd. Note, Series 144A, 5.75%, 12/15/2023	79,125
250,000	Beacon Roofing Supply, Inc., Sr. Unsecd. Note, Series 144A, 4.875%, 11/1/2025	252,188
375,000	Building Materials Corp. of America, Sr. Unsecd. Note, Series 144A, 6.00%, 10/15/2025	402,187
250,000	CD&R Waterworks Merger Sub LLC, Sr. Unsecd. Note, Series 144A, 6.125%, 8/15/2025	254,375
300,000	HD Supply, Inc., Sr. Unsecd. Note, Series 144A, 5.75%, 4/15/2024	319,500
75,000	Jeld-Wen, Inc., Sr. Unsecd. Note, Series 144A, 4.625%, 12/15/2025	75,750
75,000	Jeld-Wen, Inc., Sr. Unsecd. Note, Series 144A, 4.875%, 12/15/2027	75,938
475,000	Masonite International Corp., Sr. Unsecd. Note, Series 144A, 5.625%, 3/15/2023	498,892
275,000	NCI Building System, Inc., Sr. Unsecd. Note, Series 144A, 8.25%, 1/15/2023	291,844
325,000	Ply Gem Industries, Inc., 6.50%, 2/1/2022	337,188
825,000	RSI Home Products, Inc., Series 144A, 6.50%, 3/15/2023	868,312
1,000,000	Standard Industries, Inc., Sr. Unsecd. Note, Series 144A, 5.00%, 2/15/2027	1,025,000
350,000	USG Corp., Sr. Unsecd. Note, Series 144A, 4.875%, 6/1/2027	363,667
	TOTAL	5,028,016
	Cable Satellite—7.8%
375,000	Altice US Finance I Corp., Series 144A, 5.375%, 7/15/2023	385,313
225,000	Altice US Finance I Corp., Series 144A, 5.50%, 5/15/2026	229,781
225,000	Altice US Finance I Corp., Sr. Unsecd. Note, Series 144A, 7.75%, 7/15/2025	241,875
175,000	CCO Holdings LLC/Cap Corp., 5.25%, 9/30/2022	179,703
775,000	CCO Holdings LLC/Cap Corp., 5.75%, 9/1/2023	796,313
175,000	CCO Holdings LLC/Cap Corp., Series 144A, 5.375%, 5/1/2025	180,744
500,000	CCO Holdings LLC/Cap Corp., Series 144A, 5.75%, 2/15/2026	520,625
Annual Shareholder Report
5

Principal Amount		Value
	CORPORATE BONDS—continued
	Cable Satellite—continued
$650,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, Series 144A, 5.00%, 2/1/2028	$635,375
500,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, Series 144A, 5.125%, 5/1/2027	493,750
400,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, Series 144A, 5.875%, 5/1/2027	412,000
450,000	CSC Holdings, Inc., Sr. Unsecd. Note, 5.25%, 6/1/2024	442,125
600,000	CSC Holdings, Inc., Sr. Unsecd. Note, Series 144A, 5.50%, 4/15/2027	613,500
625,000	Cablevision Systems Corp., Sr. Unsecd. Note, 5.875%, 9/15/2022	617,188
1,225,000	Cequel Communications Holdings, Sr. Unsecd. Note, Series 144A, 5.125%, 12/15/2021	1,231,125
650,000	Charter Communications Holdings II, 5.75%, 1/15/2024	671,125
100,000	DISH DBS Corp., 5.00%, 3/15/2023	95,375
775,000	DISH DBS Corp., 5.875%, 7/15/2022	781,781
950,000	DISH DBS Corp., Sr. Unsecd. Note, 5.875%, 11/15/2024	927,437
50,000	DISH DBS Corp., Sr. Unsecd. Note, 7.75%, 7/1/2026	52,750
300,000	Intelsat Jackson Holdings S.A., Series 144A, 8.00%, 2/15/2024	316,500
1,025,000	Intelsat Jackson Holdings S.A., Sr. Unsecd. Note, 5.50%, 8/1/2023	840,500
925,000	Intelsat Jackson Holdings S.A., Sr. Unsecd. Note, 7.50%, 4/1/2021	846,375
300,000	Intelsat Jackson Holdings S.A., Sr. Unsecd. Note, Series 144A, 9.75%, 7/15/2025	289,500
275,000	Neptune Finco Corp., Sr. Unsecd. Note, Series 144A, 10.125%, 1/15/2023	310,406
450,000	Neptune Finco Corp., Sr. Unsecd. Note, Series 144A, 6.625%, 10/15/2025	488,241
125,000	Sirius XM Radio, Inc., Series 144A, 4.625%, 5/15/2023	127,969
400,000	Sirius XM Radio, Inc., Series 144A, 6.00%, 7/15/2024	424,000
100,000	Sirius XM Radio, Inc., Sr. Unsecd. Note, Series 144A, 5.00%, 8/1/2027	100,750
675,000	Sirius XM Radio, Inc., Sr. Unsecd. Note, Series 144A, 5.375%, 4/15/2025	704,531
675,000	Sirius XM Radio, Inc., Sr. Unsecd. Note, Series 144A, 5.375%, 7/15/2026	701,156
1,200,000	Telenet Finance Luxembourg, Sec. Fac. Bond, Series 144A, 5.50%, 3/1/2028	1,200,000
275,000	Unitymedia KabelBW GmbH, Series 144A, 6.125%, 1/15/2025	291,500
375,000	Virgin Media Secured Finance PLC, Series 144A, 5.25%, 1/15/2026	380,156
200,000	Virgin Media Secured Finance PLC, Series 144A, 5.50%, 8/15/2026	205,500
700,000	Virgin Media Secured Finance PLC, Series 144A, 6.375%, 4/15/2023	725,375
275,000	Virgin Media, Inc., Sr. Unsecd. Note, Series 144A, 5.75%, 1/15/2025	281,531
775,000	Ziggo Finance BV, Sec. Fac. Bond, Series 144A, 5.50%, 1/15/2027	775,969
300,000	Ziggo Finance BV, Sr. Unsecd. Note, Series 144A, 5.875%, 1/15/2025	297,000
200,000	Ziggo Finance BV, Sr. Unsecd. Note, Series 144A, 6.00%, 1/15/2027	195,500
	TOTAL	19,010,344
	Chemicals—2.0%
625,000	Alpha 3 BV, Sr. Unsecd. Note, Series 144A, 6.25%, 2/1/2025	643,750
675,000	Compass Minerals International, Inc., Series 144A, 4.875%, 7/15/2024	668,250
875,000	Hexion U.S. Finance Corp., 6.625%, 4/15/2020	789,688
300,000	Koppers, Inc., Sr. Unsecd. Note, Series 144A, 6.00%, 2/15/2025	318,750
200,000	PQ Corp., Series 144A, 6.75%, 11/15/2022	214,250
100,000	PQ Corp., Sr. Unsecd. Note, Series 144A, 5.75%, 12/15/2025	102,000
100,000	Platform Specialty Products Corp., Sr. Unsecd. Note, Series 144A, 5.875%, 12/1/2025	99,375
1,850,000	Platform Specialty Products Corp., Sr. Unsecd. Note, Series 144A, 6.50%, 2/1/2022	1,914,750
150,000	Versum Materials, Inc., Sr. Unsecd. Note, Series 144A, 5.50%, 9/30/2024	160,875
	TOTAL	4,911,688
	Construction Machinery—0.7%
175,000	Ritchie Bros. Auctioneers, Inc., Sr. Unsecd. Note, Series 144A, 5.375%, 1/15/2025	181,125
550,000	United Rentals North America, Inc., Sr. Unsecd. Note, 4.875%, 1/15/2028	554,125
525,000	United Rentals, Inc., Sr. Unsecd. Note, 5.50%, 5/15/2027	553,875
450,000	United Rentals, Inc., Sr. Unsecd. Note, 5.875%, 9/15/2026	483,188
	TOTAL	1,772,313
Annual Shareholder Report
6

Principal Amount		Value
	CORPORATE BONDS—continued
	Consumer Cyclical Services—0.6%
$525,000	GW Honos Security Corp., Sr. Unsecd. Note, Series 144A, 8.75%, 5/15/2025	$565,688
250,000	Matthews International Corp., Sr. Unsecd. Note, Series 144A, 5.25%, 12/1/2025	253,125
250,000	ServiceMaster Co. LLC, Sr. Unsecd. Note, 7.45%, 8/15/2027	271,875
400,000	ServiceMaster Co. LLC, Sr. Unsecd. Note, Series 144A, 5.125%, 11/15/2024	406,000
	TOTAL	1,496,688
	Consumer Products—1.7%
375,000	FGI Operating Co. LLC/FGI Finance, Inc., 7.875%, 5/1/2020	85,313
1,150,000	First Quality Finance Co., Inc., Series 144A, 4.625%, 5/15/2021	1,164,375
75,000	First Quality Finance Co., Inc., Sr. Unsecd. Note, Series 144A, 5.00%, 7/1/2025	76,688
1,225,000	Prestige Brands Holdings, Inc., Series 144A, 5.375%, 12/15/2021	1,251,031
450,000	Prestige Brands, Inc., Sr. Unsecd. Note, Series 144A, 6.375%, 3/1/2024	468,562
50,000	Scotts Miracle-Gro Co., Sr. Unsecd. Note, 5.25%, 12/15/2026	52,500
550,000	Spectrum Brands, Inc., 5.75%, 7/15/2025	581,625
125,000	Spectrum Brands, Inc., 6.125%, 12/15/2024	132,969
215,000	Springs Industries, Inc., 6.25%, 6/1/2021	219,837
	TOTAL	4,032,900
	Diversified Manufacturing—1.5%
700,000	Entegris, Inc., Sr. Unsecd. Note, Series 144A, 4.625%, 2/10/2026	714,000
1,225,000	Gates Global LLC, Series 144A, 6.00%, 7/15/2022	1,258,687
350,000	JPW Industries Holding Corp., Sr. Secd. Note, Series 144A, 9.00%, 10/1/2024	366,625
1,225,000	WESCO Distribution, Inc., Sr. Unsecd. Note, 5.375%, 12/15/2021	1,260,219
	TOTAL	3,599,531
	Environmental—0.4%
550,000	Tervita Escrow Corp., Series 144A, 7.625%, 12/1/2021	554,125
325,000	Wrangler Buyer Corp., Sr. Unsecd. Note, Series 144A, 6.00%, 10/1/2025	336,375
	TOTAL	890,500
	Finance Companies—2.1%
150,000	Navient Corp., Sr. Unsecd. Note, 5.50%, 1/25/2023	150,188
1,225,000	Navient Corp., Sr. Unsecd. Note, 5.875%, 10/25/2024	1,221,937
100,000	Navient Corp., Sr. Unsecd. Note, 6.75%, 6/25/2025	103,000
225,000	Navient Corp., Sr. Unsecd. Note, 7.25%, 9/25/2023	240,750
125,000	Navient Corp., Sr. Unsecd. Note, Series MTN, 6.125%, 3/25/2024	127,188
150,000	Park Aerospace Holdings Ltd., Sr. Unsecd. Note, Series 144A, 4.50%, 3/15/2023	143,625
125,000	Park Aerospace Holdings Ltd., Sr. Unsecd. Note, Series 144A, 5.25%, 8/15/2022	124,688
1,525,000	Park Aerospace Holdings Ltd., Sr. Unsecd. Note, Series 144A, 5.50%, 2/15/2024	1,517,375
1,250,000	Quicken Loans, Inc., Series 144A, 5.75%, 5/1/2025	1,300,012
225,000	Quicken Loans, Inc., Sr. Unsecd. Note, Series 144A, 5.25%, 1/15/2028	222,682
	TOTAL	5,151,445
	Food & Beverage—2.4%
800,000	Anna Merger Sub, Inc., Series 144A, 7.75%, 10/1/2022	588,000
525,000	Aramark Services, Inc., Sr. Unsecd. Note, 5.125%, 1/15/2024	552,300
425,000	Aramark Services, Inc., Sr. Unsecd. Note, Series 144A, 5.00%, 4/1/2025	449,990
625,000	Hearthside Group Holdings LLC, Series 144A, 6.50%, 5/1/2022	641,406
375,000	Lamb Weston Holdings, Inc., Sr. Unsub., Series 144A, 4.875%, 11/1/2026	392,813
750,000	Post Holdings, Inc., Sr. Unsecd. Note, Series 144A, 5.00%, 8/15/2026	739,687
400,000	Post Holdings, Inc., Sr. Unsecd. Note, Series 144A, 5.50%, 3/1/2025	415,000
200,000	Post Holdings, Inc., Sr. Unsecd. Note, Series 144A, 5.625%, 1/15/2028	201,000
900,000	Post Holdings, Inc., Sr. Unsecd. Note, Series 144A, 5.75%, 3/1/2027	918,000
775,000	U.S. Foodservice, Inc., Sr. Unsecd. Note, Series 144A, 5.875%, 6/15/2024	817,625
	TOTAL	5,715,821
Annual Shareholder Report
7

Principal Amount		Value
	CORPORATE BONDS—continued
	Gaming—4.1%
$200,000	Boyd Gaming Corp., Sr. Unsecd. Note, 6.375%, 4/1/2026	$216,000
800,000	Boyd Gaming Corp., Sr. Unsecd. Note, 6.875%, 5/15/2023	851,000
1,275,000	Crc Escrow Issuer LLC, Sr. Unsecd. Note, Series 144A, 5.25%, 10/15/2025	1,291,320
550,000	Eldorado Resorts, Inc., Sr. Unsecd. Note, 6.00%, 4/1/2025	577,500
175,000	GLP Capital LP/GLP Financing II, Inc., Sr. Unsecd. Note, 5.375%, 4/15/2026	188,125
100,000	MGM Growth Properties LLC, Sr. Unsecd. Note, 5.625%, 5/1/2024	107,000
400,000	MGM Mirage, Inc., 7.75%, 3/15/2022	457,000
675,000	MGM Resorts International, 6.00%, 3/15/2023	730,687
150,000	MGM Resorts International, Sr. Unsecd. Note, 4.625%, 9/1/2026	152,250
725,000	Mohegan Tribal Gaming Authority, Sr. Unsecd. Note, Series 144A, 7.875%, 10/15/2024	745,844
350,000	Penn National Gaming, Inc., Sr. Unsecd. Note, Series 144A, 5.625%, 1/15/2027	364,000
700,000	Pinnacle Entertainment, Inc., Sr. Unsecd. Note, 5.625%, 5/1/2024	752,500
575,000	Rivers Pittsburgh LP, Series 144A, 6.125%, 8/15/2021	572,125
1,225,000	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Series 144A, 5.875%, 5/15/2021	1,249,500
310,000	Seminole Tribe of Florida, Inc., Bond, Series 144A, 7.804%, 10/1/2020	314,650
475,000	Station Casinos, Inc., Sr. Unsecd. Note, Series 144A, 5.00%, 10/1/2025	478,562
425,000	Sugarhouse HSP Gaming Finance Corp., Sec. Fac. Bond, Series 144A, 5.875%, 5/15/2025	404,813
375,000	Wynn Las Vegas LLC, Sr. Unsecd. Note, Series 144A, 5.25%, 5/15/2027	380,625
	TOTAL	9,833,501
	Health Care—10.5%
350,000	Acadia Healthcare Co., Inc., Sr. Unsecd. Note, 5.625%, 2/15/2023	357,000
625,000	Acadia Healthcare Co., Inc., Sr. Unsecd. Note, 6.50%, 3/1/2024	653,125
1,025,000	Air Medical Group Holdings, Inc., Sr. Unsecd. Note, Series 144A, 6.375%, 5/15/2023	989,125
350,000	Amsurg Corp., Sr. Unsecd. Note, 5.625%, 7/15/2022	355,250
250,000	Avantor, Inc., Series 144A, 6.00%, 10/1/2024	249,688
575,000	Avantor, Inc., Sr. Unsecd. Note, Series 144A, 9.00%, 10/1/2025	567,813
250,000	CHS/Community Health Systems, Inc., 5.125%, 8/1/2021	226,250
500,000	CHS/Community Health Systems, Inc., 6.25%, 3/31/2023	452,500
925,000	CHS/Community Health Systems, Inc., Sr. Unsecd. Note, 6.875%, 2/1/2022	536,500
725,000	Envision Healthcare Holdings, Inc., Series 144A, 5.125%, 7/1/2022	706,875
1,350,000	HCA, Inc., 5.00%, 3/15/2024	1,407,375
200,000	HCA, Inc., 5.875%, 5/1/2023	214,000
525,000	HCA, Inc., 5.875%, 2/15/2026	556,500
725,000	HCA, Inc., Sr. Secd. Note, 5.25%, 4/15/2025	768,500
2,025,000	HCA, Inc., Sr. Unsecd. Note, 5.375%, 2/1/2025	2,100,937
75,000	Hologic, Inc., Sr. Unsecd. Note, Series 144A, 4.375%, 10/15/2025	76,313
400,000	IMS Health, Inc., Sr. Unsecd. Note, Series 144A, 5.00%, 10/15/2026	411,500
200,000	LifePoint Health, Inc., 5.875%, 12/1/2023	202,750
225,000	LifePoint Health, Inc., Sr. Unsecd. Note, 5.50%, 12/1/2021	230,344
200,000	MEDNAX, Inc., Sr. Unsecd. Note, Series 144A, 5.25%, 12/1/2023	204,000
1,725,000	MPH Acquisition Holdings LLC, Series 144A, 7.125%, 6/1/2024	1,841,437
575,000	New Amethyst Corp., Sr. Unsecd. Note, Series 144A, 6.25%, 12/1/2024	595,125
2,250,000	Ortho-Clinical Diagnostics, Inc., Series 144A, 6.625%, 5/15/2022	2,272,500
500,000	Polaris Intermediate Corp., Sr. Unsecd. Note, Series 144A, 8.50%, 12/1/2022	520,000
1,350,000	SteriGenics—Nordion Holdings LLC, Sr. Unsecd. Note, Series 144A, 6.50%, 5/15/2023	1,410,750
575,000	SteriGenics Nordion Topc, Sr. Unsecd. Note, Series 144A, 8.125%, 11/1/2021	582,187
825,000	Surgery Center Holdings, Inc., Sr. Unsecd. Note, Series 144A, 6.75%, 7/1/2025	783,750
1,500,000	Team Health Holdings, Inc., Sr. Unsecd. Note, Series 144A, 6.375%, 2/1/2025	1,346,250
50,000	Teleflex, Inc., Sr. Unsecd. Note, 4.625%, 11/15/2027	50,615
675,000	Teleflex, Inc., Sr. Unsecd. Note, 5.25%, 6/15/2024	707,062
Annual Shareholder Report
8

Principal Amount		Value
	CORPORATE BONDS—continued
	Health Care—continued
$250,000	Tenet Healthcare Corp., 8.125%, 4/1/2022	$255,313
300,000	Tenet Healthcare Corp., Note, 4.375%, 10/1/2021	300,750
675,000	Tenet Healthcare Corp., Series 144A, 5.125%, 5/1/2025	660,656
125,000	Tenet Healthcare Corp., Series 144A, 7.50%, 1/1/2022	131,719
275,000	Tenet Healthcare Corp., Sr. Secd. Note, Series 144A, 4.625%, 7/15/2024	269,156
925,000	Tenet Healthcare Corp., Sr. Unsecd. Note, 6.75%, 6/15/2023	900,719
175,000	Tenet Healthcare Corp., Sr. Unsecd. Note, Series 144A, 7.00%, 8/1/2025	165,156
875,000	Vizient, Inc., Sr. Unsecd. Note, Series 144A, 10.375%, 3/1/2024	986,562
450,000	West Street Merger Sub, Inc., Sr. Unsecd. Note, Series 144A, 6.375%, 9/1/2025	453,375
	TOTAL	25,499,427
	Independent Energy—5.8%
750,000	Antero Resources Corp., Sr. Unsecd. Note, 5.00%, 3/1/2025	768,750
50,000	Antero Resources Finance Corp., 5.375%, 11/1/2021	51,438
600,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsecd. Note, Series 144A, 10.00%, 4/1/2022	646,500
469,000	Callon Petroleum Corp., Sr. Unsecd. Note, 6.125%, 10/1/2024	485,415
300,000	Carrizo Oil & Gas, Inc., Sr. Unsecd. Note, 7.50%, 9/15/2020	306,000
400,000	Carrizo Oil & Gas, Inc., Sr. Unsecd. Note, 8.25%, 7/15/2025	441,500
254,000	Chesapeake Energy Corp., Series 144A, 8.00%, 12/15/2022	274,955
125,000	Chesapeake Energy Corp., Sr. Unsecd. Note, Series 144A, 8.00%, 1/15/2025	126,406
725,000	Chesapeake Energy Corp., Sr. Unsecd. Note, Series 144A, 8.00%, 6/15/2027	697,812
375,000	Continental Resources, Inc., 4.50%, 4/15/2023	383,437
775,000	Crownrock LP/Crownrock F, Series 144A, 5.625%, 10/15/2025	780,812
125,000	Diamondback Energy, Inc., Sr. Unsecd. Note, 4.75%, 11/1/2024	126,094
375,000	EP Energy LLC/Everest Acquisition Finance, Inc., Sec. Fac. Bond, Series 144A, 8.00%, 11/29/2024	389,062
250,000	Endeavor Energy Resources LP, Sr. Unsecd. Note, Series 144A, 5.75%, 1/30/2028	257,688
350,000	Gulfport Energy Corp., Sr. Unsecd. Note, 6.00%, 10/15/2024	351,750
325,000	Gulfport Energy Corp., Sr. Unsecd. Note, 6.375%, 5/15/2025	327,844
75,000	Gulfport Energy Corp., Sr. Unsecd. Note, 6.625%, 5/1/2023	76,875
125,000	Gulfport Energy Corp., Sr. Unsecd. Note, Series 144A, 6.375%, 1/15/2026	126,250
75,000	Laredo Petroleum, 5.625%, 1/15/2022	76,125
225,000	Laredo Petroleum, Sr. Unsecd. Note, 6.25%, 3/15/2023	234,068
225,000	Oasis Petroleum, Inc., 6.875%, 1/15/2023	230,906
475,000	Oasis Petroleum, Inc., Company Guarantee, 6.50%, 11/1/2021	486,281
175,000	PDC Energy, Inc., Sr. Unsecd. Note, 6.125%, 9/15/2024	182,000
225,000	PDC Energy, Inc., Sr. Unsecd. Note, Series 144A, 5.75%, 5/15/2026	230,906
100,000	Parsley Energy LLC/Parsley Finance Corp., Series 144A, 6.25%, 6/1/2024	105,750
125,000	Parsley Energy LLC/Parsley Finance Corp., Sr. Unsecd. Note, Series 144A, 5.25%, 8/15/2025	125,938
125,000	Parsley Energy LLC/Parsley Finance Corp., Sr. Unsecd. Note, Series 144A, 5.375%, 1/15/2025	126,875
375,000	Parsley Energy LLC/Parsley Finance Corp., Sr. Unsecd. Note, Series 144A, 5.625%, 10/15/2027	384,375
200,000	QEP Resources, Inc., Sr. Unsecd. Note, 5.25%, 5/1/2023	203,372
200,000	QEP Resources, Inc., Sr. Unsecd. Note, 5.625%, 3/1/2026	203,500
250,000	RSP Permian, Inc., Sr. Unsecd. Note, 5.25%, 1/15/2025	257,500
200,000	RSP Permian, Inc., Sr. Unsecd. Note, 6.625%, 10/1/2022	210,250
425,000	Range Resources Corp., Sr. Unsecd. Note, 4.875%, 5/15/2025	412,250
150,000	Range Resources Corp., Sr. Unsecd. Note, 5.00%, 8/15/2022	150,000
50,000	Range Resources Corp., Sr. Unsecd. Note, 5.00%, 3/15/2023	50,000
250,000	SM Energy Co., Sr. Unsecd. Note, 5.00%, 1/15/2024	242,344
150,000	SM Energy Co., Sr. Unsecd. Note, 5.625%, 6/1/2025	146,250
50,000	SM Energy Co., Sr. Unsecd. Note, 6.50%, 1/1/2023	51,250
175,000	SM Energy Co., Sr. Unsecd. Note, 6.75%, 9/15/2026	181,125
Annual Shareholder Report
9

Principal Amount		Value
	CORPORATE BONDS—continued
	Independent Energy—continued
$425,000	SRC Energy, Inc., Sr. Unsecd. Note, Series 144A, 6.25%, 12/1/2025	$436,687
325,000	Southwestern Energy Co., Sr. Unsecd. Note, 4.10%, 3/15/2022	320,938
100,000	Southwestern Energy Co., Sr. Unsecd. Note, 7.50%, 4/1/2026	106,375
525,000	Southwestern Energy Co., Sr. Unsecd. Note, 7.75%, 10/1/2027	561,094
125,000	Ultra Resources, Inc., Sr. Unsecd. Note, Series 144A, 6.875%, 4/15/2022	125,781
375,000	Ultra Resources, Inc., Sr. Unsecd. Note, Series 144A, 7.125%, 4/15/2025	375,469
375,000	WPX Energy, Inc., Sr. Unsecd. Note, 5.25%, 9/15/2024	375,581
125,000	WPX Energy, Inc., Sr. Unsecd. Note, 6.00%, 1/15/2022	131,250
150,000	WPX Energy, Inc., Sr. Unsecd. Note, 8.25%, 8/1/2023	171,000
475,000	Whiting Petroleum Corp., Sr. Unsecd. Note, 6.25%, 4/1/2023	488,062
150,000	Whiting Petroleum Corp., Sr. Unsecd. Note, Series 144A, 6.625%, 1/15/2026	153,188
	TOTAL	14,155,078
	Industrial - Other—1.2%
275,000	Anixter, Inc., 5.50%, 3/1/2023	297,083
900,000	Belden, Inc., Sr. Sub., Series 144A, 5.25%, 7/15/2024	931,500
1,125,000	Hillman Group, Inc., Unsecd. Note, Series 144A, 6.375%, 7/15/2022	1,127,812
450,000	KAR Auction Services, Inc., Sr. Unsecd. Note, Series 144A, 5.125%, 6/1/2025	462,375
	TOTAL	2,818,770
	Insurance - P&C—2.4%
575,000	Acrisure LLC, Sr. Unsecd. Note, Series 144A, 7.00%, 11/15/2025	555,600
725,000	AssuredPartners, Inc., Sr. Unsecd. Note, Series 144A, 7.00%, 8/15/2025	723,188
400,000	Hub Holdings LLC/Hub Hol, Sr. Unsecd. Note, Series 144A, 8.125%, 7/15/2019	401,000
1,725,000	Hub International Ltd., Sr. Unsecd. Note, Series 144A, 7.875%, 10/1/2021	1,798,312
650,000	Kirs Midco 3 PLC, Sec. Fac. Bond, Series 144A, 8.625%, 7/15/2023	676,000
750,000	NFP Corp., Sr. Unsecd. Note, Series 144A, 6.875%, 7/15/2025	757,500
825,000	USIS Merger Sub, Inc., Sr. Unsecd. Note, Series 144A, 6.875%, 5/1/2025	835,312
	TOTAL	5,746,912
	Leisure—1.0%
275,000	AMC Entertainment Holdings, Inc., Sr. Sub. Note, 5.875%, 11/15/2026	272,250
50,000	AMC Entertainment Holdings, Inc., Sr. Sub. Note, 6.125%, 5/15/2027	49,875
250,000	Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Op, Sr. Unsecd. Note, Series 144A, 5.375%, 4/15/2027	263,125
175,000	Live Nation Entertainment, Inc., Sr. Unsecd. Note, Series 144A, 4.875%, 11/1/2024	179,813
350,000	Regal Cinemas, Inc., 5.75%, 2/1/2025	360,500
275,000	Six Flags Entertainment Corp., Sr. Unsecd. Note, Series 144A, 4.875%, 7/31/2024	279,813
1,025,000	Six Flags Entertainment Corp., Sr. Unsecd. Note, Series 144A, 5.50%, 4/15/2027	1,063,437
	TOTAL	2,468,813
	Lodging—0.2%
375,000	Hilton Worldwide Finance LLC, Sr. Unsecd. Note, 4.625%, 4/1/2025	386,250
150,000	RHP Hotel Property/RHP Finance Corp., Sr. Unsecd. Note, 5.00%, 4/15/2023	154,125
	TOTAL	540,375
	Media Entertainment—5.6%
275,000	AMC Networks, Inc., Sr. Unsecd. Note, 4.75%, 8/1/2025	273,281
700,000	AMC Networks, Inc., Sr. Unsecd. Note, 5.00%, 4/1/2024	710,500
475,000	CBS Radio, Inc., Sr. Unsecd. Note, Series 144A, 7.25%, 11/1/2024	503,203
750,000	Clear Channel Communications, Inc., Company Guarantee, 9.00%, 3/1/2021	540,000
275,000	Clear Channel Worldwide, Series A, 6.50%, 11/15/2022	279,125
600,000	Clear Channel Worldwide, Series B, 6.50%, 11/15/2022	612,750
125,000	E.W. Scripps Co., Sr. Unsecd. Note, Series 144A, 5.125%, 5/15/2025	124,688
650,000	EMI Music Publishing Group North America Holdings, Inc., Series 144A, 7.625%, 6/15/2024	716,625
Annual Shareholder Report
10

Principal Amount		Value
	CORPORATE BONDS—continued
	Media Entertainment—continued
$600,000	Gannett Co., Inc., 6.375%, 10/15/2023	$630,750
100,000	Gannett Co., Inc., Sr. Unsecd. Note, Series 144A, 5.50%, 9/15/2024	105,250
375,000	Gray Television, Inc., Sr. Unsecd. Note, Series 144A, 5.125%, 10/15/2024	375,000
500,000	Gray Television, Inc., Sr. Unsecd. Note, Series 144A, 5.875%, 7/15/2026	513,750
1,050,000	Lin Television Corp., Sr. Unsecd. Note, 5.875%, 11/15/2022	1,097,250
200,000	Match Group, Inc., Sr. Unsecd. Note, 6.375%, 6/1/2024	217,500
325,000	Match Group, Inc., Sr. Unsecd. Note, Series 144A, 5.00%, 12/15/2027	330,688
650,000	Nexstar Escrow Corp., Sr. Unsecd. Note, Series 144A, 5.625%, 8/1/2024	672,750
900,000	Nielsen Finance LLC/Nielsen Finance Co., Series 144A, 5.00%, 4/15/2022	928,125
625,000	Nielsen Finance LLC/Nielsen Finance Co., Sr. Unsecd. Note, Series 144A, 5.00%, 2/1/2025	650,000
150,000	Outfront Americas Capital LLC/Outfront Media Capital Corp., Sr. Unsecd. Note, 5.625%, 2/15/2024	159,188
275,000	Outfront Americas Capital LLC/Outfront Media Capital Corp., Sr. Unsecd. Note, 5.875%, 3/15/2025	291,844
775,000	Sinclair Television Group, Series 144A, 5.625%, 8/1/2024	801,156
75,000	Sinclair Television Group, Sr. Unsecd. Note, Series 144A, 5.125%, 2/15/2027	74,719
675,000	Sinclair Television Group, Sr. Unsecd. Note, Series 144A, 5.875%, 3/15/2026	704,531
975,000	Tribune Media Co., Sr. Unsecd. Note, 5.875%, 7/15/2022	1,006,687
500,000	Urban One, Inc., Series 144A, 7.375%, 4/15/2022	501,250
550,000	Urban One, Inc., Series 144A, 9.25%, 2/15/2020	519,750
150,000	WMG Acquisition Corp., Sec. Fac. Bond, Series 144A, 4.875%, 11/1/2024	155,250
75,000	WMG Acquisition Corp., Series 144A, 5.00%, 8/1/2023	77,906
	TOTAL	13,573,516
	Metals & Mining—2.6%
475,000	Alliance Resource Operating Partners LP/Alliance Resource Finance Corp., Sr. Unsecd. Note, Series 144A, 7.50%, 5/1/2025	506,469
550,000	Coeur Mining, Inc., Sr. Unsecd. Note, 5.875%, 6/1/2024	545,187
775,000	Freeport-McMoRan, Inc., Sr. Unsecd. Note, 3.875%, 3/15/2023	775,000
1,150,000	Freeport-McMoRan, Inc., Sr. Unsecd. Note, 5.40%, 11/14/2034	1,175,875
175,000	HudBay Minerals, Inc., Sr. Unsecd. Note, Series 144A, 7.25%, 1/15/2023	186,375
325,000	HudBay Minerals, Inc., Sr. Unsecd. Note, Series 144A, 7.625%, 1/15/2025	357,500
100,000	Peabody Securities Finance Corp., Sec. Fac. Bond, Series 144A, 6.00%, 3/31/2022	104,125
450,000	Peabody Securities Finance Corp., Sec. Fac. Bond, Series 144A, 6.375%, 3/31/2025	469,687
100,000	Steel Dynamics, Inc., Sr. Unsecd. Note, 5.25%, 4/15/2023	103,500
875,000	Steel Dynamics, Inc., Sr. Unsecd. Note, 5.50%, 10/1/2024	931,875
275,000	Teck Resources Ltd., Sr. Unsecd. Note, 6.00%, 8/15/2040	307,313
450,000	Teck Resources Ltd., Sr. Unsecd. Note, 6.125%, 10/1/2035	506,250
50,000	Teck Resources Ltd., Sr. Unsecd. Note, 6.25%, 7/15/2041	57,500
300,000	Teck Resources Ltd., Sr. Unsecd. Note, Series 144A, 8.50%, 6/1/2024	339,750
	TOTAL	6,366,406
	Midstream—5.7%
100,000	Access Midstream Partners LP, Sr. Unsecd. Note, 4.875%, 3/15/2024	104,750
350,000	AmeriGas Partners LP, Sr. Unsecd. Note, 5.50%, 5/20/2025	355,250
125,000	AmeriGas Partners LP, Sr. Unsecd. Note, 5.625%, 5/20/2024	130,625
525,000	AmeriGas Partners LP, Sr. Unsecd. Note, 5.75%, 5/20/2027	532,875
550,000	AmeriGas Partners LP, Sr. Unsecd. Note, 5.875%, 8/20/2026	569,250
550,000	Antero Midstream Partners LP, Sr. Unsecd. Note, 5.375%, 9/15/2024	569,250
500,000	Atlas Pipeline Partners LP, 5.875%, 8/1/2023	503,750
150,000	Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/2027	155,535
600,000	Cheniere Corpus Christi Holdings LLC, Sr. Secd. Note, 5.875%, 3/31/2025	651,375
375,000	Cheniere Corpus Christi Holdings LLC, Sr. Secd. Note, 7.00%, 6/30/2024	427,500
875,000	Cheniere Energy Partners, LP, Sr. Unsecd. Note, Series 144A, 5.25%, 10/1/2025	892,500
1,075,000	Energy Transfer Equity LP, 5.875%, 1/15/2024	1,134,125
Annual Shareholder Report
11

Principal Amount		Value
	CORPORATE BONDS—continued
	Midstream—continued
$300,000	Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsecd. Note, 6.75%, 6/15/2023	$276,750
500,000	Ferrellgas, L.P., Sr. Unsecd. Note, 6.50%, 5/1/2021	470,625
825,000	Ferrellgas, L.P., Sr. Unsecd. Note, 6.75%, 1/15/2022	767,250
750,000	Holly Energy Partners LP, Series 144A, 6.00%, 8/1/2024	785,625
75,000	NGPL PipeCo LLC, Sr. Unsecd. Note, Series 144A, 4.875%, 8/15/2027	78,094
650,000	NuStar Logistics, L.P., Sr. Unsecd. Note, 5.625%, 4/28/2027	663,000
550,000	Suburban Propane Partners LP, 5.50%, 6/1/2024	547,250
275,000	Suburban Propane Partners LP, Sr. Unsecd. Note, 5.75%, 3/1/2025	272,938
550,000	Suburban Propane Partners LP, Sr. Unsecd. Note, 5.875%, 3/1/2027	540,375
925,000	Summit Midstream Holdings LLC, 5.50%, 8/15/2022	929,625
475,000	Summit Midstream Holdings LLC, Sr. Unsecd. Note, 5.75%, 4/15/2025	481,360
350,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., Sr. Unsecd. Note, Series 144A, 5.00%, 1/15/2028	350,437
125,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., Sr. Unsecd. Note, Series 144A, 5.125%, 2/1/2025	128,438
375,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., Sr. Unsecd. Note, Series 144A, 5.375%, 2/1/2027	386,250
175,000	Tesoro Logistics LP, Sr. Unsecd. Note, 5.25%, 1/15/2025	184,266
177,000	Tesoro Logistics LP, Sr. Unsecd. Note, 6.25%, 10/15/2022	188,013
325,000	Tesoro Logistics LP, Sr. Unsecd. Note, 6.375%, 5/1/2024	353,031
275,000	Williams Cos., Inc., Sr. Unsecd. Note, 4.55%, 6/24/2024	286,687
	TOTAL	13,716,799
	Oil Field Services—0.9%
136,000	Precision Drilling Corp., Sr. Unsecd. Note, 6.50%, 12/15/2021	139,230
250,000	Precision Drilling Corp., Sr. Unsecd. Note, 7.75%, 12/15/2023	263,750
200,000	Precision Drilling Corp., Sr. Unsecd. Note, Series 144A, 7.125%, 1/15/2026	204,500
75,000	Sesi LLC, 7.125%, 12/15/2021	76,969
650,000	Sesi LLC, Sr. Unsecd. Note, Series 144A, 7.75%, 9/15/2024	692,250
350,000	Weatherford International Ltd., 7.00%, 3/15/2038	295,750
475,000	Weatherford International Ltd., Sr. Unsecd. Note, 8.25%, 6/15/2023	480,937
150,000	Weatherford International, Inc., Sr. Unsecd. Note, 6.80%, 6/15/2037	125,250
	TOTAL	2,278,636
	Packaging—6.3%
475,000	ARD Finance SA, Sec. Fac. Bond, 7.125%, 9/15/2023	497,563
300,000	Ardagh Packaging Finance PLC/Ardagh Holdings, Sr. Unsecd. Note, Series 144A, 6.00%, 6/30/2021	309,000
750,000	Ardagh Packaging Finance PLC/Ardagh Holdings, Sr. Unsecd. Note, Series 144A, 6.00%, 2/15/2025	791,250
1,350,000	Ardagh Packaging Finance PLC/Ardagh Holdings, Sr. Unsecd. Note, Series 144A, 7.25%, 5/15/2024	1,474,875
850,000	Berry Plastics Corp., 5.125%, 7/15/2023	887,187
750,000	Berry Plastics Corp., 5.50%, 5/15/2022	773,438
150,000	Berry Plastics Corp., 6.00%, 10/15/2022	157,688
675,000	Bway Holding Co., Sec. Fac. Bond, Series 144A, 5.50%, 4/15/2024	703,688
1,475,000	Bway Holding Co., Sr. Unsecd. Note, Series 144A, 7.25%, 4/15/2025	1,526,625
1,425,000	Flex Acquisition Co., Inc., Sr. Unsecd. Note, Series 144A, 6.875%, 1/15/2025	1,478,402
950,000	Multi-Color Corp., Series 144A, 6.125%, 12/1/2022	996,312
125,000	Multi-Color Corp., Sr. Unsecd. Note, Series 144A, 4.875%, 11/1/2025	125,781
750,000	Owens-Brockway Glass Container, Inc., Series 144A, 5.375%, 1/15/2025	794,062
200,000	Owens-Brockway Glass Container, Inc., Series 144A, 6.375%, 8/15/2025	223,875
823,742	Reynolds Group Issuer, Inc./LLC/LU, 5.75%, 10/15/2020	837,127
625,000	Reynolds Group Issuer, Inc./LLC/LU, Series 144A, 7.00%, 7/15/2024	670,547
300,000	Reynolds Group, Sr. Unsecd. Note, 7.95%, 12/15/2025	341,250
525,000	Sealed Air Corp., Series 144A, 5.25%, 4/1/2023	561,750
250,000	Sealed Air Corp., Sr. Unsecd. Note, Series 144A, 5.125%, 12/1/2024	268,750
1,250,000	Signode Industrial Group, Series 144A, 6.375%, 5/1/2022	1,310,937
Annual Shareholder Report
12

Principal Amount		Value
	CORPORATE BONDS—continued
	Packaging—continued
$500,000	Trident Merger Sub, Inc., Sr. Unsecd. Note, Series 144A, 6.625%, 11/1/2025	$500,000
	TOTAL	15,230,107
	Paper—0.5%
250,000	Clearwater Paper Corp., Sr. Note, 4.50%, 2/1/2023	248,438
825,000	Clearwater Paper Corp., Sr. Unsecd. Note, Series 144A, 5.375%, 2/1/2025	833,250
	TOTAL	1,081,688
	Pharmaceuticals—3.9%
325,000	Eagle Holding Co., Sr. Unsecd. Note, Series 144A, 7.625%, 5/15/2022	331,500
875,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., Sr. Unsecd. Note, Series 144A, 6.00%, 7/15/2023	691,250
600,000	Endo Finance LLC/Endo Finco, Inc., Sr. Unsecd. Note, Series 144A, 6.00%, 2/1/2025	468,000
1,825,000	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Sr. Unsecd. Note, Series 144A, 6.375%, 8/1/2023	1,847,812
1,125,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Sr. Unsecd. Note, 4.75%, 4/15/2023	888,750
675,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Sr. Unsecd. Note, Series 144A, 5.50%, 4/15/2025	553,500
225,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Sr. Unsecd. Note, Series 144A, 5.625%, 10/15/2023	192,375
200,000	Valeant Pharmaceuticals International, Inc., Sec. Fac. Bond, Series 144A, 5.50%, 11/1/2025	204,500
300,000	Valeant Pharmaceuticals International, Inc., Series 144A, 5.625%, 12/1/2021	294,375
375,000	Valeant Pharmaceuticals International, Inc., Series 144A, 7.50%, 7/15/2021	382,969
100,000	Valeant Pharmaceuticals International, Inc., Sr. Secd. Note, Series 144A, 6.50%, 3/15/2022	105,250
275,000	Valeant Pharmaceuticals International, Inc., Sr. Secd. Note, Series 144A, 7.00%, 3/15/2024	294,938
425,000	Valeant Pharmaceuticals International, Inc., Sr. Unsecd. Note, Series 144A, 5.50%, 3/1/2023	391,000
1,425,000	Valeant Pharmaceuticals International, Inc., Sr. Unsecd. Note, Series 144A, 6.125%, 4/15/2025	1,309,219
375,000	Valeant Pharmaceuticals International, Inc., Sr. Unsecd. Note, Series 144A, 9.00%, 12/15/2025	391,762
1,150,000	Vrx Escrow Corp., Series 144A, 5.875%, 5/15/2023	1,068,062
	TOTAL	9,415,262
	Refining—0.4%
975,000	CVR Refining LLC/Coffeyville Finance, Inc., 6.50%, 11/1/2022	1,009,125
	Restaurants—0.9%
1,050,000	1011778 BC Unltd. Liability Co./New Red Finance, Inc., Series 144A, 5.00%, 10/15/2025	1,063,125
125,000	1011778 BC Unltd. Liability Co./New Red Finance, Inc., Sr. Secd. Note, Series 144A, 4.25%, 5/15/2024	125,000
150,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsecd. Note, Series 144A, 4.75%, 6/1/2027	153,750
125,000	Performance Food Group, Inc., Series 144A, 5.50%, 6/1/2024	129,375
250,000	Yum! Brands, Inc., Sr. Unsecd. Note, Series 144A, 5.00%, 6/1/2024	258,438
500,000	Yum! Brands, Inc., Sr. Unsecd. Note, Series 144A, 5.25%, 6/1/2026	527,500
	TOTAL	2,257,188
	Retailers—1.3%
1,250,000	Argos Merger Sub, Inc., Sr. Unsecd. Note, Series 144A, 7.125%, 3/15/2023	746,875
350,000	Hanesbrands, Inc., Sr. Unsecd. Note, Series 144A, 4.875%, 5/15/2026	360,500
725,000	Party City Holdings, Inc., Sr. Unsecd. Note, Series 144A, 6.125%, 8/15/2023	752,187
275,000	PetSmart, Inc., Sr. Unsecd. Note, Series 144A, 8.875%, 6/1/2025	167,063
625,000	Rite Aid Corp., Sr. Unsecd. Note, Series 144A, 6.125%, 4/1/2023	566,406
625,000	Sally Holdings LLC/Sally Capital, Inc., 5.625%, 12/1/2025	625,000
	TOTAL	3,218,031
	Supermarkets—0.5%
550,000	Albertsons Cos. LLC/SAFEW, Sr. Unsecd. Note, 5.75%, 3/15/2025	499,125
625,000	Albertsons Cos. LLC/SAFEW, Sr. Unsecd. Note, 6.625%, 6/15/2024	600,000
	TOTAL	1,099,125
	Technology—9.5%
1,150,000	BMC Software, Inc., Series 144A, 8.125%, 7/15/2021	1,162,937
50,000	CDW LLC/CDW Finance, Sr. Unsecd. Note, 5.00%, 9/1/2025	52,000
800,000	CDW LLC/CDW Finance, Sr. Unsecd. Note, 5.50%, 12/1/2024	874,000
Annual Shareholder Report
13

Principal Amount		Value
	CORPORATE BONDS—continued
	Technology—continued
$725,000	CommScope Technologies Finance LLC, Series 144A, 6.00%, 6/15/2025	$773,937
175,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Secd. Note, Series 144A, 5.875%, 6/15/2021	182,000
800,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Unsecd. Note, Series 144A, 7.125%, 6/15/2024	876,194
1,050,000	Ensemble S Merger Sub, Inc., Sr. Unsecd. Note, Series 144A, 9.00%, 9/30/2023	1,115,625
100,000	First Data Corp., Series 144A, 5.00%, 1/15/2024	103,250
550,000	First Data Corp., Series 144A, 5.375%, 8/15/2023	573,870
1,850,000	First Data Corp., Series 144A, 5.75%, 1/15/2024	1,928,162
475,000	First Data Corp., Sr. Unsecd. Note, Series 144A, 7.00%, 12/1/2023	503,500
250,000	Gartner, Inc., Sr. Unsecd. Note, Series 144A, 5.125%, 4/1/2025	261,875
1,175,000	Inception Merger Sub, Inc., Sr. Unsecd. Note, Series 144A, 8.625%, 11/15/2024	1,257,250
1,300,000	Infor Software Parent, Inc., Series 144A, 7.125%, 5/1/2021	1,335,750
1,300,000	Infor US, Inc., 6.50%, 5/15/2022	1,352,000
825,000	Italics Merger Sub, Inc., Sr. Unsecd. Note, Series 144A, 7.125%, 7/15/2023	847,687
850,000	JDA Escrow LLC/JDA Bond Finance, Inc., Series 144A, 7.375%, 10/15/2024	892,500
450,000	MSCI, Inc., Series 144A, 5.75%, 8/15/2025	485,438
50,000	Micron Technology, Inc., Sr. Unsecd. Note, Series 144A, 5.25%, 1/15/2024	52,188
475,000	NCR Corp., 6.375%, 12/15/2023	498,750
475,000	NCR Corp., Sr. Unsecd. Note, 5.00%, 7/15/2022	485,687
175,000	NCR Corp., Sr. Unsecd. Note, 5.875%, 12/15/2021	180,031
375,000	Nuance Communications, Inc., Series 144A, 5.375%, 8/15/2020	381,094
825,000	Nuance Communications, Inc., Sr. Unsecd. Note, 5.625%, 12/15/2026	863,156
150,000	Qorvo, Inc., Sr. Unsecd. Note, 7.00%, 12/1/2025	168,188
850,000	Riverbed Technology, Inc., Sr. Unsecd. Note, Series 144A, 8.875%, 3/1/2023	805,375
450,000	SS&C Technologies Holdings, Inc., 5.875%, 7/15/2023	477,000
375,000	Sabre GLBL, Inc., Series 144A, 5.375%, 4/15/2023	388,125
225,000	Sensata Technologies B.V., Series 144A, 5.625%, 11/1/2024	248,063
225,000	Sensata Technologies UK Financing Co. PLC, Sr. Unsecd. Note, Series 144A, 6.25%, 2/15/2026	245,813
1,125,000	Solera LLC/Solera Finance, Inc., Series 144A, 10.50%, 3/1/2024	1,271,227
225,000	Symantec Corp., Sr. Unsecd. Note, Series 144A, 5.00%, 4/15/2025	234,563
500,000	TTM Technologies, Sr. Unsecd. Note, Series 144A, 5.625%, 10/1/2025	513,750
1,100,000	Tempo Acquisition LLC, Sr. Unsecd. Note, Series 144A, 6.75%, 6/1/2025	1,122,000
200,000	Vantiv LLC, Sr. Unsecd. Note, Series 144A, 4.375%, 11/15/2025	203,036
350,000	Verisign, Inc., Sr. Unsecd. Note, 4.75%, 7/15/2027	359,625
	TOTAL	23,075,646
	Transportation Services—0.6%
75,000	Avis Budget Group, Inc., Sr. Unsecd. Note, Series 144A, 5.25%, 3/15/2025	74,531
675,000	Avis Budget Group, Inc., Sr. Unsecd. Note, Series 144A, 6.375%, 4/1/2024	705,578
300,000	HDTFS, Inc., 6.25%, 10/15/2022	291,000
350,000	Hertz Corp., Series 144A, 7.625%, 6/1/2022	367,500
100,000	Hertz Corp., Sr. Unsecd. Note, Series 144A, 5.50%, 10/15/2024	90,750
	TOTAL	1,529,359
	Utility - Electric—2.1%
1,450,000	Calpine Corp., 5.75%, 1/15/2025	1,382,937
150,000	Calpine Corp., Series 144A, 5.25%, 6/1/2026	147,564
825,000	Enviva Partners LP/Enviva Partners Finance Corp., Sr. Unsecd. Note, 8.50%, 11/1/2021	881,719
650,000	NRG Energy, Inc., 6.25%, 5/1/2024	684,125
525,000	NRG Energy, Inc., Sr. Unsecd. Note, 6.625%, 1/15/2027	557,812
375,000	NRG Energy, Inc., Sr. Unsecd. Note, 7.25%, 5/15/2026	410,153
50,000	NRG Energy, Inc., Sr. Unsecd. Note, Series 144A, 5.75%, 1/15/2028	50,625
50,000	TerraForm Power Operating LLC, Sr. Unsecd. Note, Series 144A, 4.25%, 1/31/2023	49,688
Annual Shareholder Report
14

Principal Amount		Value
	CORPORATE BONDS—continued
	Utility - Electric—continued
$775,000	TerraForm Power Operating LLC, Sr. Unsecd. Note, Series 144A, 5.00%, 1/31/2028	$768,219
200,000	TerraForm Power Operating LLC, Sr. Unsecd. Note, Series 144A, 6.625%, 6/15/2025	218,750
	TOTAL	5,151,592
	Wireless Communications—4.2%
225,000	Altice Luxembourg SA, Series 144A, 7.75%, 5/15/2022	220,781
975,000	Altice Luxembourg SA, Sr. Unsecd. Note, Series 144A, 7.625%, 2/15/2025	937,219
275,000	Digicel Ltd., Sr. Unsecd. Note, Series 144A, 8.25%, 9/30/2020	271,233
225,000	MetroPCS Wireless, Inc., 6.125%, 1/15/2022	232,650
825,000	MetroPCS Wireless, Inc., Sr. Note, 6.836%, 4/28/2023	866,250
1,875,000	Numericable-SFR SAS, Series 144A, 7.375%, 5/1/2026	1,938,281
525,000	Sprint Capital Corp., Company Guarantee, 6.875%, 11/15/2028	529,594
925,000	Sprint Corp., 7.125%, 6/15/2024	943,500
1,350,000	Sprint Corp., 7.875%, 9/15/2023	1,441,125
475,000	Sprint Corp., Sr. Unsecd. Note, 7.625%, 2/15/2025	498,750
725,000	Sprint Nextel Corp., Sr. Unsecd. Note, 6.00%, 11/15/2022	726,812
375,000	T-Mobile USA, Inc., 6.625%, 4/1/2023	391,875
275,000	T-Mobile USA, Inc., Sr. Unsecd. Note, 6.00%, 3/1/2023	288,612
225,000	T-Mobile USA, Inc., Sr. Unsecd. Note, 6.375%, 3/1/2025	241,313
375,000	T-Mobile USA, Inc., Sr. Unsecd. Note, 6.50%, 1/15/2024	398,437
325,000	T-Mobile USA, Inc., Sr. Unsecd. Note, 6.50%, 1/15/2026	355,469
	TOTAL	10,281,901
	TOTAL CORPORATE BONDS (IDENTIFIED COST $228,349,278)	231,858,514
	REPURCHASE AGREEMENT—2.9%
	Finance - Banking—2.9%
7,045,000	Interest in $950,000,000 joint repurchase agreement 1.42%, dated 12/29/2017 under which Bank of America, N.A. will repurchase securities provided as collateral for $950,149,889 on 1/2/2018. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities maturing on 7/20/2046 and the market value of those underlying securities was $969,152,887. (IDENTIFIED COST $7,045,000)	7,045,000
	TOTAL INVESTMENT IN SECURITIES—98.5% (IDENTIFIED COST $235,394,278)[1]	238,903,514
	OTHER ASSETS AND LIABILITIES - NET—1.5%[2]	3,574,932
	TOTAL NET ASSETS—100%	$242,478,446
1	The cost of investments for federal tax purposes amounts to $235,607,473.
2	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2017.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of December 31, 2017, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.
The following acronym is used throughout this portfolio:
MTN	—Medium Term Note
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$6.84	$6.36	$6.91	$7.15	$7.17
Income From Investment Operations:
Net investment income[1]	0.36	0.37	0.37	0.39	0.44
Net realized and unrealized gain (loss) on investments	0.09	0.53	(0.53)	(0.20)	0.04
TOTAL FROM INVESTMENT OPERATIONS	0.45	0.90	(0.16)	0.19	0.48
Less Distributions:
Distributions from net investment income	(0.47)	(0.42)	(0.39)	(0.43)	(0.50)
Net Asset Value, End of Period	$6.82	$6.84	$6.36	$6.91	$7.15
Total Return[2]	6.94%	14.82%	(2.57)%	2.69%	6.99%
Ratios to Average Net Assets:
Net expenses	0.78%	0.72%	0.77%	0.77%	0.79%
Net investment income	5.26%	5.74%	5.55%	5.60%	6.21%
Expense waiver/reimbursement[3]	0.00%[4]	0.06%	—%	—%	—%
Supplemental Data:
Net assets, end of period (000 omitted)	$192,194	$190,070	$267,448	$287,649	$246,994
Portfolio turnover	32%	26%	33%	33%	32%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
4	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$6.81	$6.33	$6.87	$7.11	$7.13
Income From Investment Operations:
Net investment income[1]	0.34	0.35	0.35	0.38	0.42
Net realized and unrealized gain (loss) on investments	0.09	0.53	(0.52)	(0.21)	0.04
TOTAL FROM INVESTMENT OPERATIONS	0.43	0.88	(0.17)	0.17	0.46
Less Distributions:
Distributions from net investment income	(0.46)	(0.40)	(0.37)	(0.41)	(0.48)
Net Asset Value, End of Period	$6.78	$6.81	$6.33	$6.87	$7.11
Total Return[2]	6.56%	14.53%	(2.72)%	2.42%	6.73%
Ratios to Average Net Assets:
Net expenses	1.03%	0.96%	1.01%	1.02%	1.04%
Net investment income	5.01%	5.48%	5.29%	5.35%	5.97%
Expense waiver/reimbursement[3]	0.00%[4]	0.08%	—%	—%	—%
Supplemental Data:
Net assets, end of period (000 omitted)	$50,284	$49,183	$44,179	$57,999	$64,085
Portfolio turnover	32%	26%	33%	33%	32%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
4	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Assets and Liabilities
December 31, 2017
Assets:
Investment in securities, at value (identified cost $235,394,278)		$238,903,514
Cash		635
Income receivable		3,749,874
Receivable for shares sold		1,952
TOTAL ASSETS		242,655,975
Liabilities:
Payable for shares redeemed	$56,566
Payable to adviser (Note 5)	11,955
Payable for administrative fees (Note 5)	1,598
Payable for custodian fees	6,232
Payable for transfer agent fee	4,294
Payable for portfolio accounting fees	69,919
Payable for distribution services fee (Note 5)	10,779
Payable for printing and postage	10,779
Accrued expenses (Note 5)	5,407
TOTAL LIABILITIES		177,529
Net assets for 35,606,172 shares outstanding		$242,478,446
Net Assets Consist of:
Paid-in capital		$247,335,092
Net unrealized appreciation of investments		3,509,236
Accumulated net realized loss on investments		(21,272,970)
Undistributed net investment income		12,907,088
TOTAL NET ASSETS		$242,478,446
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
Net asset value per share ($192,194,098 ÷ 28,192,824 shares outstanding), no par value, unlimited shares authorized		$6.82
Service Shares:
Net asset value per share ($50,284,348 ÷ 7,413,348 shares outstanding), no par value, unlimited shares authorized		$6.78
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Operations
Year Ended December 31, 2017
Investment Income:
Interest		$14,766,039
Expenses:
Investment adviser fee (Note 5)	$1,467,962
Administrative fee (Note 5)	193,681
Custodian fees	15,474
Transfer agent fee	22,835
Directors'/Trustees' fees (Note 5)	3,251
Auditing fees	31,740
Legal fees	8,583
Portfolio accounting fees	82,642
Distribution services fee (Note 5)	130,729
Printing and postage	57,301
Miscellaneous (Note 5)	25,152
TOTAL EXPENSES	2,039,350
Reimbursement of other operating expenses (Note 2)	(8,594)
Net expenses		2,030,756
Net investment income		12,735,283
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments		489,655
Net change in unrealized appreciation of investments		2,785,595
Net realized and unrealized gain on investments		3,275,250
Change in net assets resulting from operations		$16,010,533
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Changes in Net Assets
Year Ended December 31	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$12,735,283	$15,607,561
Net realized gain (loss) on investments	489,655	(8,204,574)
Net change in unrealized appreciation/depreciation of investments	2,785,595	31,500,381
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	16,010,533	38,903,368
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(12,712,214)	(17,147,041)
Service Shares	(3,340,067)	(2,684,113)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(16,052,281)	(19,831,154)
Share Transactions:
Proceeds from sale of shares	50,852,267	49,995,887
Net asset value of shares issued to shareholders in payment of distributions declared	16,052,274	19,831,154
Cost of shares redeemed	(63,637,069)	(161,273,539)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	3,267,472	(91,446,498)
Change in net assets	3,225,724	(72,374,284)
Net Assets:
Beginning of period	239,252,722	311,627,006
End of period (including undistributed net investment income of $12,907,088 and $16,043,567, respectively)	$242,478,446	$239,252,722
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Notes to Financial Statements
December 31, 2017
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated High Income Bond Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to seek high current income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
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21

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Service Shares may bear distribution services fees unique to that class. The detail of the total fund expense reimbursement of $8,594 is disclosed in this Note 2.
For the year ended December 31, 2017, the portfolio accountant reimbursed $8,594 of their fees.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Annual Shareholder Report
22

Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended December 31	2017		2016
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	6,176,728	$41,996,711	5,623,772	$36,762,619
Shares issued to shareholders in payment of distributions declared	1,958,739	12,712,214	2,770,120	17,147,041
Shares redeemed	(7,715,309)	(52,592,213)	(22,695,504)	(146,842,193)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	420,158	$2,116,712	(14,301,612)	$(92,932,533)

Year Ended December 31	2017		2016
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	1,313,486	$8,855,556	2,046,961	$13,233,268
Shares issued to shareholders in payment of distributions declared	516,238	3,340,060	435,026	2,684,113
Shares redeemed	(1,636,129)	(11,044,856)	(2,247,018)	(14,431,346)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	193,595	$1,150,760	234,969	$1,486,035
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	613,753	$3,267,472	(14,066,643)	$(91,446,498)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for expiration of capital loss carryforwards, regulatory settlement proceeds and discount accretion/premium amortization on debt securities.
For the year ended December 31, 2017, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(9,764,712)	$180,519	$9,584,193
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2017 and 2016, was as follows:
	2017	2016
Ordinary income	$16,052,281	$19,831,154
As of December 31, 2017, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$12,952,328
Net unrealized appreciation	$3,296,041
Capital loss carryforwards	$(21,105,015)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.
Annual Shareholder Report
23

At December 31, 2017, the cost of investments for federal tax purposes was $235,607,473. The net unrealized appreciation of investments for federal tax purposes was $3,296,041. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $7,692,459 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,396,418.
At December 31, 2017, the Fund had a capital loss carryforward of $21,105,015 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No Expiration	$—	$12,171,611	$12,171,611
2018	$8,933,404	NA	$8,933,404
The Fund used capital loss carryforwards of $79,472 to offset capital gains realized during the year ended December 31, 2017.
Capital loss carryforwards of $9,764,569 expired during the year ended December 31, 2017.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
For the year ended December 31, 2017, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.25% of average daily net assets, annually, to compensate FSC. For the year ended December 31, 2017, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Service Shares	$130,729
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2017, FSC retained $250 of fees paid by the Fund.
Interfund Transactions
During the year ended December 31, 2017, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $479,891 and $223,109, respectively.
Annual Shareholder Report
24

Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Affiliated Shares of Beneficial Interest
As of December 31, 2017, 38% of the shares of beneficial interest outstanding are owned by other affiliated investment companies.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2017, were as follows:
Purchases	$74,837,843
Sales	$77,253,882
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2017, the Fund had no outstanding loans. During the year ended December 31, 2017, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2017, there were no outstanding loans. During the year ended December 31, 2017, the program was not utilized.
Annual Shareholder Report
25

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF The FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED HIGH INCOME BOND FUND II:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated High Income Bond Fund II (the “Fund”), a portfolio of Federated Insurance Series, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor for one or more of Federated Investors'- investment companies since 2006.
Boston, Massachusetts
February 14, 2018
Annual Shareholder Report
26

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$1,017.90	$3.87
Service Shares	$1,000	$1,016.50	$5.13
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,021.40	$3.87
Service Shares	$1,000	$1,020.10	$5.14
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	0.76%
Service Shares	1.01%
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In Memoriam
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue and John W. (“John”) McGonigle. They will be greatly missed.
Jack Donahue
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
Jack Donahue, along with Richard B. Fisher, founded Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend.
John McGonigle
(Former Secretary of the Federated Funds, Former Director, Secretary and Chief Legal Officer of Federated Investors, Inc.)
John McGonigle served the Federated Funds and their respective Boards with distinction for more than 50 years as Fund Secretary and also served as Director for several closed-end funds. Mr. McGonigle was a gifted lawyer and wise counselor with a genial presence, keen intellect and convivial demeanor. A man of deep faith, he was a devoted husband, father and grandfather. A graduate of Duquesne University School of Law, Mr. McGonigle served as an officer in the U.S. Army for two years, achieving the rank of Captain. He also served on the staff of the Securities and Exchange Commission before joining Federated in 1966. Among many professional accomplishments, Mr. McGonigle helped fashion the regulatory foundation for money market funds, established Federated's first offshore funds in Ireland, and represented Federated on the Board of Governors of the Investment Company Institute where he was a member of the Executive Committee. Federated expresses deep gratitude for Mr. McGonigle and his impact on his family, friends, the community, and the mutual fund industry.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
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Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.), where she currently serves as a member of the Compensation, Nominating and Corporate Governance Committee (Chair) and the Health, Safety and Environmental Committee. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: September 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.)
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
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Evaluation and Approval of Advisory Contract–May 2017
Federated High Income Bond Fund II (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term at its May 2017 meetings. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. Consistent with the judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of Federated Investment Management Company (the “Adviser”) and its advisory affiliates for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings at which the Board's formal approval of the investment advisory contract occurred. At the May meetings in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales
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charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, and other expenses of the Fund and noted the position of the Fund's contractual advisory fee rate and other expenses relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of, and the compliance-related resources provided to, the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the one-year, three-year and five-year periods covered by the Senior Officer's Evaluation, the Fund's performance was above the median of the relevant peer group.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
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The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels. It should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report
35

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated High Income Bond Fund II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916306
CUSIP 313916843
G00844-01 (2/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.
Annual Shareholder Report
December 31, 2017
Share Class	Primary	Service

Federated Kaufmann Fund II

A Portfolio of Federated Insurance Series
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2017 through December 31, 2017. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Kaufmann Fund II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2017, was 28.33% for the Primary Shares and 27.97% for the Service Shares. The Fund's benchmark, the Russell Midcap® Growth Index (the RMCGI),1 a broad-based securities market index, had a total return of 25.27% for the period. The total return of the Morningstar Insurance Mid-Cap Growth Funds Average (MIMCGFA)2 peer group average for the Fund, was 25.81%. The Fund's and MIMCGFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the RMCGI.
During the reporting period, the Fund's investment strategy focused on stock selection, sector exposure and country allocation. These were the most significant factors affecting the Fund's performance relative to the RMCGI.
The following discussion will focus on the Fund's Primary Shares.
MARKET OVERVIEW
As the U.S. economy enters 2018, the positive momentum in output has accelerated from its tepid pace in the previous few years as global growth has picked up, U.S. business confidence reached new highs and the U.S. passage of historic corporate tax reform all may help sustain the recent GDP acceleration in 2017. Earnings growth drove 2017's equity market rally helped by stable global growth and a weaker dollar as well as accommodative central bank policies around the world. Global markets have looked past most of the political discourse as the focus returned to company earnings and investment growth in the coming years.
Large-cap companies significantly outperformed both mid- and small-cap companies during the reporting period. The U.S. equity markets were led by the S&P 500 Index3 which was up 21.83%. Large-cap stocks, as measured by the Russell 1000® Index,4 returned 21.69%. The Russell Midcap® Index,5 representing mid-cap, returned 18.52%, and the Russell 2000® Index,6 representing small-cap stocks, returned 14.65%. Mid-cap growth stocks, as measured by the RMCGI (25.27%), also outperformed mid-cap value stocks, as measured by the Russell Midcap® Value Index7 (13.34%), throughout the reporting period.
The best-performing RMCGI sectors were: Utilities (64.17%), Information Technology (37.49%) and Financials (33.03%). The weakest-performing sectors during the quarter were: Energy (-5.63%), Consumer Staples (7.49%) and Consumer Discretionary (15.29%).
STOCK SELECTION
The five stocks that contributed the most to the Fund's performance versus the RMCGI were: Corcept Therapeutics, arGEN-X, ServiceNow, Veeva Systems and Mobileye.
The five stocks that most negatively affected Fund performance were: NVIDIA, Minerva Neurosciences, Progenics Pharmaceuticals, Illumina and U.S. Silica Holdings.
SECTOR EXPOSURE
At the end of the reporting period, approximately 72% of the portfolio was invested in four large sectors: Health Care, Information Technology, Industrials and Consumer Discretionary. These sectors have historically provided good opportunities for bottom-up growth investors. In 2017, stock selection in Health Care and Information Technology had a positive impact on performance. The Fund maintained higher-than-benchmark exposure to cash which hurt Fund performance. The cash position of the Fund was approximately 14.02% on average throughout the reporting period.
COUNTRY ALLOCATION
The reporting period ended with approximately 17% of the Fund invested in non-U.S. holdings. During the reporting period, stock selection in foreign companies8 was a positive contributor to Fund performance. However, the allocation outside the U.S. hurt Fund performance relative to the RMCGI.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the RMCGI.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MIMCGFA.
3	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.*
4	The Russell 1000® Index measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 1000 of the smallest securities based on a combination of their market cap and current index membership.*
5	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.*
6	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.*
7	The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.*
8	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards.
*	The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
1

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Kaufmann Fund II from December 31, 2007 to December 31, 2017, compared to the Russell Midcap® Growth Index (RMCGI)2 and the Morningstar Insurance Mid-Cap Growth Funds Average (MIMCGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2017
The Fund offers multiple share classes whose performance may be greater or less than its other share class(es) due to differences in sales charges and expenses.
Average Annual Total Returns for the Period Ended 12/31/2017
	1 Year	5 Years	10 Years
Primary Shares	28.33%	16.82%	7.00%
Service Shares	27.97%	16.51%	6.74%
RMCGI	25.27%	15.30%	9.10%
MIMCGFA	25.81%	13.89%	7.46%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCGI and MIMCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The RMCGI measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The RMCGI is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The RMCGI is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. The RMCGI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
Annual Shareholder Report
2

Portfolio of Investments Summary Table (unaudited)
At December 31, 2017, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Health Care	30.2%
Information Technology	24.0%
Industrials	9.3%
Consumer Discretionary	8.9%
Financials	6.4%
Materials	4.9%
Real Estate	1.8%
Consumer Staples	0.8%
Energy	0.7%
Derivative Contracts[2,3]	0.0%
Securities Lending Collateral[4]	1.7%
Cash Equivalents[5]	12.9%
Other Assets and Liabilities—Net[6]	(1.6)%
TOTAL	100.0%
1	Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Represents less than 0.1%.
3	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
4	Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
3

Portfolio of Investments
December 31, 2017
Principal Amount or Shares			Value
		COMMON STOCKS—87.0%
		Consumer Discretionary—8.9%
1,395	[1]	Amazon.com, Inc.	$1,631,411
5,530		Ctrip.com International Ltd., ADR	243,873
34,900	[1]	Floor & Decor Holdings, Inc.	1,698,932
10,445		Hilton Worldwide Holdings, Inc.	834,138
10,900	[1]	JD.com, Inc., ADR	451,478
18,880		Las Vegas Sands Corp.	1,311,971
3,600	[1]	Mohawk Industries, Inc.	993,240
11,000		Moncler S.p.A	343,668
1,024,477		NagaCorp Limited	791,170
253	[1]	Priceline.com, Inc.	439,648
100,000		Samsonite International SA	459,348
12,700		Six Flags Entertainment Corp.	845,439
15,895		Starbucks Corp.	912,850
3,255		Vail Resorts, Inc.	691,590
15,100	[2]	Wingstop, Inc.	588,598
16,000	[1,2]	Yoox Net-A-Porter Group	558,457
		TOTAL	12,795,811
		Consumer Staples—0.8%
8,800	[1]	Blue Buffalo Pet Products, Inc.	288,552
3,500		Constellation Brands, Inc., Class A	799,995
		TOTAL	1,088,547
		Energy—0.7%
33,050		US Silica Holdings, Inc.	1,076,108
		Financials—6.4%
5,570		Affiliated Managers Group	1,143,243
6,470		BlackRock, Inc.	3,323,704
16,500		CIT Group Holdings, Inc.	812,295
28,900		Chimera Investment Corp.	534,072
152,600		FinecoBank Banca Fineco SPA	1,559,749
21,900	[3]	Hamilton Lane, Inc.	775,041
68,300		Mediobanca Spa	773,536
20,200	[1,2]	Qudian, Inc., ADR	253,308
		TOTAL	9,174,948
		Health Care—30.2%
7,500		Agilent Technologies, Inc.	502,275
4,800	[1]	Align Technology, Inc.	1,066,512
5,900	[1]	Alnylam Pharmaceuticals, Inc.	749,595
21,100	[1]	Amphastar Pharmaceuticals, Inc.	405,964
6,685	[1]	AnaptysBio, Inc.	673,313
45,023	[1,3]	arGEN-x N.V.	2,833,434
17,450	[1]	Argenx SE, ADR	1,101,793
142,420	[1,4]	BioNano Genomics, Inc.	0
23,800	[1]	Boston Scientific Corp.	590,002
3,721	[1]	CRISPR Therapeutics AG	87,369
13,800	[1]	Clementia Pharmaceuticals, Inc.	261,924
130,000	[1,3]	ContraFect Corp.	131,300
Annual Shareholder Report
4

Principal Amount or Shares			Value
		COMMON STOCKS—continued
		Health Care—continued
3,000		Cooper Cos., Inc.	$653,640
296,737	[1,3]	Corcept Therapeutics, Inc.	5,359,070
22,100		Danaher Corp.	2,051,322
220,470	[1,3,4]	Dyax Corp.	531,333
47,400	[1]	Dynavax Technologies Corp.	886,380
6,500	[1]	Edwards Lifesciences Corp.	732,615
6,400	[1]	GW Pharmaceuticals PLC, ADR	844,864
12,700	[1]	Galapagos NV	1,203,108
21,500	[1]	Galapagos NV, ADR	2,015,840
10,300	[1]	Genmab A/S	1,707,987
9,278	[1]	Glaukos Corp.	237,981
120,194	[1]	Horizon Discovery Group PLC	388,570
3,600	[1]	IDEXX Laboratories, Inc.	562,968
4,500	[1]	Insulet Corp.	310,500
8,550	[1]	Intellia Therapeutics, Inc.	164,331
23,200	[1]	Intersect ENT, Inc.	751,680
155,287	[1,3]	Minerva Neurosciences, Inc.	939,486
3,775	[1]	Myokardia, Inc.	158,927
25,400	[1]	Nektar Therapeutics	1,516,888
5,900	[1]	Nevro Corp.	407,336
7,960	[1]	PRA Health Sciences, Inc.	724,917
10,200	[1]	Penumbra, Inc.	959,820
22,220	[1,2]	Poxel SA	174,509
247,662	[1,3]	Progenics Pharmaceuticals, Inc.	1,473,589
3,321	[1,2]	Protalix Biotherapeutics, Inc.	2,196
17,700	[1]	Repligen Corp.	642,156
83,400	[1,2,3]	SCYNEXIS, Inc.	193,488
28,340	[1,2]	Seres Therapeutics, Inc.	287,367
39,800	[1,2]	Spark Therapeutics, Inc.	2,046,516
28,534	[1,3,5]	SteadyMed Ltd.	105,576
2,945	[1,3,5]	SteadyMed Ltd.	9,218
59,406	[1,3]	SteadyMed Ltd.	221,481
4,400		Stryker Corp.	681,296
4,584	[1]	Tesaro, Inc.	379,876
22,800	[1]	Ultragenyx Pharmaceutical, Inc.	1,057,464
63,500	[1]	Veeva Systems, Inc.	3,510,280
30,933	[1]	Zogenix, Inc.	1,238,867
		TOTAL	43,536,923
		Industrials—9.3%
42,600		Air Lease Corp.	2,048,634
9,500		Alaska Air Group, Inc.	698,345
25,200	[1]	Azul S.A., ADR	600,516
5,800		Fortive Corp.	419,630
10,300		Heico Corp.	971,805
13,124		KAR Auction Services, Inc.	662,893
10,500		Osram Licht AG	940,101
25,000		REV Group, Inc.	813,250
3,800		Raytheon Co.	713,830
8,400		Roper Technologies, Inc.	2,175,600
Annual Shareholder Report
5

Principal Amount or Shares			Value
		COMMON STOCKS—continued
		Industrials—continued
8,800	[1]	Verisk Analytics, Inc.	$844,800
5,733	[1]	WageWorks, Inc.	355,446
22,910	[1]	XPO Logistics, Inc.	2,098,327
		TOTAL	13,343,177
		Technology—24.0%
3,000	[1]	Adobe Systems, Inc.	525,720
95,000	[1]	Advanced Micro Devices, Inc.	976,600
8,745	[1]	Alibaba Group Holding Ltd., ADR	1,507,900
15,700		Amadeus IT Group S.A.	1,130,034
6,100		Broadcom Ltd.	1,567,090
11,150		Cognex Corp.	681,934
6,145	[1]	CoStar Group, Inc.	1,824,758
30,000	[1]	Coupa Software, Inc.	936,600
195,235		Evry AS	773,222
82,600	[1]	GDS Holdings Ltd., ADR	1,860,978
27,200	[1]	GoDaddy, Inc.	1,367,616
18,770	[1]	GrubHub, Inc.	1,347,686
37,100		Marvell Technology Group Ltd.	796,537
33,100	[1]	Microsemi Corp.	1,709,615
10,970	[1]	MindBody, Inc.	334,036
16,545	[1]	Q2 Holdings, Inc.	609,683
35,550	[1]	RADWARE Ltd.	689,670
13,880	[1]	RealPage, Inc.	614,884
4,500	[1]	Red Hat, Inc.	540,450
16,914		STMicroelectronics N.V., ADR	369,402
11,400	[1]	Salesforce.com, Inc.	1,165,422
25,410	[1]	ServiceNow, Inc.	3,313,210
9,000	[1]	Shopify, Inc.	909,000
34,920	[1]	Splunk, Inc.	2,892,773
10,500	[1]	Tyler Technologies, Inc.	1,859,025
16,825	[1]	Vantiv, Inc.	1,237,479
23,715	[1]	Workday, Inc.	2,412,764
14,995	[1,2]	Zillow Group, Inc.	613,595
		TOTAL	34,567,683
		Materials—4.9%
7,840		Albemarle Corp.	1,002,657
3,900		Eagle Materials, Inc.	441,870
10,200	[1]	Ingevity Corp.	718,794
5,000		Martin Marietta Materials	1,105,200
6,370		Sherwin-Williams Co.	2,611,955
11,700		Westlake Chemical Corp.	1,246,401
		TOTAL	7,126,877
		Real Estate—1.8%
7,300	[1]	CBRE Group, Inc.	316,163
9,470		Crown Castle International Corp.	1,051,265
10,935		MGM Growth Properties LLC	318,755
13,900		Ryman Hospitality Properties	959,378
		TOTAL	2,645,561
		TOTAL COMMON STOCKS (IDENTIFIED COST $74,164,336)	125,355,635
Annual Shareholder Report
6

Principal Amount or Shares			Value
		WARRANTS—0.0%
		Health Care—0.0%
42,500	[1,3]	ContraFect Corp., Warrants	$14,684
87,500	[1,3]	ContraFect Corp., Warrants	24,649
21,060	[1,3]	SCYNEXIS, Inc., Warrants	23,922
		TOTAL WARRANTS (IDENTIFIED COST $1,300)	63,255
		REPURCHASE AGREEMENT—14.6%
$18,584,000		Interest in $950,000,000 joint repurchase agreement 1.42%, dated 12/29/2017 under which Bank of America, N.A. will repurchase securities provided as collateral for $950,149,889 on 1/2/2018. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities maturing on 7/20/2046 and the market value of those underlying securities was $969,152,887.	18,584,000
2,377,411		Interest in $950,000,000 joint repurchase agreement 1.42%, dated 12/29/2017 under which Bank of America, N.A. will repurchase securities provided as collateral for $950,149,889 on 1/2/2018. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities maturing on 7/20/2046 and the market value of those underlying securities was $969,152,887. (purchased with proceeds from securities lending collateral).	2,377,411
		TOTAL REPURCHASE AGREEMENTS (AT COST)	20,961,411
		TOTAL INVESTMENT IN SECURITIES—101.6% (IDENTIFIED COST $95,127,047)[6]	146,380,301
		OTHER ASSETS AND LIABILITIES-NET—(1.6)%[7]	(2,358,248)
		TOTAL NET ASSETS—100%	$144,022,053
At December 31, 2017, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Depreciation
1S&P 500 E-Mini Index Short Futures	16	$2,140,800	March 2018	$(14,872)
1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
Annual Shareholder Report
7

3	Affiliated companies.
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the year ended December 31, 2017, were as follows:
	Balance of Shares Held 12/31/2016	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/2017	Value	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/(Loss)	Dividend Income
arGEN-x	34,394	10,629	(—)	45,023	$2,833,434	$2,081,400	$—	$—
ContraFect Corp.	42,500	87,500	(—)	130,000	$131,300	$(51,575)	$—	$—
ContraFect Corp., Warrants	42,500	—	(—)	42,500	$14,684	$(24,306)	$—	$—
ContraFect Corp., Warrants	—	87,500	(—)	87,500	$24,649	$23,774	$—	$—
Corcept Therapeutics, Inc.	303,000	54,082	(60,345)	296,737	$5,359,070	$2,817,885	$412,089	$—
Dyax Corp.	220,470	—	(—)	220,470	$531,333	$286,611	$—	$—
*Dynavax Technologies Corp.	56,654	—	(9,254)	47,400	$886,380	$913,005	$(143,514)	$—
Hamilton Lane, Inc.	—	21,900	(—)	21,900	$775,041	$372,223	$—	$11,167
Minerva Neurosciences, Inc.	122,882	32,405	(—)	155,287	$939,486	$(753,227)	$—	$—
Progenics Pharmaceuticals, Inc.	275,600	10,567	(38,505)	247,662	$1,473,589	$(657,787)	$(35,471)	$—
*Protalix Biotherapeutics, Inc.	38,203	—	(34,882)	3,321	$2,196	$11,218	$(4,046)	$—
SCYNEXIS, Inc.	66,360	17,040	(—)	83,400	$193,488	$(48,084)	$—	$—
SCYNEXIS, Inc. Warrants	21,060	—	(—)	21,060	$23,922	$(14,805)	$—	$—
SteadyMed Ltd.	28,534	—	(—)	28,534	$105,576	$29,961	$—	$—
SteadyMed Ltd.	2,945	—	(—)	2,945	$9,218	$6,967	$—	$—
SteadyMed Ltd.	27,200	32,206	(—)	59,406	$221,481	$29,164	$—	$—
*Zogenix, Inc.	31,400	7,133	(7,600)	30,933	$1,238,867	$711,474	$(59,189)	$—
Affiliated issuers no longer in the portfolio at period end	316,184	—	(316,184)	—	$—	$49,535	$(836,521)	$—
TOTAL OF AFFILIATED TRANSACTIONS	1,629,886	360,962	(466,770)	1,524,078	$14,763,714	$5,783,433	$(666,652)	$11,167
*	At December 31, 2017, the Fund no longer has ownership of at least 5% of the voting shares.
4	Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees (the “Trustees”).
5	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2017, these restricted securities amounted to $114,794, which represented 0.1% of total net assets.
6	The cost of investments for federal tax purposes amounts to $95,470,944.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2017.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
8

The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$97,289,592	$—	$531,333	$97,820,925
International	13,897,817	13,636,893	—	27,534,710
Debt Securities:
Warrants	—	63,255	—	63,255
Repurchase Agreements	—	20,961,411	—	20,961,411
TOTAL SECURITIES	$111,187,409	$34,661,559	$531,333	$146,380,301
Other Financial Instruments[1]
Liabilities	$(14,872)	$—	$—	$(14,872)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(14,872)	$—	$—	$(14,872)
1	Other financial instruments include futures contracts.
The following acronym is used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
9

Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.70	$17.42	$18.92	$19.22	$15.06
Income From Investment Operations:
Net investment income (loss)	(0.14)[1]	(0.11)[1]	(0.15)[1]	(0.15)[1]	(0.12)[1]
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	4.54	0.56	1.44	1.91	5.76
TOTAL FROM INVESTMENT OPERATIONS	4.40	0.45	1.29	1.76	5.64
Less Distributions:
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	(1.94)	(1.17)	(2.79)	(2.06)	(1.48)
Net Asset Value, End of Period	$19.16	$16.70	$17.42	$18.92	$19.22
Total Return[2]	28.33%	3.66%	6.37%	9.71%	40.12%
Ratios to Average Net Assets:
Net expenses	1.54%	1.54%[3]	1.53%[3]	1.53%[3]	1.53%[3]
Net investment income (loss)	(0.77)%	(0.67)%	(0.84)%	(0.83)%	(0.75)%
Expense waiver/reimbursement[4]	—%	0.03%	0.00%[5]	0.09%	0.25%
Supplemental Data:
Net assets, end of period (000 omitted)	$47,985	$42,122	$46,450	$49,425	$53,392
Portfolio turnover	44%	59%	60%	51%	71%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.54%, 1.53%, 1.53% and 1.53% for the years ended December 31, 2016, 2015, 2014 and 2013, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
10

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.04	$16.82	$18.39	$18.78	$14.79
Income From Investment Operations:
Net investment income (loss)	(0.17)[1]	(0.14)[1]	(0.19)[1]	(0.19)[1]	(0.16)[1]
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	4.33	0.53	1.41	1.86	5.63
TOTAL FROM INVESTMENT OPERATIONS	4.16	0.39	1.22	1.67	5.47
Less Distributions:
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	(1.94)	(1.17)	(2.79)	(2.06)	(1.48)
Net Asset Value, End of Period	$18.26	$16.04	$16.82	$18.39	$18.78
Total Return[2]	27.97%	3.42%	6.15%	9.43%	39.67%
Ratios to Average Net Assets:
Net expenses	1.79%	1.79%[3]	1.78%[3]	1.78%[3]	1.78%[3]
Net investment income (loss)	(1.02)%	(0.92)%	(1.07)%	(1.08)%	(1.00)%
Expense waiver/reimbursement[4]	—%	0.03%	0.00%[5]	0.09%	0.25%
Supplemental Data:
Net assets, end of period (000 omitted)	$96,037	$78,870	$91,458	$69,369	$70,159
Portfolio turnover	44%	59%	60%	51%	71%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.79%, 1.78%, 1.78% and 1.78% for the years ended December 31, 2016, 2015, 2014 and 2013, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
11

Statement of Assets and Liabilities
December 31, 2017
Assets:
Investment in repurchase agreements	$20,961,411
Investment in securities	125,418,890
Investment in securities, at value including $2,267,520 of securities loaned (Note 2) and including $12,636,271 of investment in affiliated companies (identified cost $95,127,047)		$146,380,301
Cash		595
Restricted cash (Note 2)		72,000
Income receivable		63,000
Receivable for investments sold		4,199
Receivable for shares sold		300,227
TOTAL ASSETS		146,820,322
Liabilities:
Payable for investments purchased	99,980
Payable for shares redeemed	175,342
Payable for daily variation margin on futures contracts	28,953
Payable for collateral due to broker for securities lending	2,377,411
Payable to adviser (Note 5)	15,454
Payable for administrative fees (Note 5)	953
Payable for distribution services fee (Note 5)	20,083
Accrued expenses (Note 5)	80,093
TOTAL LIABILITIES		2,798,269
Net assets for 7,764,138 shares outstanding		$144,022,053
Net Assets Consist of:
Paid-in capital		$81,756,415
Net unrealized appreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		51,238,375
Accumulated net realized gain on investments, futures contracts and foreign currency transactions		11,228,009
Accumulated net investment income (loss)		(200,746)
TOTAL NET ASSETS		$144,022,053
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
Net asset value per share ($47,984,567 ÷ 2,504,671 shares outstanding), no par value, unlimited shares authorized		$19.16
Service Shares:
Net asset value per share ($96,037,486 ÷ 5,259,467 shares outstanding), no par value, unlimited shares authorized		$18.26
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Statement of Operations
Year Ended December 31, 2017
Investment Income:
Dividends (including $11,167 received from affiliated companies, see footnotes to Portfolio of Investments and net of foreign taxes withheld of $15,376)		$802,671
Interest		168,288
Net income on securities loaned		52,110
TOTAL INCOME		1,023,069
Expenses:
Investment adviser fee (Note 5)	$1,730,320
Administrative fee (Note 5)	105,404
Custodian fees	27,199
Transfer agent fee	14,050
Directors'/Trustees' fees (Note 5)	2,244
Auditing fees	33,400
Legal fees	5,630
Portfolio accounting fees	65,958
Distribution services fee (Note 5)	219,414
Printing and postage	37,325
Miscellaneous (Note 5)	29,108
TOTAL EXPENSES	2,270,052
Net investment income (loss)		(1,246,983)
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments (including net realized loss of $666,652 on sales of investments in affiliated companies)		12,563,097
Net realized gain on foreign currency transactions		824
Net realized loss on futures contracts		(149,899)
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $5,783,433 on investments in affiliated companies)		21,581,778
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency		(274)
Net change in unrealized appreciation of futures contracts		(21,823)
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions		33,973,703
Change in net assets resulting from operations		$32,726,720
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Statement of Changes in Net Assets
Year Ended December 31	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,246,983)	$(1,035,272)
Net realized gain on investments, futures contracts and foreign currency transactions	12,414,022	14,317,142
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	21,559,681	(9,799,042)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	32,726,720	3,482,828
Distributions to Shareholders:
Distributions from net realized gain on investments, futures contracts and foreign currency transactions
Primary Shares	(4,734,296)	(3,022,416)
Service Shares	(9,289,863)	(6,304,411)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(14,024,159)	(9,326,827)
Share Transactions:
Proceeds from sale of shares	18,372,467	16,376,937
Net asset value of shares issued to shareholders in payment of distributions declared	14,024,145	9,326,827
Cost of shares redeemed	(28,069,059)	(36,775,523)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	4,327,553	(11,071,759)
Change in net assets	23,030,114	(16,915,758)
Net Assets:
Beginning of period	120,991,939	137,907,697
End of period (including accumulated net investment income (loss) of $(200,746) and $(192,101), respectively)	$144,022,053	$120,991,939
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Notes to Financial Statements
December 31, 2017
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Kaufmann Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report
15

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Amortization/accretion of premium and discount is included in investment income. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Primary Shares and Service Shares may bear distribution services fees unique to those classes.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Annual Shareholder Report
16

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage currency risk and market risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of short futures contracts held by the Fund throughout the period was $1,043,475. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts for the delayed-delivery of securities or foreign currency exchange transactions. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At December 31, 2017, the Fund had no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
Securities lending transactions are subject to MNA which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amount but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of December 31, 2017, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Market Value of Collateral
$2,267,520	$2,377,411
Annual Shareholder Report
17

Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, if applicable, held at December 31, 2017, is as follows:
Security	Acquisition Date	Cost	Market Value
SteadyMed Ltd.	7/29/2016	$89,311	$105,576
SteadyMed Ltd.	1/26/2015	$17,008	$9,218
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Liability
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Equity contracts	Payable for daily variation margin on futures contracts	$14,872*
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$(149,899)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$(21,823)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended December 31	2017		2016
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	195,640	$3,425,347	172,747	$2,727,161
Shares issued to shareholders in payment of distributions declared	289,029	4,734,294	209,164	3,022,416
Shares redeemed	(502,213)	(8,803,914)	(526,403)	(8,309,116)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(17,544)	$(644,273)	(144,492)	$(2,559,539)
Annual Shareholder Report
18

Year Ended December 31	2017		2016
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	890,081	$14,947,120	894,648	$13,649,776
Shares issued to shareholders in payment of distributions declared	593,980	9,289,851	453,229	6,304,411
Shares redeemed	(1,142,552)	(19,265,145)	(1,868,028)	(28,466,407)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	341,509	$4,971,826	(520,151)	$(8,512,220)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	323,965	$4,327,553	(664,643)	$(11,071,759)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency reclassifications, net operating loss utilized to offset short-term capital gains, net operating losses, passive foreign investment company gains and losses and discount accretion/premium amortization on debt securities.
For the year ended December 31, 2017, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(302,141)	$1,238,338	$(936,197)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2017 and 2016, was as follows:
	2017	2016
Long-term capital gains	$14,024,159	$9,326,827
As of December 31, 2017, the components of distributable earnings on a tax-basis were as follows:
Net unrealized appreciation	$50,909,350
Undistributed long-term capital gains	$11,356,288
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of losses on wash sales, mark to market of futures contracts and passive foreign investment company adjustments.
At December 31, 2017, the cost of investments for federal tax purposes was $95,470,944. The net unrealized appreciation of investments for federal tax purposes was $50,909,357. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $52,187,458 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,278,101. The amounts presented are inclusive of derivative contracts.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.30% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee.
Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended December 31, 2017, the Sub-Adviser earned a fee of $1,418,862.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2017, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
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Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2017, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Service Shares	$219,414
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2017, FSC did not retain any fees paid by the Fund. For the year ended December 31, 2017, the Fund's Primary Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC and FAS) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.53% and 1.78% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended December 31, 2017, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $245,028 and $113,595, respectively.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2017, were as follows:
Purchases	$50,367,602
Sales	$59,805,236
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7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings. At December 31, 2017, the diversification of countries was as follows:
Country	Percentage of Net Assets
United States	82.5%
China	3.0%
Netherland	2.7%
Italy	2.3%
Belgium	2.2%
Denmark	1.2%
Singapore	1.1%
Other[1]	6.6%
1	Countries representing less than 1.0% have been aggregated under the designation “Other.”
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2017, the Fund had no outstanding loans. During the year ended December 31, 2017, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2017, there were no outstanding loans. During the year ended December 31, 2017, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended December 31, 2017, the amount of long-term capital gains designated by the Fund was $14,024,159.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF the FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED KAUFMANN FUND II:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Kaufmann Fund II (the “Fund”), a portfolio of Federated Insurance Series, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor for one or more of Federated Investors' - investment companies since 2006.
Boston, Massachusetts
February 14, 2018
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds used as variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$1,117.90	$8.22
Service Shares	$1,000	$1,116.10	$9.55
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,017.40	$7.83
Service Shares	$1,000	$1,016.20	$9.10
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Primary Shares	1.54%
Service Shares	1.79%
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In Memoriam
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue and John W. (“John”) McGonigle. They will be greatly missed.
Jack Donahue
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
Jack Donahue, along with Richard B. Fisher, founded Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend.
John McGonigle
(Former Secretary of the Federated Funds, Former Director, Secretary and Chief Legal Officer of Federated Investors, Inc.)
John McGonigle served the Federated Funds and their respective Boards with distinction for more than 50 years as Fund Secretary and also served as Director for several closed-end funds. Mr. McGonigle was a gifted lawyer and wise counselor with a genial presence, keen intellect and convivial demeanor. A man of deep faith, he was a devoted husband, father and grandfather. A graduate of Duquesne University School of Law, Mr. McGonigle served as an officer in the U.S. Army for two years, achieving the rank of Captain. He also served on the staff of the Securities and Exchange Commission before joining Federated in 1966. Among many professional accomplishments, Mr. McGonigle helped fashion the regulatory foundation for money market funds, established Federated's first offshore funds in Ireland, and represented Federated on the Board of Governors of the Investment Company Institute where he was a member of the Executive Committee. Federated expresses deep gratitude for Mr. McGonigle and his impact on his family, friends, the community, and the mutual fund industry.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
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Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.), where she currently serves as a member of the Compensation, Nominating and Corporate Governance Committee (Chair) and the Health, Safety and Environmental Committee. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: September 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.)
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Annual Shareholder Report
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Evaluation and Approval of Advisory Contract–May 2017
Federated Kaufmann Fund II (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory and subadvisory contracts for an additional one-year term at its May 2017 meetings. The Board's decision regarding these contracts reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory and subadvisory contracts.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory and subadvisory contracts generally align with the factors listed above. Consistent with the judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of Federated Equity Management Company of Pennsylvania (the “Adviser”) and any subadviser and their advisory affiliates, for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings at which the Board's formal approval of the investment advisory and subadvisory contracts occurred. At the May meetings, in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the investment advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of
Annual Shareholder Report
28

funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board also considered that the longevity and experience of the Fund's portfolio management team and their unique approach to investing may limit the utility of comparisons to other equity mutual funds. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's contractual advisory fee rate and other expenses relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory and subadvisory contracts.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services warrant the continuation of the investment advisory and subadvisory contracts.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Senior Officer's Evaluation, the Fund's performance for the three-year and five-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Annual Shareholder Report
29

Following such evaluation and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory and subadvisory contracts.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity,) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels. It should not be viewed to determine the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory and subadvisory contracts.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory and subadvisory contracts reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
Annual Shareholder Report
30

The Board based its decision to approve the investment advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contracts reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report
31

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report
32

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Kaufmann Fund II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916827
CUSIP 313916777
28136 (2/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.
Annual Shareholder Report
December 31, 2017
Share Class	Primary	Service

Federated Government Money Fund II

A Portfolio of Federated Insurance Series
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2017 through December 31, 2017. This report includes a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Portfolio of Investments Summary Tables (unaudited)
At December 31, 2017, the Fund's portfolio composition1 was follows:
Security Type	Percentage of Total Net Assets
U.S. Government Agency Securities	42.7%
U.S. Treasury Securities	0.3%
Repurchase Agreements	55.5%
Other Assets and Liabilities—Net[2]	1.5%
TOTAL	100.0%
At December 31, 2017, the Fund's effective maturity schedule3 was follows:
Securities With an Effective Maturity of:	Percentage of Total Net Assets
1-7 Days	60.0%
8-30 Days	20.1%
31-90 Days	8.6%
91-180 Days	2.9%
181 Days or more	6.9%
Other Assets and Liabilities—Net[2]	1.5%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
2	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
3	Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, which regulates money market mutual funds.
Annual Shareholder Report
1

Portfolio of Investments
December 31, 2017
Principal Amount			Value
		GOVERNMENT AGENCIES—42.7%
$750,000	[1]	Federal Farm Credit System Discount Notes, 1.190% - 1.240%, 4/11/2018 - 8/15/2018	$745,875
500,000	[2]	Federal Farm Credit System Floating Rate Notes, 1.276% (1-month USLIBOR -0.085%), 1/1/2018	499,980
300,000	[2]	Federal Farm Credit System Floating Rate Notes, 1.312% (1-month USLIBOR -0.060%), 1/4/2018	299,985
200,000	[2]	Federal Farm Credit System Floating Rate Notes, 1.351% (1-month USLIBOR -0.041%), 1/6/2018	200,000
500,000	[2]	Federal Farm Credit System Floating Rate Notes, 1.379% - 1.504% (1-month USLIBOR -0.065%), 1/12/2018 - 1/29/2018	499,984
250,000	[2]	Federal Farm Credit System Floating Rate Notes, 1.380% (1-month USLIBOR -0.080%), 1/13/2018	249,977
250,000	[2]	Federal Farm Credit System Floating Rate Notes, 1.417% (1-month USLIBOR -0.135%), 1/25/2018	250,000
750,000	[2]	Federal Farm Credit System Floating Rate Notes, 1.420% (1-month USLIBOR -0.040%), 1/13/2018	749,982
250,000	[2]	Federal Farm Credit System Floating Rate Notes, 1.466% (1-month USLIBOR -0.045%), 1/21/2018	249,995
500,000	[2]	Federal Farm Credit System Floating Rate Notes, 1.511% (1-month USLIBOR +0.150%), 1/1/2018	501,124
1,000,000	[2]	Federal Farm Credit System Floating Rate Notes, 1.570% (1-month USLIBOR +0.059%), 1/21/2018	1,000,000
200,000	[2]	Federal Farm Credit System Floating Rate Notes, 1.705% (3-month USLIBOR +0.170%), 1/22/2018	200,612
1,635,000		Federal Farm Credit System, 0.950% - 4.670%, 2/27/2018 - 9/15/2018	1,641,004
2,250,000	[1]	Federal Home Loan Bank System Discount Notes, 1.250% - 1.800%, 1/24/2018 - 1/2/2019	2,240,101
250,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.007% (3-month USLIBOR -0.360%), 1/25/2018	250,000
750,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.013% (3-month USLIBOR -0.340%), 1/17/2018	750,000
500,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.065% (3-month USLIBOR -0.300%), 1/24/2018	500,000
500,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.152% (3-month USLIBOR -0.245%), 2/8/2018	500,000
250,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.225% (3-month USLIBOR -0.185%), 2/10/2018	250,000
500,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.249% (3-month USLIBOR -0.205%), 2/23/2018	500,000
1,000,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.294% - 1.308% (3-month USLIBOR -0.160%), 2/24/2018 - 2/28/2018	999,915
1,000,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.306% - 1.313% (3-month USLIBOR -0.030%), 1/4/2018 - 1/5/2018	1,000,000
1,500,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.316% - 1.507% (1-month USLIBOR -0.045%), 1/1/2018 - 1/25/2018	1,499,944
250,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.317% (1-month USLIBOR -0.155%), 1/12/2018	250,000
2,000,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.327% - 1.402% (1-month USLIBOR -0.150%), 1/15/2018 - 1/23/2018	2,000,000
250,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.329% (1-month USLIBOR -0.050%), 1/5/2018	250,000
250,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.342% (1-month USLIBOR -0.090%), 1/9/2018	250,000
500,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.348% (1-month USLIBOR -0.143%), 1/18/2018	500,000
1,100,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.351% (1-month USLIBOR -0.140%), 1/16/2018	1,100,000
1,500,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.371% (1-month USLIBOR -0.120%), 1/16/2018 - 1/17/2018	1,500,000
750,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.372% - 1.431% (1-month USLIBOR -0.060%), 1/11/2018 - 1/18/2018	750,000
1,000,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.376% - 1.386% (1-month USLIBOR -0.125%), 1/20/2018 - 1/21/2018	1,000,000
1,750,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.392% - 1.404% (1-month USLIBOR -0.160%), 1/25/2018 - 1/28/2018	1,750,000
750,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.415% - 1.421% (1-month USLIBOR -0.080%), 1/19/2018 - 1/20/2018	750,042
700,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.420% (1-month USLIBOR -0.115%), 1/22/2018	700,000
200,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.421% (1-month USLIBOR -0.070%), 1/18/2018	200,000
500,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.436% (3-month USLIBOR -0.250%), 3/28/2018	500,000
250,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.446% (1-month USLIBOR -0.055%), 1/20/2018	250,000
250,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.473% (3-month USLIBOR -0.140%), 3/19/2018	250,000
250,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.495% (1-month USLIBOR -0.040%), 1/22/2018	250,000
250,000	[2]	Federal Home Loan Bank System Floating Rate Notes, 1.517% (1-month USLIBOR -0.035%), 1/23/2018	250,051
3,525,000		Federal Home Loan Bank System, 0.625% - 2.750%, 6/8/2018 - 9/17/2018	3,525,103
500,000	[2]	Federal Home Loan Mortgage Corp. Floating Rate Notes, 1.117% (3-month USLIBOR -0.250%), 1/25/2018	500,000
1,000,000	[2]	Federal Home Loan Mortgage Corp. Floating Rate Notes, 1.241% (1-month USLIBOR -0.120%), 1/1/2018	1,000,000
2,000,000	[2]	Federal Home Loan Mortgage Corp. Floating Rate Notes, 1.543% (3-month USLIBOR +0.020%), 3/8/2018	2,000,000
3,693,000		Federal Home Loan Mortgage Corp., 0.875% - 1.250%, 2/26/2018 - 12/14/2018	3,687,616
700,000	[2]	Federal National Mortgage Association Floating Rate Notes, 1.326% (3-month USLIBOR -0.030%), 1/11/2018	700,000
170,000		Federal National Mortgage Association, 0.750%, 7/27/2018	169,501
Annual Shareholder Report
2

Principal Amount		Value
	GOVERNMENT AGENCIES—continued
$388,000	Tennessee Valley Authority, 1.750%, 10/15/2018	$389,201
	TOTAL GOVERNMENT AGENCIES	40,049,992
	U.S. TREASURY—0.3%
	U.S. Treasury Notes—0.3%
250,000	United States Treasury Notes, 2.625%, 1/31/2018	250,355
	REPURCHASE AGREEMENTS—55.5%
20,000,000	Interest in $250,000,000 joint repurchase agreement 1.41%, dated 12/29/2017 under which ABN Amro Bank N.V., Netherlands will repurchase securities provided as collateral for $250,039,167 on 1/2/2018. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency and U.S. Treasury securities with various maturities to 7/1/2047 and the market value of those underlying securities was $255,535,791.	20,000,000
10,000,000	Interest in $750,000,000 joint repurchase agreement 1.40%, dated 12/29/2017 under which BNP Paribas S.A. will repurchase securities provided as collateral for $750,116,667 on 1/2/2018. The securities provided as collateral at the end of the period were U.S. Treasury securities with various maturities to 4/15/2018 and the market value of those underlying securities was $764,535,793.	10,000,000
2,000,000	Interest in $4,000,000,000 joint repurchase agreement 1.36%, dated 12/29/2017 under which Barclays Bank PLC will repurchase securities provided as collateral for $4,000,604,444 on 1/2/2018. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Treasury securities with various maturities to 8/15/2047 and the market value of those underlying securities was $4,080,616,607.	2,000,000
20,000,000	Interest in $450,000,000 joint repurchase agreement 1.44%, dated 12/29/2017 under which J.P. Morgan Securities LLC will repurchase securities provided as collateral for $450,072,000 on 1/2/2018. The securities provided as collateral at the end of the period held with JPMorgan Chase as tri-party agent, were U.S. Government Agency securities with various maturities to 1/15/2054 and the market value of those underlying securities was $463,500,419.	20,000,000
	TOTAL REPURCHASE AGREEMENTS	52,000,000
	TOTAL INVESTMENT IN SECURITIES—98.5% (AT AMORTIZED COST)[3]	92,300,347
	OTHER ASSETS AND LIABILITIES - NET—1.5%[4]	1,418,719
	TOTAL NET ASSETS—100%	$93,719,066
1	Discount rate(s) at time of purchase.
2	Floating/variable note with current rate and current maturity or next reset date shown.
3	Also represents cost for federal tax purposes.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2017.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
In valuing the Fund's assets as of December 31, 2017, all investments of the Fund are valued using amortized cost, which is a methodology utilizing Level 2 inputs.
The following acronym is used throughout this portfolio:
LIBOR	—London Interbank Offered Rate
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
3

Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended 12/31/2017	Period Ended 12/31/2016[1]
Net Asset Value, Beginning of Period	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.002	0.000[2]
Net realized gain on investments	0.004	—
TOTAL FROM INVESTMENT OPERATIONS	0.006	0.000[2]
Less Distributions:
Distributions from net investment income	(0.006)	(0.000)[2]
TOTAL DISTRIBUTIONS	(0.006)	(0.000)[2]
Net Asset Value, End of Period	$1.00	$1.00
Total Return[3]	0.56%	0.06%
Ratios to Average Net Assets:
Net expenses	0.38%	—%
Net investment income	0.17%	0.02%[4]
Expense waiver/reimbursement	—%	—%
Supplemental Data:
Net assets, end of period (000 omitted)	$0[5]	$0[5]
1	Reflects operations for the period from April 29, 2016 (date of initial investment) to December 31, 2016.
2	Represents less than $0.001.
3	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
4	Computed on an annualized basis.
5	Represents less than $1,000.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
4

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.003	0.000[1]	—	—	—
Net realized gain (loss) on investments	0.000[1]	(0.000)[1]	0.000[1]	0.000[1]	0.000[1]
TOTAL FROM INVESTMENT OPERATIONS	0.003	(0.000)[1]	0.000[1]	0.000[1]	0.000[1]
Less Distributions:
Distributions from net investment income	(0.003)	(0.000)[1]	—	—	—
Distributions from net realized gain on investments	—	—	(0.000)[1]	—	—
TOTAL DISTRIBUTIONS	(0.003)	(0.000)[1]	(0.000)[1]	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	0.31%	0.00%	0.00%	0.00%	0.00%
Ratios to Average Net Assets:
Net expenses	0.63%	0.49%	0.34%	0.26%	0.27%
Net investment income	0.30%	0.00%[3]	0.00%	0.00%	0.00%
Expense waiver/reimbursement[4]	0.07%	0.19%	0.40%	0.42%	0.41%
Supplemental Data:
Net assets, end of period (000 omitted)	$93,719	$112,214	$139,170	$132,678	$154,973
1	Represents less than $0.001.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year are not annualized.
3	Represents less than 0.01%.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
5

Statement of Assets and Liabilities
December 31, 2017
Assets:
Investment in repurchase agreements	$52,000,000
Investment in securities	40,300,347
Investment in securities, at amortized cost and fair value		$92,300,347
Cash		813,589
Receivable for investments sold		1,000,000
Income receivable		88,580
Receivable for shares sold		3,557
TOTAL ASSETS		94,206,073
Liabilities:
Payable for investments purchased	$294,540
Payable for shares redeemed	110,652
Payable to adviser (Note 5)	857
Payable for administrative fees (Note 5)	618
Payable for portfolio accounting fees	31,808
Payable for other service fees (Notes 2 and 5)	20,287
Payable for printing and postage	19,425
Accrued expenses (Note 5)	8,820
TOTAL LIABILITIES		487,007
Net assets for 93,720,432 shares outstanding		$93,719,066
Net Assets Consist of:
Paid-in capital		$93,719,981
Accumulated net realized loss on investments		(942)
Undistributed net investment income		27
TOTAL NET ASSETS		$93,719,066
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$100 ÷ 100 shares outstanding, no par value, unlimited shares authorized		$1.00
Service Shares:
$93,718,966 ÷ 93,720,332 shares outstanding, no par value, unlimited shares authorized		$1.00
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
6

Statement of Operations
Year Ended December 31, 2017
Investment Income:
Interest			$933,177
Expenses:
Investment adviser fee (Note 5)		$199,518
Administrative fee (Note 5)		78,947
Custodian fees		9,366
Transfer agent fee		5,183
Directors'/Trustees' fees (Note 5)		2,057
Auditing fees		23,429
Legal fees		8,834
Portfolio accounting fees		77,555
Other service fees (Notes 2 and 5)		246,524
Printing and postage		48,016
Miscellaneous (Note 5)		5,276
TOTAL EXPENSES		704,705
Waiver and Reimbursement:
Waiver of investment adviser fee (Note 5)	$(74,208)
Reimbursement of other operating expenses (Notes 2 and 5)	(144)
TOTAL WAIVER AND REIMBURSEMENT		(74,352)
Net expenses			630,353
Net investment income			302,824
Net realized gain on investments			7
Change in net assets resulting from operations			$302,831
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
7

Statement of Changes in Net Assets
Year Ended December 31	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$302,824	$105
Net realized gain (loss) on investments	7	(949)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	302,831	(844)
Distributions to Shareholders:
Distributions from net investment income
Service Shares	(302,805)	(96)
Primary Shares	(1)	(0)[1]
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(302,806)	(96)
Share Transactions:
Proceeds from sale of shares	40,826,268	65,231,701
Net asset value of shares issued to shareholders in payment of distributions declared	302,806	96
Cost of shares redeemed	(59,624,139)	(92,186,339)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(18,495,065)	(26,954,542)
Change in net assets	(18,495,040)	(26,955,482)
Net Assets:
Beginning of period	112,214,106	139,169,588
End of period (including undistributed net investment income of $27 and $9, respectively)	$93,719,066	$112,214,106
1	Represents less than $1.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
8

Notes to Financial Statements
December 31, 2017
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Government Money Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity.
The Fund operates as a government money market fund. As a government money market fund, the Fund: (1) invests at least 99.5% of its total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully; (2) generally continues to use amortized cost to value its portfolio securities and transact at a stable $1.00 net asset value (NAV); and (3) has elected not to be subject to the liquidity fees and gates requirement at this time as permitted by Rule 2a-7 under the Act.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
Securities are valued at amortized cost. Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If amortized cost is determined not to approximate fair value, the value of the portfolio securities will be determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
The Fund's Board of Trustees (the “Trustees”) have ultimate responsibility for determining the fair value of investments. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value of securities and in overseeing the comparison of amortized cost to market-based value. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of monitoring the relationship of market-based value and amortized cost. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Annual Shareholder Report
9

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Primary Shares and Service Shares may bear distribution services fees and other service fees unique to those classes. The detail of the total fund expense waiver and reimbursement of $74,352 is disclosed in various locations in this Note 2 and Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares to unaffiliated financial intermediaries for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily reimburse the Fund for other service fees. In addition, unaffiliated third-party financial intermediaries may waive other service fees. This waiver can be modified or terminated at any time.
For the year ended December 31, 2017, other service fees for the Fund were as follows:
	Other Service Fees Incurred	Other Service Fees Reimbursed
Service Shares	$246,524	$(144)
For the year ended December 31, 2017, the Fund's Primary Shares did not incur other service fees.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 12/31/2017		Period Ended 12/31/2016[1]
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	—	$—	100	$100
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	—	$—	100	$100

Year Ended December 31	2017		2016
Service Shares:[2]	Shares	Amount	Shares	Amount
Shares sold	40,826,268	$40,826,268	65,231,601	$65,231,601
Shares issued to shareholders in payment of distributions declared	302,806	302,806	96	96
Shares redeemed	(59,624,139)	(59,624,139)	(92,186,339)	(92,186,339)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(18,495,065)	$(18,495,065)	(26,954,642)	$(26,954,642)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(18,495,065)	$(18,495,065)	(26,954,542)	$(26,954,542)
1	Reflects operations for the period from April 29, 2016 (date of initial investment) to December 31, 2016.
2	Effective April 29, 2016, the Fund's original shares were redesignated as Service Shares.
Annual Shareholder Report
10

4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2017 and 2016, was as follows:
	2017	2016
Ordinary income	$302,806	$96
As of December 31, 2017, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$27
Capital loss carryforwards	$(942)
At December 31, 2017, the Fund had a capital loss carryforward of $942 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years after December 22, 2010.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$444	$498	$942
The Fund used capital loss carryforwards of $7 to offset capital gains realized during the year ended December 31, 2017.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.20% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2017, the Adviser voluntarily waived $74,208 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2017, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Annual Shareholder Report
11

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee.
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2017, the Fund's Primary Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Other Service Fees
For the year ended December 31, 2017, the Adviser reimbursed $144 of the other service fees disclosed in Note 2.
Expense Limitation
Due to the possibility of changes in market conditions and other factors, there can be no assurance that the level of waivers/reimbursement/reduction of Fund expenses reflected in the financial highlights will be maintained in the future. However, the Adviser and certain of its affiliates (which may include FAS and FSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.38% and 0.63% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2017, there were no outstanding loans. During the year ended December 31, 2017, the program was not utilized.
Annual Shareholder Report
12

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF the FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED Government MONEY FUND II:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Government Money Fund II (the “Fund”), a portfolio of Federated Insurance Series, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor for one or more of Federated Investors'- investment companies since 2006.
Boston, Massachusetts
February 14, 2018
Annual Shareholder Report
13

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$1,003.70	$1.92
Service Shares	$1,000	$1,002.40	$3.18
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,023.30	$1.94
Service Shares	$1,000	$1,022.00	$3.21
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	0.38%
Service Shares	0.63%
Annual Shareholder Report
14

In Memoriam
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue and John W. (“John”) McGonigle. They will be greatly missed.
Jack Donahue
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
Jack Donahue, along with Richard B. Fisher, founded Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend.
John McGonigle
(Former Secretary of the Federated Funds, Former Director, Secretary and Chief Legal Officer of Federated Investors, Inc.)
John McGonigle served the Federated Funds and their respective Boards with distinction for more than 50 years as Fund Secretary and also served as Director for several closed-end funds. Mr. McGonigle was a gifted lawyer and wise counselor with a genial presence, keen intellect and convivial demeanor. A man of deep faith, he was a devoted husband, father and grandfather. A graduate of Duquesne University School of Law, Mr. McGonigle served as an officer in the U.S. Army for two years, achieving the rank of Captain. He also served on the staff of the Securities and Exchange Commission before joining Federated in 1966. Among many professional accomplishments, Mr. McGonigle helped fashion the regulatory foundation for money market funds, established Federated's first offshore funds in Ireland, and represented Federated on the Board of Governors of the Investment Company Institute where he was a member of the Executive Committee. Federated expresses deep gratitude for Mr. McGonigle and his impact on his family, friends, the community, and the mutual fund industry.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Annual Shareholder Report
15

Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.), where she currently serves as a member of the Compensation, Nominating and Corporate Governance Committee (Chair) and the Health, Safety and Environmental Committee. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: September 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.)
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
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Evaluation and Approval of Advisory Contract–May 2017
Federated Government Money Fund II (the “Fund”)
(formerly, Federated Prime Money Fund II)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term at its May 2017 meetings. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. Consistent with the judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of Federated Investment Management Company (the “Adviser”) and its advisory affiliates for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings, at which the Board's formal approval of the investment advisory contract occurred. At the May meetings, in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on matters as the need arose. The Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's
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relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's contractual advisory fee rate and other expenses relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees. The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of, and the compliance-related resources provided to, the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance was above the median of the relevant peer group for the one-year period covered by the Senior Officer's Evaluation. The Board also considered the relatively tight dispersion of performance data with respect to the Fund and its peers.
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Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity,) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels. It should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no objection was raised to the continuation of, the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Notes
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Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Government Money Fund II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916751
CUSIP 313916504
G00842-01 (2/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.
Annual Shareholder Report
December 31, 2017
Share Class	Primary	Service

Federated Quality Bond Fund II

A Portfolio of Federated Insurance Series
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2017 through December 31, 2017. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Quality Bond Fund II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2017, was 4.04% for the Primary Shares and 3.75% for the Service Shares. The total return of the Fund's broad-based benchmark, the Bloomberg Barclays U.S. Intermediate Credit Index (“BBICI”),1 was 3.67% during the same period. The 4.04% total return of the Fund's Primary Shares consisted of 3.40% of taxable income and 0.64% of appreciation in the net asset value of shares. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BBICI.
During the reporting period, the most significant factors affecting the Fund's performance relative to the BBICI were: (a) individual security selection; (b) the selection of various industries and sectors of the corporate bond market; and interest rate sensitivity of the portfolio, as measured by the effective duration2 of the Fund.
The following discussion will focus on the performance of the Fund's Primary Shares.
market overview
The reporting period continued the strong risk-on rally that began after the surprise election of Donald Trump as U.S. president and a Republican sweep of both houses of Congress. Markets were focused on the pro-growth aspects of the incoming administration's agenda which included tax reform, regulatory relief and fiscal stimulus, prompting a broad run-up in equities and interest rates. But as the new administration settled in, expectations fueled by campaign promises gave way to the realities of governing in Washington, D.C. Efforts to repeal and replace the Affordable Care Act repeatedly failed, a Justice Department investigation into potential Russian meddling in the 2016 elections cast a cloud over the White House, and escalating North Korean missile launches led a list of increasing geopolitical tensions. As optimism faded, longer rates began to fall back again, with the 10-year Treasury yield threatening to break below 2% in late summer amid the unsettled situation in the nation's capital and concerns about the impact of devastating hurricanes in Texas and Florida. All the while, global economic growth appeared to remain on a steady, if not accelerating trajectory. The yield on the 10-year Treasury started the period at 2.45% and ended it at 2.41%, with rate volatility interspersed throughout the period, reaching a peak of 2.63% and trough of 2.04%. Despite the volatility on longer rates, the Federal Reserve (the “Fed”) continued on its path to normalize short-term rates, raising the federal funds target rate three times during the reporting period and signaling it expects additional increases in the subsequent months. The reporting period ended with the federal funds target range at 1.25% to 1.50% and the 10-year U.S. Treasury yield at 2.41%.
Corporate credit spreads continued to grind tighter, with the option-adjusted spread on the BBICI starting the period at 97 basis points and ending at 67 basis points. Credit spreads were in a gradual tightening environment throughout the period despite the volatility3 in rates with peak spreads occurring at the beginning of the period and the trough (67 basis points) occurring near the end.
SECURITY selection
For the reporting period, individual security selection was the largest driver of Fund performance relative to the BBICI. Security selection was particularly strong in the Capital Goods, Consumer Non-Cyclical, Energy and Insurance sectors. Specific credits that contributed the most to performance included: Textron, Valero, Nationwide Mutual, Bruce Mansfield and Electricite de France. Conversely, credits that detracted the most included: Teva, M&T Bank, Reckitt Benckiser, Petroleos Mexicanos and General Electric.
SECTOR/INDUSTRY selection
The decision to hold overweight or underweight positions in specific corporate sectors and/or ratings qualities was the secondary driver of Fund performance relative to the BBICI. Broadly, the Fund held overweight positions in lower-quality investment-grade4 securities (i.e., those in the “BBB” rated category), which benefited Fund performance for the reporting period. The Fund was helped by overweight positions in such sectors as Basic Industries and Brokers/Asset Managers as well as from underweight positions in underperforming sectors such as Supranationals and Local Authority. An underweight position in the Sovereign sector, which outperformed the benchmark, as well as an overweight position in the underperforming Electric Utilities sector, hurt performance during the reporting period.
Annual Shareholder Report
1

Duration and DeRIVATIVEs MANAGEMENT
Duration had a positive impact on the performance of the Fund as the Fund was less interest rate sensitive5 than the BBICI throughout the year (97%). The entire duration performance contribution came in the latter half of the reporting period as interest rates rose from the year-to-date lows to close out the year at 2.41%. Derivatives, which were U.S. Treasury futures6 that were used to adjust duration targets, had a negative impact on Fund performance during the reporting period.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BBICI.
2	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
3	Volatility is a statistical measurement of the frequency and level of changes in the value of an asset, index or instrument without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings.
4	Investment-grade securities are securities that are rated at least “BBB- (minus)” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB- (minus)” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
5	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
6	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Quality Bond Fund II from December 31, 2007 to December 31, 2017, compared to the Bloomberg Barclays U.S. Intermediate Credit Index (BBICI).2 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2017
Average Annual Total Returns for the Period Ended 12/31/2017
	1 Year	5 Years	10 Years
Primary Shares	4.04%	2.47%	4.39%
Service Shares	3.75%	2.21%	4.12%
BBICI	3.67%	2.43%	4.55%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BBICI has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The BBICI measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. The index only includes securities with maturity between one and ten years. It is composed of the Bloomberg Barclays U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report
3

Portfolio of Investments Summary Table (unaudited)
At December 31, 2017, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Corporate Debt Securities	96.7%
Foreign Government Debt Securities	0.6%
Municipal Bond	0.2%
Collateralized Mortgage Obligation	0.1%
Mortgage-Backed Securities[2]	0.1%
Derivative Contracts[3,4]	(0.0)%
Cash Equivalents[5]	1.3%
Other Assets and Liabilities—Net[6]	1.0%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of these security types.
2	For purposes of this table, Mortgage-Backed Securities include mortgage-backed securities guaranteed by Government-Sponsored Enterprises.
3	Represents less than 0.1%.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
4

Portfolio of Investments
December 31, 2017
Principal Amount			Value
		CORPORATE BONDS—96.7%
		Basic Industry - Chemicals—1.1%
$640,000		FMC Corp., Sr. Unsecd. Note, 3.95%, 2/1/2022	$648,537
800,000		Incitec Pivot Finance LLC, Company Guarantee, Series 144A, 6.00%, 12/10/2019	847,725
790,000		RPM International, Inc., 6.50%, 2/15/2018	794,086
		TOTAL	2,290,348
		Basic Industry - Metals & Mining—2.3%
230,000		Carpenter Technology Corp., Sr. Unsecd. Note, 4.45%, 3/1/2023	234,712
650,000		Carpenter Technology Corp., Sr. Unsecd. Note, 5.20%, 7/15/2021	678,459
520,000		Gerdau S.A., Company Guarantee, Series 144A, 5.75%, 1/30/2021	556,400
470,000		Newcrest Finance Property Ltd., Sr. Unsecd. Note, Series 144A, 4.20%, 10/1/2022	489,971
1,200,000		Reliance Steel & Aluminum Co., Sr. Unsecd. Note, 4.50%, 4/15/2023	1,266,161
320,000		Southern Copper Corp., Sr. Unsecd. Note, 3.50%, 11/8/2022	329,444
1,080,000		Worthington Industries, Inc., Sr. Unsecd. Note, 6.50%, 4/15/2020	1,169,890
		TOTAL	4,725,037
		Capital Goods - Aerospace & Defense—2.1%
600,000		Airbus Group SE, Sr. Unsecd. Note, Series 144A, 3.15%, 4/10/2027	602,426
270,000		BAE Systems Holdings, Inc., Sr. Unsecd. Note, Series 144A, 2.85%, 12/15/2020	271,379
280,000		BAE Systems Holdings, Inc., Sr. Unsecd. Note, Series 144A, 3.85%, 12/15/2025	290,788
519,000		Embraer Overseas Ltd., Sr. Unsecd. Note, Series 144A, 5.696%, 9/16/2023	569,602
410,000		Huntington Ingalls Industries, Inc., Sr. Unsecd. Note, Series 144A, 3.483%, 12/1/2027	409,487
270,000		Lockheed Martin Corp., Sr. Unsecd. Note, 2.50%, 11/23/2020	271,888
260,000		Lockheed Martin Corp., Sr. Unsecd. Note, 3.55%, 1/15/2026	270,369
300,000		Northrop Grumman Corp., Sr. Unsecd. Note, 2.55%, 10/15/2022	298,155
320,000		Rockwell Collins, Inc., Sr. Unsecd. Note, 3.10%, 11/15/2021	324,594
910,000	[1]	Textron Financial Corp., Jr. Sub. Note, Series 144A, 3.151%, (3-month USLIBOR +1.735%), 2/15/2042	805,350
295,000		Textron, Inc., Sr. Unsecd. Note, 4.30%, 3/1/2024	312,312
		TOTAL	4,426,350
		Capital Goods - Building Materials—0.7%
800,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.20%, 10/1/2024	792,600
300,000		Masco Corp., Sr. Unsecd. Note, 3.50%, 11/15/2027	296,270
80,000		Masco Corp., Sr. Unsecd. Note, 7.125%, 3/15/2020	87,634
275,000		Masco Corp., Unsecd. Note, 4.45%, 4/1/2025	292,958
		TOTAL	1,469,462
		Capital Goods - Construction Machinery—0.5%
510,000		AGCO Corp., Sr. Unsecd. Note, 5.875%, 12/1/2021	550,960
250,000		CNH Industrial Capital LLC, Sr. Unsecd. Note, 4.375%, 4/5/2022	259,618
300,000		CNH Industrial NV, Sr. Unsecd. Note, Series MTN, 3.85%, 11/15/2027	299,681
		TOTAL	1,110,259
		Capital Goods - Diversified Manufacturing—2.2%
750,000		CK Hutchison Holdings Ltd., Sr. Unsecd. Note, Series 144A, 2.75%, 3/29/2023	735,843
430,000		General Electric Capital Corp., Sr. Unsecd. Note, Series GMTN, 4.625%, 1/7/2021	456,318
600,000		General Electric Capital Corp., Sub. Note, 5.30%, 2/11/2021	648,097
800,000		Lennox International, Inc., Sr. Unsecd. Note, 3.00%, 11/15/2023	790,874
650,000		Parker-Hannifin Corp., Sr. Unsecd. Note, 3.25%, 3/1/2027	656,305
600,000		Roper Technologies, Inc., Sr. Unsecd. Note, 3.00%, 12/15/2020	607,511
210,000		Roper Technologies, Inc., Sr. Unsecd. Note, 3.80%, 12/15/2026	216,905
341,000		Valmont Industries, Inc., Sr. Unsecd. Note, 6.625%, 4/20/2020	371,182
		TOTAL	4,483,035
Annual Shareholder Report
5

Principal Amount		Value
	CORPORATE BONDS—continued
	Capital Goods - Packaging—0.1%
$75,000	WestRock Co., 7.65%, 3/15/2020	$76,943
100,000	WestRock Co., Sr. Deb., 7.50%, 6/15/2027	101,890
	TOTAL	178,833
	Communications - Cable & Satellite—2.2%
940,000	CCO Safari II LLC, 3.579%, 7/23/2020	958,025
567,000	CCO Safari II LLC, 4.464%, 7/23/2022	592,095
600,000	Comcast Corp., Sr. Unsecd. Note, 1.625%, 1/15/2022	580,489
480,000	Comcast Corp., Sr. Unsecd. Note, 2.75%, 3/1/2023	482,556
1,290,000	NBC Universal, Inc., Sr. Unsecd. Note, 5.15%, 4/30/2020	1,374,759
400,000	Time Warner Cable, Inc., Sr. Unsecd. Note, 8.375%, 3/15/2023	486,115
	TOTAL	4,474,039
	Communications - Media & Entertainment—1.4%
300,000	British Sky Broadcasting Group PLC, Series 144A, 3.75%, 9/16/2024	313,282
750,000	CBS Corp., 3.70%, 8/15/2024	772,667
500,000	Discovery Communications LLC, Sr. Unsecd. Note, 2.95%, 3/20/2023	495,359
250,000	Discovery Communications LLC, Sr. Unsecd. Note, 3.95%, 3/20/2028	249,106
595,000	Omnicom Group, Inc., Sr. Unsecd. Note, 3.625%, 5/1/2022	614,792
500,000	S&P Global, Inc., Sr. Unsecd. Note, 3.30%, 8/14/2020	509,576
	TOTAL	2,954,782
	Communications - Telecom Wireless—0.2%
360,000	Crown Castle International Corp., Sr. Unsecd. Note, 2.25%, 9/1/2021	354,198
	Communications - Telecom Wirelines—3.1%
700,000	AT&T, Inc., Sr. Unsecd. Note, 2.45%, 6/30/2020	699,609
610,000	AT&T, Inc., Sr. Unsecd. Note, 2.85%, 2/14/2023	613,045
450,000	AT&T, Inc., Sr. Unsecd. Note, 3.40%, 5/15/2025	443,027
800,000	AT&T, Inc., Sr. Unsecd. Note, 3.90%, 8/14/2027	806,685
1,090,000	AT&T, Inc., Sr. Unsecd. Note, 5.00%, 3/1/2021	1,168,025
500,000	CenturyLink, Inc., Sr. Note, Series Q, 6.15%, 9/15/2019	518,750
450,000	Telefonica Emisiones SAU, Company Guarantee, 5.462%, 2/16/2021	487,078
250,000	Telefonica SA, Company Guarantee, 7.045%, 6/20/2036	336,153
600,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.15%, 3/15/2024	631,784
735,000	Verizon Communications, Inc., Sr. Unsecd. Note, 5.15%, 9/15/2023	818,688
	TOTAL	6,522,844
	Consumer Cyclical - Automotive—3.8%
600,000	American Honda Finance Corp., Sr. Unsecd. Note, Series MTN, 2.00%, 2/14/2020	597,077
700,000	Daimler Finance NA LLC, Sr. Unsecd. Note, Series 144A, 2.30%, 1/6/2020	698,590
500,000	Daimler Finance NA LLC, Sr. Unsecd. Note, Series 144A, 3.25%, 8/1/2024	510,473
650,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 2.021%, 5/3/2019	647,210
600,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 2.681%, 1/9/2020	601,709
500,000	Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 3.336%, 3/18/2021	508,155
670,000	General Motors Co., Sr. Unsecd. Note, 4.00%, 4/1/2025	688,974
300,000	General Motors Financial Co., Inc., 3.15%, 6/30/2022	300,040
550,000	General Motors Financial Co., Inc., Sr. Unsecd. Note, 2.40%, 5/9/2019	550,269
500,000	General Motors Financial Co., Inc., Sr. Unsecd. Note, 3.20%, 7/6/2021	505,238
750,000	Nissan Motor Acceptance Corp., Sr. Unsecd. Note, Series 144A, 2.25%, 1/13/2020	748,832
475,000	Nissan Motor Acceptance Corp., Sr. Unsecd. Note, Series 144A, 2.65%, 7/13/2022	471,299
1,000,000	RCI Banque SA, Sr. Unsecd. Note, Series 144A, 3.50%, 4/3/2018	1,003,511
	TOTAL	7,831,377
	Consumer Cyclical - Leisure—0.5%
1,000,000	Football Trust V, Pass Thru Cert., Series 144A, 5.35%, 10/5/2020	1,064,983
Annual Shareholder Report
6

Principal Amount		Value
	CORPORATE BONDS—continued
	Consumer Cyclical - Lodging—0.2%
$450,000	Choice Hotels International, Inc., Company Guarantee, 5.70%, 8/28/2020	$483,187
	Consumer Cyclical - Retailers—1.0%
610,000	AutoZone, Inc., Sr. Secd. Note, 1.625%, 4/21/2019	605,067
460,000	AutoZone, Inc., Sr. Unsecd. Note, 3.75%, 6/1/2027	467,628
600,000	CVS Health Corp., Sr. Unsecd. Note, 2.80%, 7/20/2020	602,817
500,000	Home Depot, Inc., Sr. Unsecd. Note, 2.125%, 9/15/2026	468,546
	TOTAL	2,144,058
	Consumer Cyclical - Services—1.6%
500,000	Alibaba Group Holding Ltd., Sr. Unsecd. Note, 3.40%, 12/6/2027	500,348
500,000	Amazon.com, Inc., Sr. Unsecd. Note, Series 144A, 2.40%, 2/22/2023	495,330
170,000	Amazon.com, Inc., Sr. Unsecd. Note, Series 144A, 3.15%, 8/22/2027	170,550
350,000	Expedia, Inc., Company Guarantee, 5.95%, 8/15/2020	376,765
370,000	University of Southern California, Sr. Unsecd. Note, 5.25%, 10/1/2111	468,079
1,000,000	Visa, Inc., Sr. Unsecd. Note, 2.80%, 12/14/2022	1,015,190
280,000	Visa, Inc., Sr. Unsecd. Note, 3.15%, 12/14/2025	286,464
	TOTAL	3,312,726
	Consumer Non-Cyclical - Food/Beverage—7.0%
750,000	Anheuser-Busch InBev Finance, Inc., 1.90%, 2/1/2019	748,592
500,000	Anheuser-Busch InBev Finance, Inc., 2.65%, 2/1/2021	502,825
1,100,000	Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/2026	1,136,820
500,000	Anheuser-Busch InBev Finance, Inc., Sr. Unsecd. Note, 3.30%, 2/1/2023	512,154
210,000	Bacardi Ltd., Sr. Unsecd. Note, Series 144A, 2.75%, 7/15/2026	202,112
500,000	Coca-Cola Femsa S.A.B de C.V., Sr. Unsecd. Note, 3.875%, 11/26/2023	523,903
900,000	Coca-Cola Femsa S.A.B de C.V., Sr. Unsecd. Note, 4.625%, 2/15/2020	943,599
750,000	Danone SA, Sr. Unsecd. Note, Series 144A, 2.077%, 11/2/2021	734,239
340,000	Danone SA, Sr. Unsecd. Note, Series 144A, 2.947%, 11/2/2026	331,603
380,000	Flowers Foods, Inc., Sr. Unsecd. Note, 3.50%, 10/1/2026	373,274
500,000	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series 144A, 3.875%, 6/27/2024	517,010
660,000	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series 144A, 4.50%, 1/25/2022	697,346
270,000	Heineken NV, Sr. Unsecd. Note, Series 144A, 3.50%, 1/29/2028	275,942
1,050,000	Kerry Group Financial Services, Sr. Unsecd. Note, Series 144A, 3.20%, 4/9/2023	1,058,515
300,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 3.00%, 6/1/2026	289,137
410,000	McCormick & Co., Inc., Sr. Unsecd. Note, 2.70%, 8/15/2022	410,077
500,000	McCormick & Co., Inc., Sr. Unsecd. Note, 3.15%, 8/15/2024	503,267
600,000	Mead Johnson Nutrition Co., Sr. Unsecd. Note, 3.00%, 11/15/2020	609,192
540,000	Molson Coors Brewing Co., Sr. Unsecd. Note, 2.10%, 7/15/2021	529,663
520,000	Mondelez International Holdings Netherlands BV, Sr. Unsecd. Note, Series 144A, 2.00%, 10/28/2021	506,294
750,000	PepsiCo, Inc., 2.75%, 3/5/2022	759,292
500,000	PepsiCo, Inc., Sr. Unsecd. Note, 2.00%, 4/15/2021	494,499
600,000	PepsiCo, Inc., Sr. Unsecd. Note, 3.125%, 11/1/2020	615,873
380,000	Smithfield Foods, Inc., Sr. Unsecd. Note, Series 144A, 2.65%, 10/3/2021	375,122
240,000	Smithfield Foods, Inc., Sr. Unsecd. Note, Series 144A, 3.35%, 2/1/2022	240,683
60,000	Smithfield Foods, Inc., Sr. Unsecd. Note, Series 144A, 4.25%, 2/1/2027	61,668
500,000	Tyson Foods, Inc., Sr. Unsecd. Note, 4.50%, 6/15/2022	534,506
	TOTAL	14,487,207
	Consumer Non-Cyclical - Health Care—2.7%
420,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 3.200%, 10/1/2022	423,956
940,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 3.875%, 7/15/2023	974,601
890,000	Bayer US Finance LLC, Unsecd. Note, Series 144A, 2.375%, 10/8/2019	890,625
500,000	Becton Dickinson & Co., Sr. Unsecd. Note, 2.894%, 6/6/2022	497,322
Annual Shareholder Report
7

Principal Amount		Value
	CORPORATE BONDS—continued
	Consumer Non-Cyclical - Health Care—continued
$740,000	Becton Dickinson & Co., Sr. Unsecd. Note, 3.734%, 12/15/2024	$758,859
220,000	Becton Dickinson & Co., Sr. Unsecd. Note, Series 144A, 3.000%, 5/15/2026	216,449
670,000	Medtronic Global Holdings SCA, Sr. Unsecd. Note, 3.35%, 4/1/2027	688,069
340,000	Stryker Corp., Sr. Unsecd. Note, 2.00%, 3/8/2019	339,548
250,000	Thermo Fisher Scientific, Inc., Sr. Unsecd. Note, 2.95%, 9/19/2026	243,322
500,000	Thermo Fisher Scientific, Inc., Sr. Unsecd. Note, 3.00%, 4/15/2023	503,604
	TOTAL	5,536,355
	Consumer Non-Cyclical - Pharmaceuticals—3.2%
300,000	Abbott Laboratories, Sr. Unsecd. Note, 2.90%, 11/30/2021	303,713
800,000	Abbott Laboratories, Sr. Unsecd. Note, 3.75%, 11/30/2026	822,785
475,000	AbbVie, Inc., Sr. Unsecd. Note, 2.50%, 5/14/2020	476,698
300,000	AbbVie, Inc., Sr. Unsecd. Note, 3.60%, 5/14/2025	308,834
67,000	Actavis Funding SCS, Sr. Unsecd. Note, 4.75%, 3/15/2045	71,540
605,000	AstraZeneca PLC, Sr. Unsecd. Note, 2.375%, 6/12/2022	598,374
180,000	Biogen Idec, Inc., Sr. Unsecd. Note, 2.90%, 9/15/2020	182,557
500,000	Celgene Corp., Sr. Unsecd. Note, 2.875%, 8/15/2020	504,942
340,000	Celgene Corp., Sr. Unsecd. Note, 3.875%, 8/15/2025	352,410
200,000	Celgene Corp., Sr. Unsecd. Note, 5.00%, 8/15/2045	227,606
330,000	Gilead Sciences, Inc., Sr. Unsecd. Note, 3.50%, 2/1/2025	341,524
220,000	Gilead Sciences, Inc., Sr. Unsecd. Note, 3.65%, 3/1/2026	228,405
330,000	Shire Acquisitions Investments Ireland DAC, Sr. Unsecd. Note, 2.40%, 9/23/2021	325,058
640,000	Shire Acquisitions Investments Ireland DAC, Sr. Unsecd. Note, 3.20%, 9/23/2026	626,768
900,000	Teva Pharmaceutical Finance III BV, Sr. Unsecd. Note, 2.20%, 7/21/2021	822,727
600,000	Teva Pharmaceutical Finance III BV, Sr. Unsecd. Note, 3.15%, 10/1/2026	496,167
	TOTAL	6,690,108
	Consumer Non-Cyclical - Products—1.0%
575,000	Church and Dwight, Inc., Sr. Unsecd. Note, 2.45%, 8/1/2022	568,494
250,000	Newell Rubbermaid, Inc., Sr. Unsecd. Note, 3.15%, 4/1/2021	252,963
1,250,000	Reckitt Benckiser Treasury Services PLC, Sr. Unsecd. Note, Series 144A, 2.375%, 6/24/2022	1,226,100
	TOTAL	2,047,557
	Consumer Non-Cyclical - Supermarkets—0.4%
610,000	Kroger Co., Bond, 6.90%, 4/15/2038	790,416
	Consumer Non-Cyclical - Tobacco—0.6%
290,000	BAT International Finance PLC, Sr. Unsecd. Note, Series 144A, 3.95%, 6/15/2025	302,518
500,000	Bat Capital Corp., Sr. Unsecd. Note, Series 144A, 2.297%, 8/14/2020	497,529
360,000	Reynolds American, Inc., Sr. Unsecd. Note, 7.00%, 8/4/2041	488,396
	TOTAL	1,288,443
	Energy - Independent—1.1%
600,000	Anadarko Petroleum Corp., Sr. Unsecd. Note, 3.45%, 7/15/2024	598,257
232,000	Apache Corp., Sr. Unsecd. Note, 3.25%, 4/15/2022	233,945
420,000	Canadian Natural Resources Ltd., Sr. Unsecd. Note, 2.95%, 1/15/2023	418,545
500,000	Cimarex Energy Co., Sr. Unsecd. Note, 3.90%, 5/15/2027	512,093
475,000	Marathon Oil Corp., Sr. Unsecd. Note, 3.85%, 6/1/2025	484,182
	TOTAL	2,247,022
	Energy - Integrated—2.5%
500,000	BP Capital Markets PLC, 2.50%, 11/6/2022	497,690
500,000	BP Capital Markets PLC, Sr. Unsecd. Note, 2.315%, 2/13/2020	501,342
500,000	BP Capital Markets PLC, Sr. Unsecd. Note, 2.75%, 5/10/2023	500,501
500,000	BP Capital Markets PLC, Sr. Unsecd. Note, 3.994%, 9/26/2023	532,084
530,000	CNPC Hong Kong Overseas Capital Ltd., Company Guarantee, Series 144A, 5.95%, 4/28/2041	685,882
Annual Shareholder Report
8

Principal Amount			Value
		CORPORATE BONDS—continued
		Energy - Integrated—continued
$585,000		Husky Energy, Inc., 4.00%, 4/15/2024	$611,799
800,000		Petroleos Mexicanos, Company Guarantee, 5.50%, 1/21/2021	849,800
175,000		Petroleos Mexicanos, Sr. Unsecd. Note, 4.875%, 1/18/2024	181,729
525,000		Shell International Finance B.V., Sr. Unsecd. Note, 1.875%, 5/10/2021	517,479
325,000		Shell International Finance B.V., Sr. Unsecd. Note, 2.875%, 5/10/2026	325,274
		TOTAL	5,203,580
		Energy - Midstream—3.2%
500,000		Andeavor Logistics LP, Sr. Unsecd. Note, 3.50%, 12/1/2022	499,542
350,000		Columbia Pipeline Group, Inc., 3.30%, 6/1/2020	355,176
200,000		Columbia Pipeline Group, Inc., Sr. Unsecd. Note, 4.50%, 6/1/2025	213,227
565,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 4.90%, 2/1/2024	598,135
460,000		Enterprise Products Operating LLC, 3.90%, 2/15/2024	479,856
200,000		Enterprise Products Operating LLC, Sr. Unsecd. Note, 3.95%, 2/15/2027	208,205
280,000		Florida Gas Transmission Co. LLC, Sr. Unsecd. Note, Series 144A, 5.45%, 7/15/2020	298,795
1,600,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.30%, 9/15/2020	1,706,293
395,000		MPLX LP, Sr. Unsecd. Note, 4.125%, 3/1/2027	405,215
345,000		ONEOK, Inc., Sr. Unsecd. Note, 4.00%, 7/13/2027	350,242
540,000		Texas Eastern Transmission LP, Sr. Unsecd. Note, Series 144A, 2.80%, 10/15/2022	537,071
610,000		Williams Partners LP, 5.25%, 3/15/2020	644,657
380,000		Williams Partners LP, Sr. Unsecd. Note, 4.125%, 11/15/2020	394,806
		TOTAL	6,691,220
		Energy - Oil Field Services—0.6%
500,000		Nabors Industries, Inc., Sr. Unsecd. Note, 5.50%, 1/15/2023	486,250
52,000		Noble Holding International Ltd., Company Guarantee, 4.90%, 8/1/2020	50,180
300,000		Schlumberger Holdings Corp., Sr. Unsecd. Note, Series 144A, 3.00%, 12/21/2020	304,055
300,000		Schlumberger Holdings Corp., Sr. Unsecd. Note, Series 144A, 4.00%, 12/21/2025	315,699
		TOTAL	1,156,184
		Energy - Refining—0.5%
215,000		Valero Energy Corp., 7.50%, 4/15/2032	290,333
635,000		Valero Energy Corp., Sr. Unsecd. Note, 6.625%, 6/15/2037	838,839
		TOTAL	1,129,172
		Financial Institution - Banking—21.6%
500,000		American Express Credit Corp., Sr. Unsecd. Note, Series MTN, 2.70%, 3/3/2022	501,852
450,000		Associated Banc-Corp., Sub. Note, 4.25%, 1/15/2025	463,923
500,000		BB&T Corp., Sr. Unsecd. Note, Series MTN, 2.25%, 2/1/2019	500,903
245,000		BB&T Corp., Sr. Unsecd. Note, Series MTN, 2.75%, 4/1/2022	246,856
1,000,000		Bank of America Corp., Series L, 2.65%, 4/1/2019	1,005,783
500,000	[1]	Bank of America Corp., Sr. Unsecd. Note, 3.705%, (3-month USLIBOR +1.512%), 4/24/2028	513,653
2,200,000	[1]	Bank of America Corp., Sr. Unsecd. Note, Series GMTN, 2.816%, (3-month USLIBOR +0.930%), 7/21/2023	2,196,816
500,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 3.248%, 10/21/2027	496,628
700,000		Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 2.30%, 9/11/2019	701,919
300,000	[1]	Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 2.661%, (3-month USLIBOR +0.634%), 5/16/2023	299,986
550,000		Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 3.25%, 9/11/2024	561,929
340,000		Capital One Financial Corp., Sr. Unsecd. Note, 2.45%, 4/24/2019	340,870
600,000		Capital One Financial Corp., Sr. Unsecd. Note, 3.05%, 3/9/2022	604,713
500,000		Citigroup, Inc., 4.125%, 7/25/2028	516,267
1,000,000		Citigroup, Inc., Sr. Note, 5.375%, 8/9/2020	1,073,116
750,000	[1]	Citigroup, Inc., Sr. Unsecd. Note, 2.876%, (3-month USLIBOR +0.950%), 7/24/2023	746,937
480,000		Citigroup, Inc., Sr. Unsecd. Note, 3.40%, 5/1/2026	483,610
500,000		Citigroup, Inc., Sr. Unsecd. Note, 3.70%, 1/12/2026	515,515
Annual Shareholder Report
9

Principal Amount			Value
		CORPORATE BONDS—continued
		Financial Institution - Banking—continued
$150,000		Citigroup, Inc., Sr. Unsecd. Note, 4.50%, 1/14/2022	$159,694
1,160,000		Citizens Financial Group, Inc., Sub. Note, Series 144A, 4.15%, 9/28/2022	1,204,123
480,000		City National Corp., Sr. Unsecd. Note, 5.25%, 9/15/2020	514,839
300,000		Comerica, Inc., 3.80%, 7/22/2026	304,822
400,000		Compass Bank, Birmingham, Sr. Unsecd. Note, Series BKNT, 2.75%, 9/29/2019	401,226
500,000		Compass Bank, Birmingham, Sub. Note, Series BKNT, 3.875%, 4/10/2025	502,259
445,000		Fifth Third Bancorp, Sr. Unsecd. Note, 2.875%, 7/27/2020	449,942
630,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 2.35%, 11/15/2021	620,948
1,000,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 2.60%, 12/27/2020	1,000,526
500,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.00%, 4/26/2022	502,148
1,000,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.50%, 11/16/2026	1,006,632
500,000		Goldman Sachs Group, Inc., Sub. Note, 4.25%, 10/21/2025	522,957
500,000		HSBC Bank USA, N.A., Sub. Note, Series BKNT, 4.875%, 8/24/2020	528,931
1,341,000		HSBC USA, Inc., Sr. Unsecd. Note, 2.75%, 8/7/2020	1,348,766
500,000		HSBC USA, Inc., Sr. Unsecd. Note, 3.50%, 6/23/2024	513,757
1,130,000		Huntington Bancshares, Inc., Sr. Unsecd. Note, 2.30%, 1/14/2022	1,112,736
500,000		Huntington National Bank, Sr. Unsecd. Note, 2.375%, 3/10/2020	499,474
500,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 2.25%, 1/23/2020	499,788
250,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 2.35%, 1/28/2019	250,514
500,000	[1]	JPMorgan Chase & Co., Sr. Unsecd. Note, 3.782%, (3-month USLIBOR +1.337%), 2/1/2028	518,575
1,000,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 4.50%, 1/24/2022	1,070,527
1,000,000		JPMorgan Chase & Co., Sub. Note, 3.375%, 5/1/2023	1,017,051
1,000,000		JPMorgan Chase & Co., Sub. Note, 3.875%, 9/10/2024	1,043,818
510,000		MUFG Americas Holdings Corp., Sr. Unsecd. Note, 3.00%, 2/10/2025	503,899
250,000		MUFG Americas Holdings Corp., Sr. Unsecd. Note, 3.50%, 6/18/2022	256,392
410,000		MUFG Union Bank, N.A., Sr. Unsecd. Note, 2.25%, 5/6/2019	409,520
2,440,000	[1]	Manufacturers & Traders Trust Co., Sub. Note, Series BKNT, 2.121%, (3-month USLIBOR +0.640%), 12/1/2021	2,427,904
750,000		Morgan Stanley, Sec. Fac. Bond, 2.75%, 5/19/2022	747,613
500,000		Morgan Stanley, Sr. Unsecd. Note, 3.625%, 1/20/2027	512,173
970,000		Morgan Stanley, Sr. Unsecd. Note, 5.75%, 1/25/2021	1,057,400
500,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 5.50%, 7/24/2020	536,377
250,000		Morgan Stanley, Sub. Note, 5.00%, 11/24/2025	273,944
1,000,000		Morgan Stanley, Sub. Note, Series MTN, 4.10%, 5/22/2023	1,042,944
890,000		Regions Financial Corp., Sr. Unsecd. Note, 3.20%, 2/8/2021	906,108
250,000	[1]	State Street Corp., Sr. Unsecd. Note, 2.653%, (3-month USLIBOR +0.635%), 5/15/2023	250,195
700,000		State Street Corp., Sr. Unsecd. Note, 3.30%, 12/16/2024	723,523
200,000		SunTrust Bank, Sub. Note, 3.30%, 5/15/2026	198,385
530,000		SunTrust Bank, Inc., Sr. Unsecd. Note, 2.50%, 5/1/2019	532,109
750,000		U.S. Bancorp, Sr. Unsecd. Note, Series V, 2.625%, 1/24/2022	754,645
500,000		Wells Fargo & Co., Series MTN, 3.50%, 3/8/2022	516,519
620,000		Wells Fargo & Co., Sr. Unsecd. Note, 3.00%, 10/23/2026	608,225
1,500,000		Wells Fargo & Co., Sr. Unsecd. Note, 3.069%, 1/24/2023	1,511,942
500,000		Wells Fargo & Co., Sr. Unsecd. Note, Series MTN, 2.55%, 12/7/2020	502,198
1,175,000		Westpac Banking Corp., Sr. Unsecd. Note, 4.875%, 11/19/2019	1,231,956
1,900,000		Wilmington Trust Corp., Sub. Note, 8.50%, 4/2/2018	1,930,212
		TOTAL	44,799,512
		Financial Institution - Broker/Asset Mgr/Exchange—1.8%
170,000		Cantor Fitzgerald LP, Bond, 7.875%, Series 144A, 10/15/2019	184,073
370,000		Eaton Vance Corp., Sr. Unsecd. Note, 3.625%, 6/15/2023	381,835
350,000		Franklin Resources, Inc., Sr. Unsecd. Note, 4.625%, 5/20/2020	367,790
Annual Shareholder Report
10

Principal Amount		Value
	CORPORATE BONDS—continued
	Financial Institution - Broker/Asset Mgr/Exchange—continued
$220,000	Invesco Finance PLC, Sr. Unsecd. Note, 3.75%, 1/15/2026	$227,615
590,000	Jefferies Group LLC, Sr. Unsecd. Note, 5.125%, 1/20/2023	640,071
200,000	Jefferies Group LLC, Sr. Unsecd. Note, 6.50%, 1/20/2043	236,527
193,000	Raymond James Financial, Inc., Sr. Unsecd. Note, 5.625%, 4/1/2024	219,057
390,000	Stifel Financial Corp., 4.25%, 7/18/2024	399,969
190,000	Stifel Financial Corp., Sr. Unsecd. Note, 3.50%, 12/1/2020	191,610
500,000	TD Ameritrade Holding Corp., Sr. Unsecd. Note, 3.625%, 4/1/2025	517,984
450,000	TIAA Asset Management Finance Co. LLC, Sr. Unsecd. Note, Series 144A, 2.95%, 11/1/2019	454,452
	TOTAL	3,820,983
	Financial Institution - Finance Companies—2.1%
463,000	Discover Bank, Sub. Note, Series BKNT, 8.70%, 11/18/2019	509,268
500,000	Discover Financial Services, Sr. Unsecd. Note, 4.10%, 2/9/2027	512,974
1,966,000	GE Capital International Funding Co., Sr. Unsecd. Note, 2.342%, 11/15/2020	1,957,598
375,000	HSBC Finance Corp., Sr. Sub. Note, 6.676%, 1/15/2021	417,181
960,000	Macquarie Group Ltd., Sr. Unsecd. Note, Series 144A, 6.00%, 1/14/2020	1,023,200
	TOTAL	4,420,221
	Financial Institution - Insurance - Health—0.6%
750,000	UnitedHealth Group, Inc., Sr. Unsecd. Note, 2.70%, 7/15/2020	758,899
405,000	UnitedHealth Group, Inc., Sr. Unsecd. Note, 3.75%, 7/15/2025	427,197
	TOTAL	1,186,096
	Financial Institution - Insurance - Life—2.2%
800,000	American International Group, Inc., Sr. Unsecd. Note, 4.125%, 2/15/2024	846,258
500,000	Lincoln National Corp., Sr. Secd. Note, 8.75%, 7/1/2019	546,068
290,000	Lincoln National Corp., Sr. Unsecd. Note, 4.20%, 3/15/2022	305,655
172,000	Massachusetts Mutual Life Insurance Co., Sub. Note, Series 144A, 8.875%, 6/1/2039	285,359
800,000	MetLife, Inc., Sr. Unsecd. Note, 4.75%, 2/8/2021	856,816
500,000	New York Life Global Funding, Sec. Fac. Bond, Series 144A, 2.00%, 4/9/2020	496,953
350,000	Penn Mutual Life Insurance Co., Sr. Note, Series 144A, 7.625%, 6/15/2040	489,542
235,000	Principal Life Global Funding II, Series 144A, 2.20%, 4/8/2020	234,168
400,000	Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 4.60%, 5/15/2044	455,585
	TOTAL	4,516,404
	Financial Institution - Insurance - P&C—1.5%
200,000	Berkshire Hathaway, Inc., Sr. Unsecd. Note, 2.20%, 3/15/2021	199,446
680,000	CNA Financial Corp., Sr. Unsecd. Note, 5.875%, 8/15/2020	735,938
250,000	Chubb INA Holdings, Inc., 2.30%, 11/3/2020	249,685
300,000	Chubb INA Holdings, Inc., Sr. Unsecd. Note, 3.35%, 5/15/2024	309,201
500,000	Liberty Mutual Group, Inc., Series 144A, 4.85%, 8/1/2044	557,369
600,000	Nationwide Mutual Insurance Co., Sub. Note, Series 144A, 9.375%, 8/15/2039	1,022,798
	TOTAL	3,074,437
	Financial Institution - REIT - Apartment—0.7%
395,000	Avalonbay Communities, Inc., Sr. Unsecd. Note, Series MTN, 3.35%, 5/15/2027	398,407
550,000	Post Apartment Homes LP, Sr. Unsecd. Note, 3.375%, 12/1/2022	558,089
300,000	UDR, Inc., Company Guarantee, Series 0001, 4.625%, 1/10/2022	318,423
200,000	UDR, Inc., Sr. Unsecd. Note, Series MTN, 2.95%, 9/1/2026	192,525
	TOTAL	1,467,444
	Financial Institution - REIT - Healthcare—0.9%
960,000	Health Care REIT, Inc., Sr. Unsecd. Note, 6.125%, 4/15/2020	1,037,418
500,000	Healthcare Trust of America, 3.70%, 4/15/2023	511,711
310,000	Physicians Realty Trust, Sr. Unsecd. Note, 4.30%, 3/15/2027	315,913
	TOTAL	1,865,042
Annual Shareholder Report
11

Principal Amount		Value
	CORPORATE BONDS—continued
	Financial Institution - REIT - Office—0.7%
$500,000	Alexandria Real Estate Equities, Inc., 2.75%, 1/15/2020	$502,318
450,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 4.60%, 4/1/2022	478,229
480,000	Boston Properties LP, Sr. Unsecd. Note, 3.20%, 1/15/2025	479,105
	TOTAL	1,459,652
	Financial Institution - REIT - Other—0.4%
300,000	ProLogis LP, Sr. Unsecd. Note, 4.25%, 8/15/2023	321,514
450,000	WP Carey, Inc., Sr. Unsecd. Note, 4.60%, 4/1/2024	470,620
	TOTAL	792,134
	Financial Institution - REIT - Retail—0.7%
396,000	Kimco Realty Corp., Sr. Unsecd. Note, 3.20%, 5/1/2021	402,849
100,000	Kimco Realty Corp., Sr. Unsecd. Note, 3.40%, 11/1/2022	102,077
450,000	Regency Centers Corp., Sr. Unsecd. Note, 3.75%, 11/15/2022	461,431
421,000	Regency Centers LP, Company Guarantee, 4.80%, 4/15/2021	445,014
	TOTAL	1,411,371
	Municipal Services—0.9%
872,930	Army Hawaii Family Housing, Series 144A, 5.524%, 6/15/2050	1,002,625
740,000	Camp Pendleton & Quantico Housing LLC, Series 144A, 5.572%, 10/1/2050	823,064
	TOTAL	1,825,689
	Sovereign—0.5%
320,000	Corp Andina De Fomento, Sr. Unsecd. Note, 4.375%, 6/15/2022	341,725
510,000	Inter-American Development Bank, Series MTN, 6.75%, 7/15/2027	664,876
	TOTAL	1,006,601
	Technology—6.2%
500,000	Adobe Systems, Inc., Sr. Unsecd. Note, 3.25%, 2/1/2025	513,845
500,000	Apple, Inc., Sr. Unsecd. Note, 2.10%, 9/12/2022	490,870
650,000	Apple, Inc., Sr. Unsecd. Note, 2.40%, 5/3/2023	643,693
400,000	Apple, Inc., Sr. Unsecd. Note, 3.20%, 5/13/2025	408,376
125,000	Apple, Inc., Sr. Unsecd. Note, 4.45%, 5/6/2044	143,002
340,000	Automatic Data Processing, Inc., 3.375%, 9/15/2025	351,192
800,000	BMC Software, Inc., 7.25%, 6/1/2018	814,000
230,000	Broadcom Corp., Sr. Unsecd. Note, Series 144A, 3.625%, 1/15/2024	228,969
280,000	Broadcom Corp., Sr. Unsecd. Note, Series 144A, 3.875%, 1/15/2027	275,976
400,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Term Loan—1st Lien, Series 144A, 4.42%, 6/15/2021	417,093
400,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Term Loan—1st Lien, Series 144A, 6.02%, 6/15/2026	441,662
345,000	Equifax, Inc., Sr. Unsecd. Note, 2.30%, 6/1/2021	336,996
83,000	Fidelity National Information Services, Inc., Sr. Unsecd. Note, 3.875%, 6/5/2024	86,741
130,000	Flextronics International Ltd., Sr. Unsecd. Note, 4.75%, 6/15/2025	139,267
300,000	Hewlett Packard Enterprise Co., Sr. Unsecd. Note, 2.85%, 10/5/2018	301,500
670,000	Ingram Micro, Inc., Sr. Unsecd. Note, 5.00%, 8/10/2022	657,455
250,000	Intel Corp., Sr. Unsecd. Note, 2.45%, 7/29/2020	252,801
500,000	Intel Corp., Sr. Unsecd. Note, 3.70%, 7/29/2025	528,744
460,000	Keysight Technologies, Inc., 4.55%, 10/30/2024	488,610
1,500,000	Microsoft Corp., Sr. Unsecd. Note, 1.55%, 8/8/2021	1,461,115
750,000	Microsoft Corp., Sr. Unsecd. Note, 2.40%, 8/8/2026	723,904
300,000	Molex Electronics Technologies LLC, Sr. Unsecd. Note, Series 144A, 2.878%, 4/15/2020	300,212
190,000	Molex Electronics Technologies LLC, Unsecd. Note, Series 144A, 3.90%, 4/15/2025	193,987
250,000	Oracle Corp., Sr. Unsecd. Note, 2.80%, 7/8/2021	253,777
750,000	Oracle Corp., Sr. Unsecd. Note, 3.40%, 7/8/2024	778,188
190,000	Qualcomm, Inc., Sr. Unsecd. Note, 2.10%, 5/20/2020	189,255
310,000	Qualcomm, Inc., Sr. Unsecd. Note, 2.60%, 1/30/2023	302,549
Annual Shareholder Report
12

Principal Amount			Value
		CORPORATE BONDS—continued
		Technology—continued
$350,000		Total System Services, Inc., Sr. Unsecd. Note, 3.80%, 4/1/2021	$358,972
195,000		Verisk Analytics, Inc., Sr. Unsecd. Note, 4.125%, 9/12/2022	203,768
670,000		Verisk Analytics, Inc., Sr. Unsecd. Note, 4.875%, 1/15/2019	686,203
		TOTAL	12,972,722
		Transportation - Airlines—0.0%
99,842	[2]	Continental Airlines, Inc., Equip. Trust, Series 991A, 6.545%, 2/2/2019	102,338
		Transportation - Railroads—1.0%
43,952		Burlington Northern Santa Fe Corp., Pass Thru Cert., Series 99-2, 7.57%, 1/2/2021	46,105
1,100,000		Burlington Northern Santa Fe Corp., Sr. Unsecd. Note, 3.45%, 9/15/2021	1,136,983
850,000		Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 3.00%, 5/15/2023	843,545
		TOTAL	2,026,633
		Transportation - Services—0.5%
500,000		Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, Series 144A, 3.375%, 2/1/2022	509,769
125,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.25%, 9/1/2021	123,159
280,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.80%, 3/1/2022	279,579
150,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 3.45%, 11/15/2021	153,940
		TOTAL	1,066,447
		Utility - Electric—6.6%
310,000		AEP Texas, Inc., Sr. Unsecd. Note, 3.85%, 10/1/2025	324,173
420,000		Ameren Corp., Sr. Unsecd. Note, 2.70%, 11/15/2020	421,636
880,000		American Electric Power Co., Inc., Sr. Unsecd. Note, Series F, 2.95%, 12/15/2022	893,380
500,000		Berkshire Hathaway Energy Co., 3.50%, 2/1/2025	516,180
1,016,295		Bruce Mansfield Unit 1 2, Pass Thru Cert., 6.85%, 6/1/2034	345,540
210,000		Consolidated Edison Co., Sr. Unsecd. Note, 2.00%, 5/15/2021	206,939
250,000		Duke Energy Corp., Sr. Unsecd. Note, 1.80%, 9/1/2021	243,351
750,000		Duke Energy Corp., Sr. Unsecd. Note, 2.40%, 8/15/2022	737,571
500,000		EDP Finance BV, Sr. Unsecd. Note, Series 144A, 3.625%, 7/15/2024	503,956
1,000,000	[1]	Electricite de France SA, Jr. Sub. Note, Series 144A, 5.625%, 7/22/2066	1,036,250
180,000		Emera US Finance LP, Sr. Unsecd. Note, 2.70%, 6/15/2021	179,691
470,000		Enel Finance International NV, Sr. Unsecd. Note, Series 144A, 2.875%, 5/25/2022	469,144
270,000		Fortis, Inc., Sr. Unsecd. Note, 2.10%, 10/4/2021	263,760
240,000		Fortis, Inc., Sr. Unsecd. Note, 3.055%, 10/4/2026	232,106
235,000		Great Plains Energy, Inc., Note, 4.85%, 6/1/2021	249,064
600,000		National Rural Utilities Cooperative Finance Corp., Sec. Fac. Bond, 2.40%, 4/25/2022	596,881
140,000		National Rural Utilities Cooperative Finance Corp., Sr. Unsecd. Note, 2.95%, 2/7/2024	141,135
900,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 2.40%, 9/15/2019	902,577
366,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 2.70%, 9/15/2019	368,347
300,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 3.55%, 5/1/2027	306,097
110,000		NiSource Finance Corp., Sr. Unsecd. Note, 2.65%, 11/17/2022	109,279
500,000		NiSource Finance Corp., Sr. Unsecd. Note, 3.49%, 5/15/2027	509,765
500,000		Northeast Utilities, Sr. Unsecd. Note, 1.60%, 1/15/2018	499,901
590,000		PPL Capital Funding, Inc., Sr. Unsecd. Note, 4.20%, 6/15/2022	623,962
425,000		PSEG Power LLC, Sr. Unsecd. Note, 4.15%, 9/15/2021	443,537
250,000		Public Service Enterprises Group, Inc., Sr. Unsecd. Note, 2.00%, 11/15/2021	244,259
530,000		Southern Co., Sr. Unsecd. Note, 1.85%, 7/1/2019	526,937
250,000		Southern Co., Sr. Unsecd. Note, 3.25%, 7/1/2026	245,565
230,000		TECO Finance, Inc., Company Guarantee, 5.15%, 3/15/2020	242,181
800,000		UIL Holdings Corp., Sr. Unsecd. Note, 4.625%, 10/1/2020	838,194
450,000		Wisconsin Energy Corp., Sr. Unsecd. Note, 3.55%, 6/15/2025	460,698
		TOTAL	13,682,056
Annual Shareholder Report
13

Principal Amount		Value
	CORPORATE BONDS—continued
	Utility - Natural Gas—1.8%
$250,000	Atmos Energy Corp., Sr. Unsecd. Note, 3.00%, 6/15/2027	$248,979
1,000,000	Enbridge Energy Partners LP, Sr. Unsecd. Note, 4.20%, 9/15/2021	1,040,222
1,100,000	National Fuel Gas Co., Sr. Unsecd. Note, 3.75%, 3/1/2023	1,115,562
600,000	Sempra Energy, Sr. Unsecd. Note, 1.625%, 10/7/2019	592,714
300,000	Southeast Supply Header LLC, Sr. Unsecd. Note, Series 144A, 4.25%, 6/15/2024	310,588
500,000	TransCanada PipeLines Ltd., Sr. Unsecd. Note, 2.125%, 11/15/2019	498,359
	TOTAL	3,806,424
	Utility - Natural Gas Distributor—0.2%
450,000	Southern Co. Gas Capital, Sr. Unsecd. Note, 2.45%, 10/1/2023	436,006
	TOTAL CORPORATE BONDS (IDENTIFIED COST $197,078,703)	200,830,994
	MORTGAGE-BACKED SECURITIES—0.1%
	Federal Home Loan Mortgage Corporation—0.0%
921	Federal Home Loan Mortgage Corp., Pool C01051, 8.00%, 9/1/2030	1,087
	Federal National Mortgage Association—0.0%
29	Federal National Mortgage Association, Pool 50276, 9.50%, 2/1/2020	30
	Government National Mortgage Association—0.1%
2,654	Government National Mortgage Association, Pool 1512, 7.50%, 12/20/2023	2,949
3,011	Government National Mortgage Association, Pool 2630, 6.50%, 8/20/2028	3,416
4,112	Government National Mortgage Association, Pool 2631, 7.00%, 8/20/2028	4,732
6,116	Government National Mortgage Association, Pool 2658, 6.50%, 10/20/2028	6,948
9,232	Government National Mortgage Association, Pool 2701, 6.50%, 1/20/2029	10,493
368	Government National Mortgage Association, Pool 276337, 10.00%, 8/15/2019	385
6,389	Government National Mortgage Association, Pool 2796, 7.00%, 8/20/2029	7,391
1,586	Government National Mortgage Association, Pool 3039, 6.50%, 2/20/2031	1,818
4,110	Government National Mortgage Association, Pool 3040, 7.00%, 2/20/2031	4,777
14,547	Government National Mortgage Association, Pool 3188, 6.50%, 1/20/2032	16,769
11,079	Government National Mortgage Association, Pool 3239, 6.50%, 5/20/2032	12,753
22,473	Government National Mortgage Association, Pool 3261, 6.50%, 7/20/2032	25,908
1,177	Government National Mortgage Association, Pool 493514, 8.00%, 9/15/2030	1,321
5,124	Government National Mortgage Association, Pool 516688, 8.00%, 8/15/2029	6,134
	TOTAL	105,794
	TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $93,018)	106,911
	MUNICIPAL BOND—0.2%
	Municipal Services—0.2%
410,000	Chicago, IL, Taxable Project and Refunding Series 2012B GO Bonds, 5.432%, 1/1/2042 (IDENTIFIED COST $410,000)	394,834
	FOREIGN GOVERNMENTS/AGENCIES—0.6%
	Sovereign—0.6%
225,000	Colombia, Government of, Sr. Unsecd. Note, 4.375%, 7/12/2021	237,263
900,000	Qatar, Government of, Series 144A, 5.25%, 1/20/2020	944,989
	TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $1,124,098)	1,182,252
	COLLATERALIZED MORTGAGE OBLIGATION—0.1%
	Commercial Mortgage—0.1%
193,974	TIAA Seasoned Commercial Mortgage Trust 2007-C4, Class AJ, 5.476%, 8/15/2039 (IDENTIFIED COST $192,464)	193,535
Annual Shareholder Report
14

Principal Amount		Value
	REPURCHASE AGREEMENT—1.3%
$2,803,000	Interest in $950,000,000 joint repurchase agreement 1.42%, dated 12/29/2017 under which Bank of America, N.A. will repurchase securities provided as collateral for $950,149,889 on 1/2/2018. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities maturing on 7/20/2046 and the market value of those underlying securities was $969,152,887. (IDENTIFIED COST $2,803,000)	$2,803,000
	TOTAL INVESTMENT IN SECURITIES—99.0% (IDENTIFIED COST $201,701,283)[3]	205,511,526
	OTHER ASSETS AND LIABILITIES - NET—1.0%[4]	2,110,982
	TOTAL NET ASSETS—100%	$207,622,508
At December 31, 2017, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
5U.S. Treasury Note 10-Year Long Futures	100	$12,404,688	March 2018	$(67,745)
5U.S. Treasury Long Bond Short Futures	45	$6,885,000	March 2018	$5,875
5U.S. Treasury Note 2-Year Short Futures	15	$3,211,641	March 2018	$5,638
5U.S. Treasury Ultra Bond Short Futures	14	$2,347,188	March 2018	$(10,491)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(66,723)
Net Unrealized Appreciation (Depreciation) on Futures Contracts is included in “Other Assets and Liabilities—Net.”
1	Floating/variable note with current rate and current maturity or next reset date shown. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
2	Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees (the “Trustees”).
3	The cost of investments for federal tax purposes amounts to $201,701,431.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
5	Non-income-producing security.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2017.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
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The following is a summary of the inputs used, as of December 31, 2017, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$200,728,656	$102,338	$200,830,994
Mortgage-Backed Securities	—	106,911	—	106,911
Municipal Bond	—	394,834	—	394,834
Foreign Governments/Agencies	—	1,182,252	—	1,182,252
Collateralized Mortgage Obligations	—	193,535	—	193,535
Repurchase Agreement	—	2,803,000	—	2,803,000
TOTAL SECURITIES	$—	$205,409,188	$102,338	$205,511,526
Other Financial Instruments
Assets
Futures	$11,513	$—	$—	$11,513
Liabilities
Futures	(78,236)	—	—	(78,236)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(66,723)	$—	$—	$(66,723)
The following acronyms are used throughout this portfolio:
BKNT	—Bank Note
GMTN	—Global Medium Term Note
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.98	$10.97	$11.42	$11.43	$11.80
Income From Investment Operations:
Net investment income[1]	0.31	0.34	0.37	0.40	0.41
Net realized and unrealized gain (loss) on investments and futures contracts	0.12	0.07	(0.39)	0.03	(0.29)
TOTAL FROM INVESTMENT OPERATIONS	0.43	0.41	(0.02)	0.43	0.12
Less Distributions:
Distributions from net investment income	(0.36)	(0.40)	(0.43)	(0.44)	(0.49)
Net Asset Value, End of Period	$11.05	$10.98	$10.97	$11.42	$11.43
Total Return[2]	4.04%	3.82%	(0.24)%	3.79%	1.04%
Ratios to Average Net Assets:
Net expenses	0.74%	0.73%	0.73%	0.73%	0.73%
Net investment income	2.81%	3.10%	3.30%	3.53%	3.55%
Expense waiver/reimbursement[3]	0.06%	0.07%	0.05%	0.04%	0.06%
Supplemental Data:
Net assets, end of period (000 omitted)	$185,026	$188,831	$198,990	$220,355	$230,647
Portfolio turnover	27%	26%	17%	18%	23%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.94	$10.93	$11.37	$11.38	$11.75
Income From Investment Operations:
Net investment income[1]	0.28	0.31	0.34	0.38	0.38
Net realized and unrealized gain (loss) on investments and futures contracts	0.12	0.07	(0.38)	0.01	(0.29)
TOTAL FROM INVESTMENT OPERATIONS	0.40	0.38	(0.04)	0.39	0.09
Less Distributions:
Distributions from net investment income	(0.33)	(0.37)	(0.40)	(0.40)	(0.46)
Net Asset Value, End of Period	$11.01	$10.94	$10.93	$11.37	$11.38
Total Return[2]	3.75%	3.53%	(0.44)%	3.51%	0.75%
Ratios to Average Net Assets:
Net expenses	0.99%	0.98%	0.98%	0.98%	0.98%
Net investment income	2.56%	2.86%	3.04%	3.29%	3.29%
Expense waiver/reimbursement[3]	0.06%	0.07%	0.05%	0.04%	0.06%
Supplemental Data:
Net assets, end of period (000 omitted)	$22,596	$23,920	$27,977	$33,857	$38,536
Portfolio turnover	27%	26%	17%	18%	23%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Assets and Liabilities
December 31, 2017
Assets:
Investment in securities, at value (identified cost $201,701,283)		$205,511,526
Cash		1,692
Restricted cash (Note 2)		100,250
Income receivable		2,046,969
Receivable for shares sold		161,342
Receivable for daily variation margin on futures contracts		1,393
TOTAL ASSETS		207,823,172
Liabilities:
Payable for shares redeemed	$79,210
Payable to adviser (Note 5)	9,017
Payable for administrative fees (Note 5)	1,367
Payable for custodian fees	5,057
Payable for transfer agent fee	3,800
Payable for auditing fees	22,030
Payable for portfolio accounting fees	63,423
Payable for distribution services fee (Note 5)	4,864
Payable for insurance premiums	3,921
Accrued expenses (Note 5)	7,975
TOTAL LIABILITIES		200,664
Net assets for 18,801,171 shares outstanding		$207,622,508
Net Assets Consist of:
Paid-in capital		$197,929,819
Net unrealized appreciation of investments and futures contracts		3,743,520
Accumulated net realized gain on investments and futures contracts		66,575
Undistributed net investment income		5,882,594
TOTAL NET ASSETS		$207,622,508
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
Net asset value per share ($185,026,124 ÷ 16,749,403 shares outstanding), no par value, unlimited shares authorized		$11.05
Service Shares:
Net asset value per share ($22,596,384 ÷ 2,051,768 shares outstanding), no par value, unlimited shares authorized		$11.01
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Operations
Year Ended December 31, 2017
Investment Income:
Interest		$7,513,965
Expenses:
Investment adviser fee (Note 5)	$1,269,713
Administrative fee (Note 5)	167,510
Custodian fees	11,657
Transfer agent fee	20,525
Directors'/Trustees' fees (Note 5)	3,002
Auditing fees	25,920
Legal fees	8,583
Portfolio accounting fees	79,444
Distribution services fee (Note 5)	59,562
Printing and postage	77,983
Miscellaneous (Note 5)	26,099
TOTAL EXPENSES	1,749,998
Waiver:
Waiver of investment adviser fee (Note 5)	$(119,617)
Net expenses		1,630,381
Net investment income		5,883,584
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments		1,404,861
Net realized loss on futures contracts		(424,430)
Net change in unrealized appreciation of investments		1,516,509
Net change in unrealized depreciation of futures contracts		(64,615)
Net realized and unrealized gain on investments and futures contracts		2,432,325
Change in net assets resulting from operations		$8,315,909
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Statement of Changes in Net Assets
Year Ended December 31	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,883,584	$6,854,788
Net realized gain on investments and futures contracts	980,431	754,359
Net change in unrealized appreciation/depreciation of investments and futures contracts	1,451,894	932,107
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	8,315,909	8,541,254
Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(6,150,393)	(7,034,809)
Service Shares	(704,143)	(909,198)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(6,854,536)	(7,944,007)
Share Transactions:
Proceeds from sale of shares	14,911,393	15,156,631
Net asset value of shares issued to shareholders in payment of distributions declared	6,854,533	7,944,007
Cost of shares redeemed	(28,355,851)	(37,913,109)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(6,589,925)	(14,812,471)
Change in net assets	(5,128,552)	(14,215,224)
Net Assets:
Beginning of period	212,751,060	226,966,284
End of period (including undistributed net investment income of $5,882,594 and $6,853,546, respectively)	$207,622,508	$212,751,060
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Notes to Financial Statements
December 31, 2017
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Quality Bond Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
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■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Primary Shares and Service Shares may bear distribution services fees unique to those classes. The detail of the total fund expense waiver of $119,617 is disclosed in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration risk and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in
Annual Shareholder Report
23

the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $15,560,289 and $19,043,260, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional Disclosure Related to Derivative Instruments
Asset
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for daily variation margin on futures contracts	$(66,723)*
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2017
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(424,430)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(64,615)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended December 31	2017		2016
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	1,108,844	$12,178,568	1,301,003	$14,280,877
Shares issued to shareholders in payment of distributions declared	572,662	6,150,393	656,233	7,034,809
Shares redeemed	(2,130,443)	(23,413,689)	(2,901,973)	(31,983,988)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(448,937)	$(5,084,728)	(944,737)	$(10,668,302)
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Year Ended December 31	2017		2016
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	250,406	$2,732,825	79,596	$875,754
Shares issued to shareholders in payment of distributions declared	65,623	704,140	84,892	909,198
Shares redeemed	(450,145)	(4,942,162)	(538,703)	(5,929,121)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(134,116)	$(1,505,197)	(374,215)	$(4,144,169)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(583,053)	$(6,589,925)	(1,318,952)	$(14,812,471)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for expiration of capital loss carryforwards.
For the year ended December 31, 2017, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gain (Loss)
$(371,956)	$371,956
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2017 and 2016, was as follows:
	2017	2016
Ordinary income	$6,854,536	$7,944,007
As of December 31, 2017, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$5,882,594
Net unrealized appreciation	$3,810,095
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of losses on wash sales and mark-to-market of futures contracts.
At December 31, 2017, the cost of investments for federal tax purposes was $201,701,431. The net unrealized appreciation of investments for federal tax purposes was $3,810,095. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $5,427,531 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,617,436. The amounts presented are inclusive of derivative contracts.
The Fund used capital loss carryforwards of $915,735 to offset capital gains realized during the year ended December 31, 2017.
Capital loss carryforwards of $371,956 expired during the year ended December 31, 2017.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2017, the Adviser voluntarily waived $119,617 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2017, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
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Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2017, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Service Shares	$59,562
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2017, FSC retained $34 of fees paid by the Fund. For the year ended December 31, 2017, the Fund's Primary Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC and FAS) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.73% and 0.98% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2017, were as follows:
Purchases	$56,071,173
Sales	$60,718,832
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26

7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2017, the Fund had no outstanding loans. During the year ended December 31, 2017, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2017, there were no outstanding loans. During the year ended December 31, 2017, the program was not utilized.
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27

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF THE FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED QUALITY BOND FUND II:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Quality Bond Fund II (the “Fund”), a portfolio of Federated Insurance Series, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor for one or more of Federated Investors'- investment companies since 2006.
Boston, Massachusetts
February 14, 2018
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds used as variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$1,010.10	$3.70
Service Shares	$1,000	$1,008.20	$4.96
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,021.50	$3.72
Service Shares	$1,000	$1,020.30	$4.99
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	0.73%
Service Shares	0.98%
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In Memoriam
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue and John W. (“John”) McGonigle. They will be greatly missed.
Jack Donahue
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
Jack Donahue, along with Richard B. Fisher, founded Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend.
John McGonigle
(Former Secretary of the Federated Funds, Former Director, Secretary and Chief Legal Officer of Federated Investors, Inc.)
John McGonigle served the Federated Funds and their respective Boards with distinction for more than 50 years as Fund Secretary and also served as Director for several closed-end funds. Mr. McGonigle was a gifted lawyer and wise counselor with a genial presence, keen intellect and convivial demeanor. A man of deep faith, he was a devoted husband, father and grandfather. A graduate of Duquesne University School of Law, Mr. McGonigle served as an officer in the U.S. Army for two years, achieving the rank of Captain. He also served on the staff of the Securities and Exchange Commission before joining Federated in 1966. Among many professional accomplishments, Mr. McGonigle helped fashion the regulatory foundation for money market funds, established Federated's first offshore funds in Ireland, and represented Federated on the Board of Governors of the Investment Company Institute where he was a member of the Executive Committee. Federated expresses deep gratitude for Mr. McGonigle and his impact on his family, friends, the community, and the mutual fund industry.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
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Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.), where she currently serves as a member of the Compensation, Nominating and Corporate Governance Committee (Chair) and the Health, Safety and Environmental Committee. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: September 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.)
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Annual Shareholder Report
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Evaluation and Approval of Advisory Contract–May 2017
Federated Quality Bond Fund II (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term at its May 2017 meetings. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. Consistent with the judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of Federated Investment Management Company (the “Adviser”) and its advisory affiliates for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings at which the Board's formal approval of the investment advisory contract occurred. At the May meetings in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales
Annual Shareholder Report
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charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's contractual advisory fee rate and other expenses relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of, and the compliance-related resources provided to, the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Senior Officer's Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
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The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels. It should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Quality Bond Fund II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916884
CUSIP 313916785
G00433-14 (2/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.
Annual Shareholder Report
December 31, 2017

Federated Fund for U.S. Government Securities II

A Portfolio of Federated Insurance Series
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2017 through December 31, 2017. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Fund for U.S. Government Securities II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2017, was 1.92%. The Fund's custom benchmark (“Blended Index”),1 which consists of a 67%/33% blend of the Bloomberg Barclays U.S. Mortgage Backed Securities Index and Bloomberg Barclays U.S. Government Index, returned 2.41% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the Blended Index.
During the reporting period, the most significant factors affecting the Fund's performance relative to the Blended Index included: (a) sector allocation; and (b) duration.2
MARKET OVERVIEW
Policymakers took additional steps toward interest rate normalization with adjustments to the federal funds target rate as well as initiating a reduction of central bank portfolio investments. Rising consumer and business confidence, along with over 2 million jobs created during the reporting period, provided the Federal Open Market Committee (FOMC) ample evidence that growth was sufficient to support tighter monetary policy. The federal funds target rate was increased three times to a range of 1.25% to 1.50%. Additionally, the Federal Reserve (the “Fed”) commenced a reduction of reinvestment in the mortgage-backed security (MBS) and Treasury portfolios in order to slowly shrink its $4.5 trillion portfolio. The combination of a higher federal funds target rate and smaller portfolio resulted in tighter monetary policy. Slack demand and tighter monetary policy increased yields for short and intermediate maturity Treasuries while the bid for higher yielding, non-Treasury sectors was robust.
Investor demand for spread sectors remained strong as positive excess returns were posted across the spectrum of fixed-income sectors including high yield, investment-grade corporate debt,3 commercial and residential MBS4 and asset-backed securities (ABS). An environment of steady long-term rates and declining volatility was very supportive of mortgage securities, which posted strong excess returns as mortgage-to-Treasury spreads tightened due to strong buying from real estate investment trusts (REITs) and domestic banks. The Fed reduced MBS and Treasury reinvestment by a monthly maximum of $4 and $6 billion, respectively, beginning in October 2017. While the Fed tightened monetary policy, European and Asian central banks continued to expand balance sheets, flooding the market with increased liquidity in order to support growth. While central bank policies diverged, economic growth converged as growth across developed markets improved. Interest rates remained low in developed markets, supported by easy monetary policy, with the exception of the U.S. where Fed policy led to higher yields for most maturities.5
Short and intermediate Treasury yields increased in response to the tightening of monetary policy. Longer-term yields were little changed, resulting in a flattening of the yield curve as measured by the yield differential between 2- and 10-year yields. 2-year yields increased 70 basis points to 1.88% while 10-year Treasury yields decreased 4 basis points to 2.41%.
Sector Allocation
Spread sectors posted positive excess returns for a variety of sectors held in the portfolio including ABS and agency debt as well as commercial and residential MBS. Commercial MBS posted the strongest excess returns among the listed sectors and significant exposure proved beneficial. The Fund's overweight to spread sectors and an underweight to U.S. Treasuries resulted in sector allocation producing a positive contribution to Fund gross performance without the impact of cash flows, transaction costs and other expenses.
Annual Shareholder Report
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Duration
Portfolio effective duration was below that of the benchmark for a significant portion of the reporting period in a strategy designed to reduce the negative impact of rising interest rates. The strategy proved beneficial as rates increased, most notably for short to intermediate maturity yields. Interest rate strategy incorporated the use of traditional cash bond investments as well as derivatives in the form of Treasury futures contracts.6 Interest rate strategy had a positive impact on gross Fund performance as compared to the Blended Index.
1	The Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMBS) and Bloomberg Barclays U.S. Government Bond Index returned 2.47% and 2.30%, respectively. The Blended Index is being used for comparison purposes because, although it is not the Fund's broad-based securities market index, the Fund's Adviser believes it more closely reflects the market sectors in which the Fund invests. The Fund's broad-based securities market index is the BBMBS. Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2	Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
3	Investment-grade securities are securities that are rated at least “BBB- (minus)” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB- (minus)” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
4	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
5	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
6	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
Annual Shareholder Report
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Fund for U.S. Government Securities II from December 31, 2007 to December 31, 2017, compared to the Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMBS),2 the Bloomberg Barclays U.S. Government Index (BBGI)3 and a blended index comprised of 67% BBMBS and 33% BBGI (“Blended Index”).2,3 The Average Annual Total Return table below shows returns averaged over the stated periods.
GROWTH OF A $10,000 INVESTMENT
Growth of $10,000 as of December 31, 2017
Average Annual Total Returns for the Period Ended 12/31/2017
	1 Year	5 Years	10 Years
Fund	1.92%	1.30%	2.97%
BBMBS	2.47%	2.04%	3.84%
BBGI	2.30%	1.28%	3.23%
Blended Index	2.41%	1.79%	3.64%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BBMBS, BBGI and Blended Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The BBMBS covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The BBGI is a market value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. The index is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report
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Portfolio of Investments Summary Table (unaudited)
At December 31, 2017, the Fund's portfolio composition1 was as follows:
Type of Investments	Percentage of Total Net Assets
U.S. Government Agency Mortgage-Backed Securities	43.9%
U.S. Treasury Securities	26.1%
U.S. Government Agency Commercial Mortgage-Backed Securities	13.9%
U.S. Government Agency Securities	6.4%
Repurchase Agreements	3.5%
Asset-Backed Securities	3.4%
Non-Agency Mortgage-Backed Securities	2.6%
Other Assets and Liabilities—Net[2]	0.2%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
2	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
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Portfolio of Investments
December 31, 2017
Principal Amount		Value
	U.S. TREASURY—26.1%
	U.S. Treasury Bonds—5.2%
$500,000	2.250%, 8/15/2046	$451,016
750,000	2.500%, 2/15/2045	715,137
1,000,000	2.750%, 8/15/2042	1,007,109
1,200,000	2.875%, 8/15/2045	1,230,844
1,250,000	3.000%, 11/15/2044	1,313,281
500,000	3.000%, 11/15/2045	525,117
400,000	3.500%, 2/15/2039	456,750
950,000	4.750%, 2/15/2037	1,265,578
	TOTAL	6,964,832
	U.S. Treasury Notes—20.9%
2,000,000	1.125%, 7/31/2021	1,934,375
2,000,000	1.375%, 4/30/2020	1,975,350
3,000,000	1.375%, 9/30/2020	2,954,048
1,250,000	1.500%, 8/15/2026	1,163,889
1,750,000	1.625%, 7/31/2020	1,736,364
1,000,000	1.625%, 10/31/2023	965,508
3,500,000	1.750%, 11/30/2021	3,451,326
1,000,000	1.750%, 5/31/2022	982,539
1,500,000	1.875%, 1/31/2022	1,484,531
1,000,000	1.875%, 2/28/2022	989,141
2,000,000	1.875%, 3/31/2022	1,977,187
1,000,000	2.000%, 8/31/2021	996,624
3,500,000	2.000%, 2/15/2023	3,463,906
550,000	2.250%, 8/15/2027	542,597
3,000,000	3.125%, 5/15/2021	3,104,553
	TOTAL	27,721,938
	TOTAL U.S. TREASURY (IDENTIFIED COST $34,669,138)	34,686,770
	ASSET-BACKED SECURITIES—3.4%
	Auto Receivables—2.5%
1,223,000	Capital Auto Receivables Asset Trust 2015-2, Class D, 3.160%, 11/20/2020	1,234,413
2,030,000	Santander Drive Auto Receivables Trust 2015-2, Class D, 3.020%, 4/15/2021	2,050,882
	TOTAL	3,285,295
	Other—0.9%
370,579	Sofi Consumer Loan Program Trust 2016-1, Class A, 3.260%, 8/25/2025	373,079
531,462	Sofi Consumer Loan Program Trust 2016-2, Class A, 3.090%, 10/27/2025	534,451
360,218	Sofi Consumer Loan Program Trust 2016-3, Class A, 3.050%, 12/26/2025	362,203
	TOTAL	1,269,733
	TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $4,514,010)	4,555,028
	GOVERNMENT AGENCIES—6.4%
	Federal Farm Credit System—0.9%
1,000,000	5.750%, 12/7/2028	1,274,744
	Federal Home Loan Bank System—1.2%
1,100,000	7.125%, 2/15/2030	1,557,462
	Federal Home Loan Mortgage Corporation—0.1%
72,000	6.750%, 9/15/2029	100,341
Annual Shareholder Report
5

Principal Amount		Value
	GOVERNMENT AGENCIES—continued
	Federal National Mortgage Association—1.1%
$1,500,000	2.125%, 4/24/2026	$1,453,712
	Tennessee Valley Authority Bonds—3.1%
1,700,000	2.875%, 2/1/2027	1,737,523
2,000,000	4.650%, 6/15/2035	2,449,689
	TOTAL	4,187,212
	TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $7,327,411)	8,573,471
	MORTGAGE-BACKED SECURITIES—43.9%
	Federal Home Loan Mortgage Corporation—15.8%
1,663,078	3.000%, 8/1/2043	1,672,828
816,808	3.000%, 5/1/2045	819,045
2,830,401	3.000%, 1/1/2047	2,832,844
1,122,934	3.500%, 4/1/2042	1,161,197
887,993	3.500%, 7/1/2042	918,251
1,703,631	3.500%, 9/1/2043	1,759,019
3,005,395	4.000%, 12/1/2041	3,167,469
312,268	4.000%, 1/1/2042	329,108
106,013	4.500%, 6/1/2019	107,401
67,175	4.500%, 10/1/2020	68,819
511,875	4.500%, 8/1/2040	549,170
1,077,916	4.500%, 12/1/2040	1,156,116
1,535,031	4.500%, 4/1/2041	1,646,393
57,660	5.000%, 7/1/2019	58,431
61,304	5.000%, 2/1/2021	63,260
579,311	5.000%, 1/1/2034	628,234
152,016	5.000%, 5/1/2034	164,878
142,374	5.000%, 4/1/2036	154,668
42,014	5.000%, 5/1/2036	45,594
30,211	5.000%, 6/1/2036	32,821
279,308	5.000%, 6/1/2040	302,780
23,042	5.500%, 12/1/2020	23,885
897,544	5.500%, 5/1/2034	993,240
15,033	5.500%, 12/1/2035	16,669
189,804	5.500%, 2/1/2036	210,619
60,232	5.500%, 5/1/2036	67,293
11,871	5.500%, 5/1/2036	13,164
19,550	5.500%, 5/1/2036	21,658
8,406	5.500%, 6/1/2036	9,326
4,420	5.500%, 6/1/2036	4,902
154,090	5.500%, 11/1/2037	171,077
311,537	5.500%, 1/1/2038	345,880
269,438	5.500%, 3/1/2040	298,804
6,150	6.000%, 1/1/2032	6,947
6,657	6.000%, 1/1/2032	7,539
43,389	6.000%, 2/1/2032	48,936
183,216	6.000%, 4/1/2036	207,260
41,003	6.000%, 5/1/2036	46,304
281,280	6.000%, 6/1/2037	317,216
34,255	6.000%, 7/1/2037	38,594
35,330	6.500%, 6/1/2022	38,846
Annual Shareholder Report
6

Principal Amount		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal Home Loan Mortgage Corporation—continued
$1,539	6.500%, 5/1/2024	$1,686
13,039	6.500%, 3/1/2029	14,744
5,665	6.500%, 6/1/2029	6,412
4,449	6.500%, 7/1/2029	5,036
733	6.500%, 9/1/2029	822
81,921	6.500%, 5/1/2031	92,259
3,040	7.000%, 12/1/2029	3,498
1,235	7.000%, 6/1/2030	1,413
268	7.000%, 11/1/2030	311
197,924	7.000%, 4/1/2032	230,679
20,057	7.500%, 12/1/2030	23,541
16,751	7.500%, 1/1/2031	19,603
5,497	8.500%, 5/1/2030	6,572
1,350	9.000%, 2/1/2025	1,534
1,222	9.000%, 5/1/2025	1,399
	TOTAL	20,935,994
	Federal National Mortgage Association—13.7%
3,606,291	3.500%, 8/1/2042	3,730,581
1,307,074	3.500%, 9/1/2042	1,349,876
1,908,860	3.500%, 2/1/2047	1,961,376
559,660	4.000%, 2/1/2041	590,016
336,122	4.000%, 12/1/2041	354,774
1,492,019	4.000%, 12/1/2041	1,572,946
866,969	4.500%, 1/1/2042	928,612
1,185,966	4.000%, 4/1/2042	1,250,293
49,309	4.500%, 12/1/2019	49,970
490,238	4.500%, 10/1/2041	525,094
2,648,111	4.500%, 2/1/2042	2,834,741
429,506	5.000%, 7/1/2034	465,149
46,101	5.000%, 11/1/2035	49,972
365,512	5.000%, 7/1/2040	395,244
48,713	5.500%, 11/1/2021	50,952
203,807	5.500%, 9/1/2034	225,903
100,785	5.500%, 8/1/2035	111,761
108,372	5.500%, 1/1/2036	120,102
127,659	5.500%, 4/1/2036	141,447
72,134	6.000%, 8/1/2021	75,487
6,133	6.000%, 7/1/2029	6,819
3,196	6.000%, 5/1/2031	3,588
19,971	6.000%, 5/1/2036	22,519
226,935	6.000%, 7/1/2036	256,397
10,207	6.000%, 7/1/2036	11,524
71,950	6.000%, 9/1/2037	81,000
186,964	6.000%, 11/1/2037	210,663
106,385	6.000%, 12/1/2037	114,094
325,175	6.000%, 3/1/2038	367,121
2,084	6.500%, 6/1/2029	2,375
6,955	6.500%, 6/1/2029	7,910
753	6.500%, 6/1/2029	857
381	6.500%, 7/1/2029	432
Annual Shareholder Report
7

Principal Amount		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—continued
$798	6.500%, 7/1/2029	$852
270	6.500%, 7/1/2029	306
7,445	6.500%, 7/1/2029	8,484
31	6.500%, 7/1/2029	35
369	6.500%, 7/1/2029	418
460	6.500%, 8/1/2029	519
10,153	6.500%, 9/1/2030	11,570
25	6.500%, 5/1/2031	26
31,430	6.500%, 6/1/2031	35,594
26,519	6.500%, 4/1/2032	30,231
11,111	6.500%, 11/1/2035	12,604
3,465	7.000%, 2/1/2024	3,800
4,975	7.000%, 10/1/2029	5,704
14,654	7.000%, 10/1/2029	16,948
4,786	7.000%, 11/1/2030	5,568
105,733	7.000%, 4/1/2031	122,692
96,314	7.000%, 4/1/2032	112,156
2,448	7.500%, 8/1/2028	2,818
378	7.500%, 9/1/2028	439
4,175	7.500%, 2/1/2030	4,883
8,714	8.000%, 7/1/2030	10,341
2,002	8.000%, 7/1/2030	2,383
	TOTAL	18,257,966
	Government Agency—0.7%
930,545	FDIC Trust 2013-R2, Class A, 1.250%, 3/25/2033	919,180
	Government National Mortgage Association—13.7%
4,000,000	3.000%, 5/20/2047	4,040,434
4,240,800	3.500%, 6/20/2046	4,388,840
1,481,024	3.500%, 8/20/2047	1,539,435
2,985,580	3.500%, 9/20/2047	3,091,202
806,355	4.500%, 6/20/2039	866,712
713,788	4.500%, 10/15/2039	767,216
931,347	4.500%, 8/20/2040	1,001,059
440,937	5.000%, 7/15/2034	486,067
41,940	6.000%, 4/15/2032	47,424
80,045	6.000%, 5/15/2032	91,546
150,774	6.000%, 4/15/2036	173,215
303,969	6.000%, 5/15/2036	346,493
307,715	6.000%, 5/15/2036	354,164
55,324	6.000%, 5/20/2037	63,086
58,872	6.000%, 7/20/2036	67,009
320,418	6.000%, 7/20/2038	364,515
8,569	6.500%, 12/15/2023	9,309
16,310	6.500%, 5/15/2024	17,791
3,218	6.500%, 6/15/2029	3,685
9,518	6.500%, 7/15/2029	10,950
5,904	6.500%, 6/15/2031	6,809
7,014	6.500%, 7/20/2031	8,078
6,787	6.500%, 8/20/2031	7,814
51,058	6.500%, 10/15/2031	58,593
Annual Shareholder Report
8

Principal Amount		Value
	MORTGAGE-BACKED SECURITIES—continued
	Government National Mortgage Association—continued
$67,500	6.500%, 12/15/2031	$77,779
9,187	6.500%, 4/15/2032	10,530
32,746	6.500%, 5/15/2032	37,562
223,535	6.500%, 5/15/2032	258,457
1,904	7.500%, 10/15/2029	2,236
1,159	7.500%, 10/15/2029	1,361
6,654	7.500%, 3/20/2030	7,774
1,121	8.000%, 4/15/2030	1,354
	TOTAL	18,208,499
	TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $56,548,934)	58,321,639
	COLLATERALIZED MORTGAGE OBLIGATIONS—2.6%
	Non-Agency Mortgage-Backed Securities—2.6%
151,726	Credit Suisse Mortgage Trust 2007-4, Class 4A2, 5.500%, 6/25/2037	115,611
385,500	Credit Suisse Mortgage Trust 2014-WIN2, Class A2, 3.500%, 10/25/2044	391,739
887,202	Credit Suisse Mortgage Trust 2015-WIN1, Class A6, 3.500%, 12/25/2044	899,455
124,429	Sequoia Mortgage Trust 2012-1, Class 2A1, 3.474%, 1/25/2042	126,389
503,241	Sequoia Mortgage Trust 2014-1, Class 2A5, 4.000%, 4/25/2044	521,258
1,344,883	Sequoia Mortgage Trust 2014-4, Class A5, 3.500%, 11/25/2044	1,367,596
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $3,438,198)	3,422,048
	COMMERCIAL MORTGAGE-BACKED SECURITIES—13.9%
	Agency Commercial Mortgage-Backed Securities—13.9%
2,256,875	FHLMC REMIC K720 A1, 2.316%, 11/25/2021	2,255,591
1,800,000	FHLMC REMIC K504 A2, 2.566%, 9/25/2020	1,812,198
1,250,000	FHLMC REMIC K054 A2, 2.745%, 1/25/2026	1,244,438
2,570,554	FHLMC REMIC K050 A1, 2.802%, 1/25/2025	2,583,882
2,741,382	FHLMC REMIC K060 A1, 2.958%, 7/25/2026	2,782,825
3,721,402	FHLMC REMIC K703 A2, 2.699%, 5/25/2018	3,723,435
1,930,122	FHLMC REMIC K704 A2, 2.412%, 8/25/2018	1,932,913
2,127,925	FNMA REMIC 2011-M7 A2, 2.578%, 9/25/2018	2,129,263
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $18,707,747)	18,464,545
	REPURCHASE AGREEMENT—3.5%
4,672,000	Interest in $950,000,000 joint repurchase agreement 1.42%, dated 12/29/2017 under which Bank of America, N.A. will repurchase securities provided as collateral for $950,149,889 on 1/2/2018. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities maturing on 7/20/2046 and the market value of those underlying securities was $969,152,887. (IDENTIFIED COST $4,672,000)	4,672,000
	TOTAL INVESTMENT IN SECURITIES—99.8% (IDENTIFIED COST $129,877,438)[1]	132,695,501
	OTHER ASSETS AND LIABILITIES - NET—0.2%[2]	262,430
	TOTAL NET ASSETS—100%	$132,957,931
1	The cost of investments for federal tax purposes amounts to $129,832,510.
2	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2017.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
Annual Shareholder Report
9

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of December 31, 2017, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.
The following acronyms are used throughout this portfolio:
FDIC	—Federal Deposit Insurance Corporation
FHLMC	—Federal Home Loan Mortgage Corporation
FNMA	—Federal National Mortgage Association
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
10

Financial Highlights
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.78	$10.88	$11.12	$10.95	$11.55
Income From Investment Operations:
Net investment income	0.23[1]	0.23[1]	0.25[1]	0.27[1]	0.26[1]
Net realized and unrealized gain (loss) on investments	(0.03)	(0.06)	(0.19)	0.23	(0.49)
TOTAL FROM INVESTMENT OPERATIONS	0.20	0.17	0.06	0.50	(0.23)
Less Distributions:
Distributions from net investment income	(0.25)	(0.27)	(0.30)	(0.33)	(0.37)
Net Asset Value, End of Period	$10.73	$10.78	$10.88	$11.12	$10.95
Total Return[2]	1.92%	1.61%	0.52%	4.62%	(2.05)%
Ratios to Average Net Assets:
Net expenses	0.78%	0.76%	0.76%	0.76%	0.76%
Net investment income	2.13%	2.12%	2.25%	2.45%	2.34%
Expense waiver/reimbursement[3]	0.07%	0.06%	0.03%	0.04%	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$132,958	$152,795	$168,742	$187,012	$201,117
Portfolio turnover	24%	53%	34%	51%	94%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	24%	41%	27%	26%	38%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
11

Statement of Assets and Liabilities
December 31, 2017
Assets:
Investment in securities, at value (identified cost $129,877,438)		$132,695,501
Cash		69
Income receivable		500,648
Receivable for shares sold		18,145
TOTAL ASSETS		133,214,363
Liabilities:
Payable for shares redeemed	$163,200
Payable to adviser (Note 5)	5,620
Payable for administrative fees (Note 5)	876
Payable for portfolio accounting fees	59,038
Payable for printing and postage	15,310
Accrued expenses (Note 5)	12,388
TOTAL LIABILITIES		256,432
Net assets for 12,395,172 shares outstanding		$132,957,931
Net Assets Consist of:
Paid-in capital		$127,716,927
Net unrealized appreciation of investments		2,818,063
Accumulated net realized loss on investments		(648,411)
Undistributed net investment income		3,071,352
TOTAL NET ASSETS		$132,957,931
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$132,957,931 ÷ 12,395,172 shares outstanding, no par value, unlimited shares authorized		$10.73
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Statement of Operations
Year Ended December 31, 2017
Investment Income:
Interest		$4,165,915
Net income on securities loaned		246
TOTAL INCOME		4,166,161
Expenses:
Investment adviser fee (Note 5)	$861,311
Administrative fee (Note 5)	113,592
Custodian fees	16,914
Transfer agent fee	13,979
Directors'/Trustees' fees (Note 5)	2,444
Auditing fees	24,500
Legal fees	8,638
Portfolio accounting fees	105,092
Printing and postage	45,529
Miscellaneous (Note 5)	20,751
TOTAL EXPENSES	1,212,750
Waiver of investment adviser fee (Note 5)	(99,183)
Net expenses		1,113,567
Net investment income		3,052,594
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(44,101)
Net change in unrealized appreciation of investments		(149,444)
Net realized and unrealized loss on investments		(193,545)
Change in net assets resulting from operations		$2,859,049
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Statement of Changes in Net Assets
Year Ended December 31	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,052,594	$3,457,240
Net realized gain (loss) on investments and futures contracts	(44,101)	180,091
Net change in unrealized appreciation/depreciation of investments	(149,444)	(906,896)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,859,049	2,730,435
Distributions to Shareholders:
Distributions from net investment income	(3,508,674)	(4,161,172)
Share Transactions:
Proceeds from sale of shares	10,604,671	29,512,173
Net asset value of shares issued to shareholders in payment of distributions declared	3,508,674	4,161,172
Cost of shares redeemed	(33,301,113)	(48,188,993)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(19,187,768)	(14,515,648)
Change in net assets	(19,837,393)	(15,946,385)
Net Assets:
Beginning of period	152,795,324	168,741,709
End of period (including undistributed net investment income of $3,071,352 and $3,507,201, respectively)	$132,957,931	$152,795,324
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Notes to Financial Statements
December 31, 2017
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Fund for U.S. Government Securities II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform
Annual Shareholder Report
15

Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. The detail of the total fund expense waiver of $99,183 is disclosed in Note 5.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
The Fund may transact in To Be Announced Securities (TBAs). As with other delayed-delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.
Dollar-Roll Transactions
The Fund engages in dollar-roll transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar (same type, coupon and maturity), but not identical mortgage-backed securities on a future date. Both securities involved are TBA mortgage-backed securities. The Fund treats dollar-roll transactions as purchases and sales. Dollar-rolls are subject to interest rate risks and credit risks.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration risk and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
At December 31, 2017, and for the period then ended, the Fund had no outstanding futures contracts.
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Securities Lending
The Fund participates in a securities lending program providing for the lending of government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
As of December 31, 2017, the Fund had no outstanding securities on loan.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended December 31	2017	2016
Shares sold	987,615	2,694,329
Shares issued to shareholders in payment of distributions declared	332,891	386,367
Shares redeemed	(3,105,366)	(4,406,170)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(1,784,860)	(1,325,474)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for dollar-roll transactions and expiration of capital loss carryforwards.
For the year ended December 31, 2017, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(98,280)	$20,231	$78,049
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2017 and 2016, was as follows:
	2017	2016
Ordinary income	$3,508,674	$4,161,172
As of December 31, 2017, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$3,071,352
Net unrealized appreciation	$2,727,034
Capital loss carry forwards	$(557,382)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of straddle loss and dollar-roll transactions.
At December 31, 2017, the cost of investments for federal tax purposes was $129,832,510. The net unrealized appreciation of investments for federal tax purposes was $2,727,034. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $3,575,564 and net unrealized depreciation from investments for those securities having an excess of cost over value of $848,530.
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At December 31, 2017, the Fund had a capital loss carryforward of $557,382 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years after December 22, 2010.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$324,844	$232,538	$557,382
Capital loss carryforwards of $98,280 expired during the year ended December 31, 2017.
At December 31, 2017, for federal income tax purposes, the Fund had $135,957 in straddle loss deferrals.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2017, the Adviser voluntarily waived $99,183 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2017, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Expense Limitation
The Adviser and certain of its affiliates (which may include FAS) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.76% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
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6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2017, were as follows:
Purchases	$—
Sales	$16,777,246
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2017, the Fund had no outstanding loans. During the year ended December 31, 2017, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2017, there were no outstanding loans. During the year ended December 31, 2017, the program was not utilized.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF the FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Fund for U.S Government Securities II (the “Fund”), a portfolio of Federated Insurance Series, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor for one or more of Federated Investors'- investment companies since 2006.
Boston, Massachusetts
February 14, 2018
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period[1]
Actual	$1,000	$1,004.70	$3.94
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.30	$3.97
1	Expenses are equal to the Fund's annualized net expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

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In Memoriam
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue and John W. (“John”) McGonigle. They will be greatly missed.
Jack Donahue
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
Jack Donahue, along with Richard B. Fisher, founded Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend.
John McGonigle
(Former Secretary of the Federated Funds, Former Director, Secretary and Chief Legal Officer of Federated Investors, Inc.)
John McGonigle served the Federated Funds and their respective Boards with distinction for more than 50 years as Fund Secretary and also served as Director for several closed-end funds. Mr. McGonigle was a gifted lawyer and wise counselor with a genial presence, keen intellect and convivial demeanor. A man of deep faith, he was a devoted husband, father and grandfather. A graduate of Duquesne University School of Law, Mr. McGonigle served as an officer in the U.S. Army for two years, achieving the rank of Captain. He also served on the staff of the Securities and Exchange Commission before joining Federated in 1966. Among many professional accomplishments, Mr. McGonigle helped fashion the regulatory foundation for money market funds, established Federated's first offshore funds in Ireland, and represented Federated on the Board of Governors of the Investment Company Institute where he was a member of the Executive Committee. Federated expresses deep gratitude for Mr. McGonigle and his impact on his family, friends, the community, and the mutual fund industry.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
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Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.), where she currently serves as a member of the Compensation, Nominating and Corporate Governance Committee (Chair) and the Health, Safety and Environmental Committee. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: September 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.)
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
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OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
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Evaluation and Approval of Advisory Contract–May 2017
Federated Fund for U.S. Government Securities II (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term at its May 2017 meetings. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory contract.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. Consistent with the judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of Federated Investment Management Company (the “Adviser”) and its advisory affiliates for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings at which the Board's formal approval of the investment advisory contract occurred. At the May meetings in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the investment advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales
Annual Shareholder Report
26

charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's contractual advisory fee rate and other expenses relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of, and the compliance-related resources provided to, the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the one-year, three-year and five-year periods covered by the Senior Officer's Evaluation, the Fund's performance was above the median of the relevant peer group.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
Annual Shareholder Report
27

The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels. It should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's investment advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report
29

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Fund for U.S. Government Securities II

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916207
G00846-01 (2/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $204,590

Fiscal year ended 2016 - $197,640

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2017 - $22,091

Fiscal year ended 2016 - $5,827

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

In its required communications to the Audit Committee of the registrant’s Board, KPMG LLP (“KPMG”), the registrant’s independent public accountant, informed the Audit Committee that KPMG and/or covered person professionals within KPMG maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies audited by KPMG (collectively, the “KPMG Funds”).

KPMG informed the Audit Committee that KPMG believes that these lending relationships described above do not and will not impair KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that KPMG has been and is capable of objective and impartial judgment on all issues encompassed within KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds.  The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to KPMG and the registrant.   On September 22, 2017, the SEC issued another no-action letter to Fidelity Management & Research Company et al extending the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter (the “Letters”).

If it were to be determined that the relief available under the Letters was improperly relied upon, or that the independence requirements under the federal securities laws were not otherwise complied with regarding the registrant, for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may not comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the KPMG Funds.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Insurance Series

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date February 14, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ John B. Fisher

John B. Fisher, Principal Executive Officer

Date February 14, 2018

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date February 14, 2018